UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08565

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 12

(This Form N-CSR relates solely to the Registrant’s: Prudential QMA Long-Short Equity Fund, Prudential QMA Large-Cap Core Equity PLUS Fund, Prudential Short Duration Muni High Income Fund and Prudential US Real Estate Fund)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	3/31/2018

Date of reporting period:	3/31/2018

Item 1 – Reports to Stockholders

PRUDENTIAL US REAL ESTATE FUND

ANNUAL REPORT

MARCH 31, 2018

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Capital appreciation and income

Highlights

PRUDENTIAL US REAL ESTATE FUND

•

For the trailing 12 months, much worked in the Fund’s favor. The majority of sectors outperformed relative to the benchmark. Stock selection was positive, and asset allocation had a neutral effect on results.

•

The healthcare sector was the best performer, as stock selection was strong. Security selection was also favorable in the residential and specialty housing sectors, significantly contributing to performance relative to the benchmark. To a lesser degree, the diversified, industrial, office, and shopping center sectors also contributed to the Fund’s outperformance.

•	The only detractor for the period was the mall sector. Stock selection was negative among mall names, but the Fund’s underweight position in the sector had a small positive impact on results.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on June 11, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

- Not part of the Annual Report -

Prudential US Real Estate Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

- Not part of the Annual Report -

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However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

- Not part of the Annual Report -

Prudential US Real Estate Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for Prudential US Real Estate Fund informative and useful. The report covers performance for the 12-month period ended March 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds will be renamed from Prudential to PGIM Funds. Renaming our funds is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name is changing. Your Fund’s management and operation, along with the Fund’s symbols, will remain the same.*

Over the reporting period, global economic growth continued its positive momentum, and central banks gradually tightened monetary policy. The US economy experienced moderate expansion and robust employment levels.

Equity returns were solid, due to healthy earnings expectations and the anticipated impact from tax reform. Global equities, including emerging markets, generally posted strong returns. US equities soared on new regulatory policy and revised corporate tax legislation. However, late in the period volatility arose on jitters over inflation and rising interest rates, tariffs, and a potential trade war.

In bond markets, US Treasury yields rose across both short and longer maturities. European bonds followed and often led during the period. In Japan, the policy stance kept yields considerably lower. US corporate bonds handily outpaced Treasuries. Although most bond market sectors delivered positive returns, a great deal of gains were erased at the end of the period. In March, the Federal Reserve hiked interest rates for the sixth time since 2015, based on confidence in the economy.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart Parker, President

Prudential US Real Estate Fund

May 15, 2018

*Note: The Prudential Day One Funds will not be changing their names.

Prudential US Real Estate Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–7.73	3.89	6.86 (12/21/10)
Class B	–7.69	4.15	6.91 (12/21/10)
Class C	–4.03	4.28	6.89 (12/21/10)
Class Z	–2.09	5.35	7.97 (12/21/10)
Class Q	N/A	N/A	–3.31* (5/25/17)
FTSE NAREIT Equity REITs Index
	–4.51	5.92	8.81
S&P 500 Index
	13.98	13.29	13.12
Lipper Equity Real Estate Funds Average
	–2.13	5.49	8.17

	Average Annual Total Returns as of 3/31/18 (without Sales Charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–2.36	5.07	7.70 (12/21/10)
Class B	–3.11	4.29	6.91 (12/21/10)
Class C	–3.11	4.28	6.89 (12/21/10)
Class Z	–2.09	5.35	7.97 (12/21/10)
Class Q	N/A	N/A	–3.31* (5/25/17)
FTSE NAREIT Equity REITs Index
	–4.51	5.92	8.81
S&P 500 Index
	13.98	13.29	13.12
Lipper Equity Real Estate Funds Average
	–2.13	5.49	8.17

*Not annualized

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential US Real Estate Fund (Class Z shares) with a similar investment in the FTSE NAREIT Equity REITs Index, by portraying the initial account values at the commencement of operations for Class Z shares (December 21, 2010) and the account values at the end of the current fiscal year (March 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, and Class Q shares will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

Prudential US Real Estate Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A**	Class B*	Class C**	Class Z**	Class Q***
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr.1) 4.00% (Yr.2) 3.00% (Yr.3) 2.00% (Yr.4) 1.00% (Yr.5&6) 0.00% (Yr.7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” in the front of this report for more information.

***Class Q shares will be renamed as Class R6 shares effective on June 11, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 3 of this report for more information.

Benchmark Definitions

FTSE NAREIT Equity REITs Index—The Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REITs Index is an unmanaged index which measures the performance of all REITs listed on the New York Stock Exchange, the NASDAQ National Market, and the NYSE MKT LLC. The Index is designed to reflect the performance of all publicly-traded equity REITs as a whole.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Equity Real Estate Funds Average—The Lipper Equity Real Estate Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Equity Real Estate Funds universe for the periods noted. Funds in the Lipper Average invest their portfolios primarily in shares of domestic companies engaged in the real estate industry.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 3/31/18 (%)
AvalonBay Communities, Inc., Residential REITs	4.8
Simon Property Group, Inc., Retail REITs	4.7
Welltower, Inc., Healthcare REITs	4.7
Equinix, Inc., Specialized REITs	4.2
Equity LifeStyle Properties, Inc., Residential REITs	3.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 3/31/18 (%)
Residential REITs	22.3
Specialized REITs	14.9
Industrial REITs	13.6
Office REITs	12.7
Healthcare REITs	10.8

Industry weightings reflect only long-term investments and are subject to change.

Prudential US Real Estate Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential US Real Estate Fund’s Class Z shares lost –2.09% for the 12-month period that ended March 31, 2018. Over the same period, the FTSE NAREIT Equity REITs Index (the Index) returned –4.51%, and the Lipper Equity Real Estate Funds Average returned –2.13%. The S&P 500 Index returned 13.98%.

What were conditions like in the US real estate securities market?

•

From a relative valuation perspective, real estate investments trust (REITs) ended the trailing 12 months trading approximately 10% below net asset value (NAV), compared to a 2.4% premium historically.[1] Core real estate traded at a 16% discount to NAV, with certain sectors trading at very wide discounts relative to their historical levels. The office sector was at a 21% discount versus a 2% historical premium. The apartment sector traded at a 15.4% discount versus a 1% historical premium.

•

Implied cap rate spreads of REITs relative to the 10-year US Treasury remained wide at roughly 320 bps.[2] It is important to note that, during the last peak in 2007, this spread turned negative, with REIT implied cap rates below the 10-year Treasury yield. The current level of spread provided REITs with a cushion if interest rates increase, as spreads could contract without any deterioration in real estate value. Additionally, REIT cash flow multiple spreads widened to three times below the S&P 500 earnings multiple—the most attractive level relative to the S&P 500 since the credit crisis in 2009.

What worked?

•

For the trailing 12 months, much worked in the Fund’s favor. The majority of sectors outperformed relative to the benchmark. Stock selection was positive, and asset allocation had a neutral effect on results.

•

The healthcare sector was the best performer, as stock selection was strong. Security selection was also favorable in the residential and specialty housing sectors, significantly contributing to performance relative to the benchmark. To a lesser degree, the diversified, industrial, office, and shopping center sectors also contributed to the Fund’s outperformance.

What didn’t work?

•	The only detractor for the period was the mall sector. Stock selection was negative among mall names, but the Fund’s underweight position in the sector had a small positive impact on results.

[1]	ISI, as of March 31, 2018
[2]	Citigroup, as of March 31, 2018

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The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Rexford Industrial Realty, Inc.	0.53	Simon Property Group, Inc.	–0.35
Prologis, Inc.	0.46	DDR Corp.	–0.36
Equity LifeStyle Properties, Inc.	0.41	Physicians Realty Trust	–0.36
Camden Property Trust	0.36	Macerich Company	–0.48
Essex Property Trust, Inc.	0.35	Welltower, Inc.	–0.78

Current outlook

•	REITs should experience continued improvement in operating fundamentals and are expected to deliver high single dividends and 5% to 7% cash flow growth in the next 12 months.

•

The level of job growth continues to create ample real estate demand to absorb vacancies and continue pricing power in most property types and markets. New supply growth remains well below historical averages of 2% and near historical lows at 1.4% of existing supply. Supply additions for long lease duration properties remain well below long-term averages. Supply additions for shorter lease duration properties like apartments, hotels and self storage are more in line with long-term historical averages. In many apartment and hotel markets, however, supply is anticipated to moderate in the second half of 2018.

•

Continued tight commercial real estate lending, combined with increasing construction costs and a tightening construction labor market, should keep supply well below previous periods of economic expansion. Construction costs are expected to rise 5% in 2018 and have been rising at an annual rate above 4% since 2013. New construction starts are down 14% from the post-crisis peak in early 2016.

•

REIT aggregate occupancy held firm near a record level of 95% at the end of 2017, above the 15-year historical average of 93.6%.[3] Same-store Net Operating Income (NOI) grew approximately 3.6% in 2017, above the long-term historical average of 2.8%. PGIM Real Estate would estimate a deceleration in same-store NOI to between 3.00% and 3.25%, with much of the increase coming from rent growth offset by increasing operating expenses, particularly property taxes and labor. The impact of tax reform on gross domestic product (GDP) growth may provide some upside to this estimate. Additionally, REITs received pass-through treatment in the new tax law, which lowers the top marginal tax rate on REIT dividends to approximately 29.6% versus bond income and corporate dividends, which will be at 37%. However, this lower rate is not available to Fund shareholders, only to direct REIT shareholders.

Prudential US Real Estate Fund	13

Strategy and Performance Overview (continued)

•

Taxable investors should now consider REITs based on their after-tax dividend yield versus other income alternatives. Institutions globally remain below their target real estate allocations by approximately 120 basis points. There is an estimated $249 billion pipeline of capital to be invested in commercial real estate globally[4]. This embedded demand for real estate from institutions should provide support for cap rates to remain stable in a gradually rising interest rate environment and for real estate prices to improve based on cash flow growth.

•

Employment centers that focus on technology, healthcare, education and media/entertainment are expected to continue to deliver relatively strong job growth. We should also get more clarity shortly on where Amazon will locate its second headquarters (HQ2). HQ2 may be a game changer for commercial and residential real estate demand for the selected city. Amazon has narrowed the list to 20 finalists, with Washington DC/Northern VA emerging as the favorite among analysts, brokers, and investors.

•

With a dividend yield of 4.6% and estimated earnings growth of 5% to 7% in the next 12 months, REITs are poised to deliver a consensus return of approximately 10%, assuming no expansion or contraction in the earnings multiple. However, given continued economic and government policy concerns, volatility spikes remain likely.

[3]	Citi, as of March 31, 2018
[4]	Hodes Weill & Associates and Cornell University, fifth annual real estate allocation monitor

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Comments on Largest Holdings

4.8%	AvalonBay Communities, Inc., Residential REITs

This REIT buys, develops, renovates, and operates multifamily properties in the US. It specializes in upscale properties in high barrier-to-entry markets such as Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. By providing luxury living in high-demand areas where apartment-zoned land is in low supply, AvalonBay can also charge premium rent. The REIT owns about 180 apartment communities with more than 53,000 units. It also has more than 30 properties under construction or redevelopment, and owns rights to develop more than 30 additional ones.

4.7%	Simon Property Group, Inc., Retail REITs

This self-administered, self-managed REIT owns, develops, and manages retail real estate properties, including regional malls, outlet centers, community/lifestyle centers, and international properties.

4.7%	Welltower, Inc., Healthcare REITs

Welltower Inc. invests in senior housing and healthcare real estate properties. It serves customers in the US.

4.2%	Equinix, Inc., Specialized REITs

Equinix invests in interconnected data centers. It focuses on developing network and cloud-neutral data center platforms for cloud and information technology, enterprise, network, and mobile services providers, as well as for financial companies.

3.7%	Equity LifeStyle Properties, Inc., Residential REITs

This REIT owns an interest in communities in the US and western Canada. It acquires properties such as camping grounds and seasonal resort communities.

Prudential US Real Estate Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses

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paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential US Real Estate Fund		Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$941.40	1.25%	$6.05
	Hypothetical	$1,000.00	$1,018.70	1.25%	$6.29
Class B	Actual	$1,000.00	$937.70	2.00%	$9.66
	Hypothetical	$1,000.00	$1,014.96	2.00%	$10.05
Class C	Actual	$1,000.00	$937.60	2.00%	$9.66
	Hypothetical	$1,000.00	$1,014.96	2.00%	$10.05
Class Z	Actual	$1,000.00	$942.70	1.00%	$4.84
	Hypothetical	$1,000.00	$1,019.95	1.00%	$5.04
Class Q	Actual	$1,000.00	$941.80	1.00%	$4.84
	Hypothetical	$1,000.00	$1,019.95	1.00%	$5.04

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential US Real Estate Fund	17

Schedule of Investments

as of March 31, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 99.0%

COMMON STOCKS

Diversified REITs 6.1%
American Assets Trust, Inc.	9,672	$323,142
Empire State Realty Trust, Inc., (Class A Stock)	20,714	347,788
Forest City Realty Trust, Inc., (Class A Stock)	29,954	606,868

		1,277,798

Health Care REITs 10.8%
Community Healthcare Trust, Inc.	13,917	358,224
MedEquities Realty Trust, Inc.	20,608	216,590
Medical Properties Trust, Inc.	33,615	436,995
Sabra Health Care REIT, Inc.	15,993	282,276
Welltower, Inc.	18,057	982,843

		2,276,928

Hotel & Resort REITs 7.8%
DiamondRock Hospitality Co.	51,823	541,032
MGM Growth Properties LLC, (Class A Stock)	12,671	336,289
Park Hotels & Resorts, Inc.	14,615	394,897
Sunstone Hotel Investors, Inc.	25,027	380,911

		1,653,129

Hotels, Resorts & Cruise Lines 0.8%
Hyatt Hotels Corp., (Class A Stock)	2,128	162,281

Industrial REITs 13.6%
Americold Realty Trust	12,529	239,054
Duke Realty Corp.	27,929	739,560
First Industrial Realty Trust, Inc.	13,405	391,828
Prologis, Inc.	7,291	459,260
Rexford Industrial Realty, Inc.	18,761	540,129
STAG Industrial, Inc.	20,898	499,880

		2,869,711

Office REITs 12.7%
Alexandria Real Estate Equities, Inc.	2,896	361,681
Brandywine Realty Trust	19,817	314,694
Columbia Property Trust, Inc.	5,222	106,842
Highwoods Properties, Inc.	5,879	257,618
Hudson Pacific Properties, Inc.	21,505	699,558
JBG SMITH Properties	11,585	390,530
Kilroy Realty Corp.	5,732	406,743
Piedmont Office Realty Trust, Inc., (Class A Stock)	8,224	144,660

		2,682,326

See Notes to Financial Statements.

Prudential US Real Estate Fund	19

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Residential REITs 22.3%
American Campus Communities, Inc.	5,835	$225,348
American Homes 4 Rent, (Class A Stock)	22,296	447,704
AvalonBay Communities, Inc.	6,158	1,012,744
Camden Property Trust	7,220	607,779
Education Realty Trust, Inc.	11,972	392,083
Equity LifeStyle Properties, Inc.	8,882	779,573
Equity Residential	11,303	696,491
Invitation Homes, Inc.	10,760	245,651
Mid-America Apartment Communities, Inc.	3,242	295,800

		4,703,173

Retail REITs 10.0%
Federal Realty Investment Trust	3,197	371,204
Macerich Co. (The)	7,226	404,800
Realty Income Corp.	2,651	137,136
Regency Centers Corp.	3,271	192,924
Simon Property Group, Inc.	6,469	998,490

		2,104,554

Specialized REITs 14.9%
CoreSite Realty Corp.	3,079	308,701
Crown Castle International Corp.	1,379	151,152
CubeSmart	3,965	111,813
Digital Realty Trust, Inc.	5,260	554,299
Equinix, Inc.	2,128	889,802
Extra Space Storage, Inc.	3,177	277,543
Four Corners Property Trust, Inc.	21,215	489,854
Public Storage	1,821	364,910

		3,148,074

TOTAL LONG-TERM INVESTMENTS (cost $19,571,518)		20,877,974

SHORT-TERM INVESTMENT 1.9%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $390,119)(w)	390,119	390,119

TOTAL INVESTMENTS 100.9% (cost $19,961,637)		21,268,093
Liabilities in excess of other assets (0.9)%		(180,014)

NET ASSETS 100.0%		$21,088,079

See Notes to Financial Statements.

20

The following abbreviations are used in the annual report:

LIBOR—London Interbank Offered Rate

REIT(s)—Real Estate Investment Trust(s)

(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Diversified REITs	$1,277,798	$—	$—
Health Care REITs	2,276,928	—	—
Hotel & Resort REITs	1,653,129	—	—
Hotels, Resorts & Cruise Lines	162,281	—	—
Industrial REITs	2,869,711	—	—
Office REITs	2,682,326	—	—
Residential REITs	4,703,173	—	—
Retail REITs	2,104,554	—	—
Specialized REITs	3,148,074	—	—
Affiliated Mutual Fund	390,119	—	—

Total	$21,268,093	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

See Notes to Financial Statements.

Prudential US Real Estate Fund	21

Schedule of Investments (continued)

as of March 31, 2018

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2018 were as follows (unaudited):

Residential REITs	22.3%
Specialized REITs	14.9
Industrial REITs	13.6
Office REITs	12.7
Health Care REITs	10.8
Retail REITs	10.0
Hotel & Resort REITs	7.8
Diversified REITs	6.1
Affiliated Mutual Fund	1.9%
Hotels, Resorts & Cruise Lines	0.8

100.9
Liabilities in excess of other assets	(0.9)

100.0%

See Notes to Financial Statements.

22

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of March 31, 2018

Assets
Investments at value:
Unaffiliated investments (cost $19,571,518)	$20,877,974
Affiliated investments (cost $390,119)	390,119
Cash	8,373
Receivable for investments sold	206,572
Dividends receivable	84,093
Due from Manager	11,178
Receivable for Fund shares sold	2,078
Prepaid expenses	373
Tax reclaim receivable	177

Total assets	21,580,937

Liabilities
Payable for investments purchased	453,303
Accrued expenses and other liabilities	18,000
Custodian and accounting fees payable	15,208
Payable for Fund shares reacquired	2,364
Distribution fee payable	2,277
Affiliated transfer agent fee payable	1,706

Total liabilities	492,858

Net Assets	$21,088,079

Net assets were comprised of:
Shares of beneficial interest, at par	$1,910
Paid-in capital in excess of par	20,217,644

20,219,554
Undistributed net investment income	93,559
Accumulated net realized loss on investment and foreign currency transactions	(531,495)
Net unrealized appreciation on investments and foreign currencies	1,306,461

Net assets, March 31, 2018	$21,088,079

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share, ($3,938,495 ÷ 356,490 shares of beneficial interest issued and outstanding)	$11.05
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price to public	$11.69

Class B
Net asset value, offering price and redemption price per share, ($768,431 ÷ 70,941 shares of beneficial interest issued and outstanding)	$10.83

Class C
Net asset value, offering price and redemption price per share, ($949,228 ÷ 87,812 shares of beneficial interest issued and outstanding)	$10.81

Class Z
Net asset value, offering price and redemption price per share, ($15,422,254 ÷ 1,393,650 shares of beneficial interest issued and outstanding)	$11.07

Class Q
Net asset value, offering price and redemption price per share, ($9,671 ÷ 874 shares of beneficial interest issued and outstanding)	$11.06

See Notes to Financial Statements.

Prudential US Real Estate Fund	25

Statement of Operations

Year Ended March 31, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $146)	$634,563
Affiliated dividend income	2,822

Total income	637,385

Expenses
Management fee	173,733
Distribution fee(a)	36,171
Registration fees(a)	84,891
Custodian and accounting fees	59,723
Shareholders’ reports	26,919
Audit fee	24,616
Legal fees and expenses	22,269
Transfer agent’s fees and expenses (including affiliated expense of $11,666)(a)	21,679
Trustees’ fees	10,940
Miscellaneous	15,033

Total expenses	475,974
Less: Fee waiver and/or expense reimbursement(a)	(208,158)
Distribution fee waiver(a)	(2,233)

Net expenses	265,583

Net investment income (loss)	371,802

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	122,984
Foreign currency transactions	38

123,022

Net change in unrealized appreciation (depreciation) on:
Investments	(927,644)
Foreign currencies	5

(927,639)

Net gain (loss) on investment and foreign currency transactions	(804,617)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(432,815)

(a)	Class specific expenses and waivers were as follows (see Note 1):

	Class A	Class B	Class C	Class Z	Class Q
Distribution fee	13,476	9,755	12,940	—	—
Transfer agent’s fees and expenses	6,368	1,395	1,651	12,257	8
Registration fees	15,407	6,131	6,993	46,622	9,738
Fee waiver and/or expense reimbursement	(41,403)	(11,756)	(14,222)	(130,993)	(9,784)
Distribution fee waiver	(2,233)	—	—	—	—

See Notes to Financial Statements.

26

Statements of Changes in Net Assets

	Year Ended March 31,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$371,802	$152,232
Net realized gain (loss) on investment and foreign currency transactions	123,022	4,878,391
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(927,639)	(4,182,478)

Net increase (decrease) in net assets resulting from operations	(432,815)	848,145

Dividends and Distributions
Dividends from net investment income
Class A	(49,977)	(110,959)
Class B	(5,635)	(16,856)
Class C	(7,078)	(22,161)
Class Z	(215,378)	(560,715)
Class Q	(133)	—

	(278,201)	(710,691)

Distributions from net realized gains
Class A	(210,157)	(651,917)
Class B	(45,310)	(145,776)
Class C	(55,167)	(200,183)
Class Z	(794,247)	(2,153,241)
Class Q	(493)	—

	(1,105,374)	(3,151,117)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	640,396	6,896,382
Net asset value of shares issued in reinvestment of dividends and distributions	1,378,664	3,832,323
Cost of shares reacquired	(3,001,058)	(27,548,452)

Net increase (decrease) in net assets from share transactions	(981,998)	(16,819,747)

Total increase (decrease)	(2,798,388)	(19,833,410)

Net Assets:
Beginning of year	23,886,467	43,719,877

End of year(a)	$21,088,079	$23,886,467

(a) Includes undistributed net investment income of:	$93,559	$—

See Notes to Financial Statements.

Prudential US Real Estate Fund	27

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on October 24, 1997. The Trust currently consists of the following five series: Prudential QMA Large-Cap Core Equity PLUS Fund, Prudential QMA Long-Short Equity Fund and Prudential Short Duration Muni High Income Fund, each of which are diversified funds and Prudential Global Real Estate Fund and Prudential US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the Prudential US Real Estate Fund (the “Fund”).

The investment objective of the Fund is capital appreciation and income.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may

28

occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed

Prudential US Real Estate Fund	29

Notes to Financial Statements (continued)

reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

30

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Equity and Mortgage Real Estate Investment Trusts (REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Concentration of Risk for REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Prudential US Real Estate Fund	31

Notes to Financial Statements (continued)

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, and effective January 1, 2018, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements. Prior to January 1, 2018 transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements were not designated as class specific expenses and were allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain(loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the

32

management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Real Estate unit. The subadvisory agreement provides that PGIM Real Estate will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM Real Estate is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM Real Estate, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate 0.75% of the Fund’s average daily net assets up to and including $1 billion, 0.73% on the next $2 billion of average daily net assets, 0.71% on the next $2 billion of average daily net assets, 0.70% on the next $5 billion of average daily net assets and 0.69% on the average daily net assets in excess of $10 billion. The effective management fee rate, before any waivers and/or expense reimbursements was 0.75% for the year ended March 31, 2018.

PGIM Investments has contractually agreed through July 31, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 1.00% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The management fee waiver and/or expense reimbursement exceeded the management fee for the year ended March 31, 2018.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class Z and Class Q shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class Q shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. PIMS has contractually agreed through July 31, 2018 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $12,115 in front-end sales charges resulting from sales of Class A shares during the year ended March 31, 2018. From these

Prudential US Real Estate Fund	33

Notes to Financial Statements (continued)

fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended March 31, 2018, it received $811 and $49 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliated of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended March 31, 2018 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended March 31, 2018, were $21,040,770 and $22,688,530, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income,

34

accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended March 31, 2018, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $42, due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and reclassification of dividends. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended March 31, 2018, the tax character of dividends paid by the Fund were $282,994 from ordinary income and $1,100,581 from long-term capital gains. For the year ended March 31, 2017, the tax character of dividends paid by the Fund were $1,571,120 from ordinary income and $2,290,688 from long-term capital gains.

As of March 31, 2018, the accumulated undistributed earnings on a tax basis was $93,559 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$20,281,204	$2,137,319	$(1,150,430)	$986,889

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales.

The Fund elected to treat post-October capital losses of approximately $212,000 as having been incurred in the following fiscal year (March 31, 2019).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class Z and Class Q shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial

Prudential US Real Estate Fund	35

Notes to Financial Statements (continued)

sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class Q shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of March 31, 2018, Prudential, through its affiliate entities, owned 1,342,788 Class Z shares and 874 shares of Class Q shares of the Fund. At reporting period end, two shareholders of record held 77% of the Fund’s outstanding shares on behalf of multiple beneficial owners, of which 70% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2018:
Shares sold	31,313	$377,933
Shares issued in reinvestment of dividends and distributions	21,380	257,483
Shares reacquired	(100,575)	(1,218,634)

Net increase (decrease) in shares outstanding before conversion	(47,882)	(583,218)
Shares issued upon conversion from other share class(es)	1,086	12,656
Shares reacquired upon conversion into other share class(es)	(1,756)	(20,301)

Net increase (decrease) in shares outstanding	(48,552)	$(590,863)

Year ended March 31, 2017:
Shares sold	240,777	$3,125,192
Shares issued in reinvestment of dividends and distributions	60,264	740,909
Shares reacquired	(231,518)	(2,981,968)

Net increase (decrease) in shares outstanding before conversion	69,523	884,133
Shares issued upon conversion from other share class(es)	9,235	120,751
Shares reacquired upon conversion into other share class(es)	(39,225)	(478,117)

Net increase (decrease) in shares outstanding	39,533	$526,767

36

Class B	Shares	Amount
Year ended March 31, 2018:
Shares sold	854	$10,394
Shares issued in reinvestment of dividends and distributions	4,216	49,811
Shares reacquired	(25,271)	(298,628)

Net increase (decrease) in shares outstanding before conversion	(20,201)	(238,423)
Shares reacquired upon conversion into other share class(es)	(1,106)	(12,656)

Net increase (decrease) in shares outstanding	(21,307)	$(251,079)

Year ended March 31, 2017:
Shares sold	13,597	$185,880
Shares issued in reinvestment of dividends and distributions	13,185	159,841
Shares reacquired	(24,618)	(311,930)

Net increase (decrease) in shares outstanding before conversion	2,164	33,791
Shares reacquired upon conversion into other share class(es)	(4,312)	(55,371)

Net increase (decrease) in shares outstanding	(2,148)	$(21,580)

Class C
Year ended March 31, 2018:
Shares sold	6,558	$78,894
Shares issued in reinvestment of dividends and distributions	5,236	61,754
Shares reacquired	(51,214)	(608,394)

Net increase (decrease) in shares outstanding before conversion	(39,420)	(467,746)
Shares reacquired upon conversion into other share class(es)	(3,122)	(38,594)

Net increase (decrease) in shares outstanding	(42,542)	$(506,340)

Year ended March 31, 2017:
Shares sold	45,835	$611,002
Shares issued in reinvestment of dividends and distributions	18,301	220,410
Shares reacquired	(39,224)	(484,354)

Net increase (decrease) in shares outstanding before conversion	24,912	347,058
Shares reacquired upon conversion into other share class(es)	(5,061)	(65,380)

Net increase (decrease) in shares outstanding	19,851	$281,678

Class Z
Year ended March 31, 2018:
Shares sold	13,610	$163,175
Shares issued in reinvestment of dividends and distributions	83,673	1,008,990
Shares reacquired	(73,051)	(875,402)

Net increase (decrease) in shares outstanding before conversion	24,232	296,763
Shares issued upon conversion from other share class(es)	4,806	58,895

Net increase (decrease) in shares outstanding	29,038	$355,658

Year ended March 31, 2017:
Shares sold	211,906	$2,974,308
Shares issued in reinvestment of dividends and distributions	215,187	2,711,163
Shares reacquired	(1,720,388)	(23,770,200)

Net increase (decrease) in shares outstanding before conversion	(1,293,295)	(18,084,729)
Shares issued upon conversion from other share class(es)	39,195	478,117

Net increase (decrease) in shares outstanding	(1,254,100)	$(17,606,612)

Prudential US Real Estate Fund	37

Notes to Financial Statements (continued)

Class Q	Shares	Amount
Period ended March 31, 2018*:
Shares sold	822	$10,000
Shares issued in reinvestment of dividends and distributions	52	626

Net increase (decrease) in shares outstanding	874	$10,626

*	Commencement of offering was May 25, 2017.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended March 31, 2018.

38

Financial Highlights

Class A Shares
	Year Ended March 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$12.01	$13.71	$14.80	$12.78	$12.86
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.06	0.21	0.15	0.10
Net realized and unrealized gain (loss) on investments	(0.41)	0.07	(0.11)	2.74	0.39
Total from investment operations	(0.23)	0.13	0.10	2.89	0.49
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.27)	(0.14)	(0.13)	(0.10)
Distributions from net realized gains	(0.60)	(1.56)	(1.05)	(0.74)	(0.47)
Total dividends and distributions	(0.73)	(1.83)	(1.19)	(0.87)	(0.57)
Net asset value, end of year	$11.05	$12.01	$13.71	$14.80	$12.78
Total Return(a):	(2.36)%	1.01%	1.28%	23.06%	4.20%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,938	$4,863	$5,013	$6,502	$3,080
Average net assets (000)	$4,492	$5,555	$4,850	$4,728	$2,687
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.25%	1.34%	1.61% (d)	1.60%	1.60%
Expense before waivers and/or expense reimbursement	2.22%	1.92%	1.73% (d)	1.85%	2.05%
Net investment income (loss)	1.49%	0.43%	1.53%	1.06%	0.79%
Portfolio turnover rate	92%	122%	156%	98%	66%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on the average shares outstanding during the year.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Includes 0.01% of loan interest expense.

See Notes to Financial Statements.

Prudential US Real Estate Fund	39

Financial Highlights (continued)

Class B Shares
	Year Ended March 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$11.81	$13.51	$14.62	$12.67	$12.78
Income (loss) from investment operations:
Net investment income (loss)	0.08	(0.04)	0.11	0.05	0.03
Net realized and unrealized gain (loss) on investments	(0.39)	0.07	(0.11)	2.69	0.37
Total from investment operations	(0.31)	0.03	-	2.74	0.40
Less Dividends and Distributions:
Dividends from net investment income	(0.07)	(0.17)	(0.06)	(0.05)	(0.04)
Distributions from net realized gains	(0.60)	(1.56)	(1.05)	(0.74)	(0.47)
Total dividends and distributions	(0.67)	(1.73)	(1.11)	(0.79)	(0.51)
Net asset value, end of year	$10.83	$11.81	$13.51	$14.62	$12.67
Total Return(a):	(3.11)%	0.26%	0.52%	22.05%	3.53%

Ratios/Supplemental Data:
Net assets, end of year (000)	$768	$1,089	$1,276	$1,814	$1,067
Average net assets (000)	$975	$1,240	$1,443	$1,480	$1,244
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	2.00%	2.09%	2.36% (d)	2.35%	2.35%
Expense before waivers and/or expense reimbursement	3.21%	2.61%	2.43% (d)	2.55%	2.73%
Net investment income (loss)	0.72%	(0.35)%	0.80%	0.35%	0.21%
Portfolio turnover rate	92%	122%	156%	98%	66%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on the average shares outstanding during the year.
(c)	Does not include expenses of the underlying fund in which the Fund invests.
(d)	Includes 0.01% of loan interest expense.

See Notes to Financial Statements.

40

Class C Shares
	Year Ended March 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$11.79	$13.49	$14.60	$12.65	$12.76
Income (loss) from investment operations:
Net investment income (loss)	0.08	(0.05)	0.11	0.04	0.02
Net realized and unrealized gain (loss) on investments	(0.39)	0.08	(0.11)	2.70	0.38
Total from investment operations	(0.31)	0.03	-	2.74	0.40
Less Dividends and Distributions:
Dividends from net investment income	(0.07)	(0.17)	(0.06)	(0.05)	(0.04)
Distributions from net realized gains	(0.60)	(1.56)	(1.05)	(0.74)	(0.47)
Total dividends and distributions	(0.67)	(1.73)	(1.11)	(0.79)	(0.51)
Net asset value, end of year	$10.81	$11.79	$13.49	$14.60	$12.65
Total Return(a):	(3.11)%	0.26%	0.53%	22.09%	3.54%

Ratios/Supplemental Data:
Net assets, end of year (000)	$949	$1,536	$1,491	$1,769	$854
Average net assets (000)	$1,294	$1,669	$1,543	$1,244	$824
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	2.00%	2.08%	2.36% (d)	2.35%	2.35%
Expense before waivers and/or expense reimbursement	3.10%	2.62%	2.43% (d)	2.55%	2.75%
Net investment income (loss)	0.69%	(0.39)%	0.80%	0.31%	0.12%
Portfolio turnover rate	92%	122%	156%	98%	66%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on the average shares outstanding during the year.
(c)	Does not include expenses of the underlying fund in which the Fund invests.
(d)	Includes 0.01% of loan interest expense.

See Notes to Financial Statements.

Prudential US Real Estate Fund	41

Financial Highlights (continued)

Class Z Shares
	Year Ended March 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$12.02	$13.72	$14.80	$12.79	$12.86
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.08	0.26	0.19	0.14
Net realized and unrealized gain (loss) on investments	(0.40)	0.09	(0.12)	2.72	0.39
Total from investment operations	(0.19)	0.17	0.14	2.91	0.53
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.31)	(0.17)	(0.16)	(0.13)
Distributions from net realized gains	(0.60)	(1.56)	(1.05)	(0.74)	(0.47)
Total dividends and distributions	(0.76)	(1.87)	(1.22)	(0.90)	(0.60)
Net asset value, end of year	$11.07	$12.02	$13.72	$14.80	$12.79
Total Return(a):	(2.09)%	1.26%	1.56%	23.27%	4.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15,422	$16,397	$35,941	$35,218	$28,037
Average net assets (000)	$16,394	$22,153	$36,976	$29,979	$21,876
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.00%	1.13%	1.36% (d)	1.35%	1.35%
Expense before waivers and/or expense reimbursement	1.80%	1.56%	1.43% (d)	1.55%	1.74%
Net investment income (loss)	1.76%	0.63%	1.90%	1.34%	1.08%
Portfolio turnover rate	92%	122%	156%	98%	66%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on the average shares outstanding during the year.
(c)	Does not include expenses of the underlying fund in which the Fund invests.
(d)	Includes 0.01% of loan interest expense.

See Notes to Financial Statements.

42

Class Q Shares
May 25, 2017(a) through March 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$12.16
Income (loss) from investment operations:
Net investment income (loss)	0.20
Net realized and unrealized gain (loss) on investments	(0.54)
Total from investment operations	(0.34)
Less Dividends and Distributions:
Dividends from net investment income	(0.16)
Distributions from net realized gains	(0.60)
Total dividends and distributions	(0.76)
Net asset value, end of period	$11.06
Total Return(c):	(3.31)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.00% (e)
Expenses before waivers and/or expense reimbursement	115.13% (e)
Net investment income (loss)	1.93% (e)
Portfolio turnover rate	92% (f)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying fund in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential US Real Estate Fund	43

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 12:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Prudential US Real Estate Fund (the “Fund”), a series of Prudential Investment Portfolios 12, including the schedule of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Retail investment companies since 2003.

New York, New York

May 15, 2018

44

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended March 31, 2018, the Fund reported the maximum amount allowed per share but not less than $0.59 per share for Class A, B, C, Q and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2018.

Prudential US Real Estate Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 90	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (65) Board Member Portfolios Overseen: 90	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (65) Board Member Portfolios Overseen: 90	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Prudential US Real Estate Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 90	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).	Since September 2017

Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 90	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (74) Board Member Portfolios Overseen: 90	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

Prudential US Real Estate Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 89	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 90	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.	Since July 2003

 ±Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

# Mr. Reid joined the Board effective as of March 1, 2018.

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (55) Board Member & President Portfolios Overseen: 90	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen:90	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Prudential US Real Estate Fund

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* (58) Board Member Portfolios Overseen: 89	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (43) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004

Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Prudential US Real Estate Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

M. Sadiq Peshimam (54) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since February 2006

Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential US Real Estate Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL US REAL ESTATE FUND

SHARE CLASS	A	B	C	Z	Q
NASDAQ	PJEAX	PJEBX	PJECX	PJEZX	PJEQX
CUSIP	744336603	744336702	744336801	744336884	744336751

MF209E

PRUDENTIAL QMA LONG-SHORT EQUITY FUND

ANNUAL REPORT

MARCH 31, 2018

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term capital appreciation

Highlights

PRUDENTIAL QMA LONG-SHORT EQUITY FUND

•

The Fund achieved solid positive returns using a bottom-up stock selection strategy that has a 20-80% net market exposure range. Net exposure is the percentage difference between a fund’s long and short exposure. The Fund bought stocks with sound earnings potential, high quality, and better valuation than industry peers. Subsequently, the Fund shorted stocks with the opposite characteristics.

•

Over the reporting period, taking long and short positions in stocks based on growth and quality helped performance the most. Stocks that were good quality and had improving growth prospect outperformed those that had poor quality and deteriorating growth.

•

The Fund’s short positions underperformed its long positions, which was a benefit because the Fund focuses on capturing the spread return between its long and short positions. Since longs outperformed shorts, the spread return was positive.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on June 11, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

- Not part of the Annual Report -

Prudential QMA Long-Short Equity Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

- Not part of the Annual Report -

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However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

- Not part of the Annual Report -

Prudential QMA Long-Short Equity Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for Prudential QMA Long-Short Equity Fund informative and useful. The report covers performance for the 12-month period ended March 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds will be renamed from Prudential to PGIM Funds. Renaming our funds is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name is changing. Your Fund’s management and operation, along with the Fund’s symbols, will remain the same.*

Over the reporting period, global economic growth continued its positive momentum, and central banks gradually tightened monetary policy. The US economy experienced moderate expansion and robust employment levels.

Equity returns were solid, due to healthy earnings expectations and the anticipated impact from tax reform. Global equities, including emerging markets, generally posted strong returns. US equities soared on new regulatory policy and revised corporate tax legislation. However, late in the period volatility arose on jitters over inflation and rising interest rates, tariffs, and a potential trade war.

In bond markets, US Treasury yields rose across both short and longer maturities. European bonds followed and often led during the period. In Japan, the policy stance kept yields considerably lower. US corporate bonds handily outpaced Treasuries. Although most bond market sectors delivered positive returns, a great deal of gains were erased at the end of the period. In March, the Federal Reserve hiked interest rates for the sixth time since 2015, based on confidence in the economy.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart Parker, President

Prudential QMA Long-Short Equity Fund

May 15, 2018

*Note: The Prudential Day One Funds will not be changing their names.

Prudential QMA Long-Short Equity Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/18 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	0.08	5.31 (5/29/14)
Class C	4.08	6.07 (5/29/14)
Class Z	6.11	7.13 (5/29/14)
Class Q	N/A	5.84* (5/25/17)
S&P 500 Index
	13.98	10.88
Customized Blend Index
	7.44	5.65
Lipper Alternative Long/Short Equity Funds Average
	5.92	3.82

	Average Annual Total Returns as of 3/31/18 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	5.90	6.87 (5/29/14)
Class C	5.08	6.07 (5/29/14)
Class Z	6.11	7.13 (5/29/14)
Class Q	N/A	5.84* (5/25/17)
S&P 500 Index
	13.98	10.88
Customized Blend Index
	7.44	5.65
Lipper Alternative Long/Short Equity Funds Average
	5.92	3.82

*Not annualized

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential QMA Long-Short Equity Fund (Class Z shares) with a similar investment in the S&P 500 Index and the Customized Blend Index, by portraying the initial account values at the commencement of operations for Class Z shares (May 29, 2014) and the account values at the end of the current fiscal year (March 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C and Class Q shares will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential QMA Long-Short Equity Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class C*	Class Z*	Class Q**
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” in the front of this report for more information.

**Class Q shares will be renamed as Class R6 shares effective on June 11, 2018. Please see the “PRUDENTIAL FUNDS UPDATE” on page 3 of this report for more information.

Benchmark Definitions

Customized Blend Index—The Customized Blend Index (the Index) is a model portfolio consisting of the S&P 500 Index (50%), which is unmanaged and provides a broad indicator of stock price movements, and the Citigroup 3-Month Treasury Bill Index (50%), which is unmanaged and represents monthly return equivalents of yield averages of the last three-month Treasury Bill issues.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Alternative Long/Short Equity Funds Average—The Lipper Alternative Long/Short Equity Funds Average (Lipper Average) is based on an average return of all funds in the Lipper Alternative Long/Short Equity Funds universe for the periods noted. Funds in the Lipper Alternative Long/Short Equity Funds universe employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Presentation of Fund Holdings

Five Largest Holdings—Long Positions* expressed as a percentage of net assets as of 3/31/18 (%)

Facebook, Inc., Internet Software & Services	1.9
Alphabet, Inc., Internet Software & Services	1.7
AT&T, Inc., Diversified Telecommunication Services	1.5
Visa, Inc., IT Services	1.5
Adobe Systems, Inc., Software	1.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Holdings—Short Positions** expressed as a percentage of net assets as of 3/31/18 (%)

Square, Inc., IT Services	(1.3)
Splunk, Inc., Software	(1.1)
Workday, Inc., Software	(1.1)
Parsley Energy, Inc., Oil, Gas & Consumable Fuels	(1.0)
Expedia Group, Inc., Internet & Direct Marketing Retail	(1.0)

Five Largest Industries expressed as a percentage of net assets as of 3/31/18 (%)
Oil, Gas & Consumable Fuels	3.9
Internet Software & Services	3.6
Semiconductors & Semiconductor Equipment	3.6
Health Care Equipment & Supplies	3.3
Health Care Providers & Services	3.2

Industry weightings reflect only long-term investments and are subject to change.

*A long position is defined as buying shares of stock with the expectation of profiting when the share price appreciates.

**A short position is defined as borrowing shares and then selling those shares with the expectation of profiting when the share price depreciates and those shares can be bought back at a cheaper price. Short positions in the Fund are expressed as a negative percentage of net assets.

Prudential QMA Long-Short Equity Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA Long-Short Equity Fund’s Class Z shares returned 6.11% for the 12-month period that ended March 31, 2018, underperforming the 7.44% return of its Customized Blend Index (the Index) and the 13.98% return of the S&P 500 Index. The Fund outperformed the 5.92% return of the Lipper Alternative Long/Short Equity Funds Average.

What were market conditions?

•

Equity returns were strong during the reporting period, as global gross domestic production (GDP) advanced at a healthy pace, long-term interest rates remained close to historical lows, and central banks tightened monetary policy prudently and gradually in light of subdued inflation.

•

In the US, solid economic fundamentals included stable and moderate economic expansion, robust employment, accelerating corporate profit growth, accumulating cash on company balance sheets, and rising consumer and business confidence. Global equities, including emerging markets, generally posted strong returns.

•	Reduced regulatory activity and pressures, as well as revised corporate tax legislation likewise contributed to market performance.

•

Market volatility late in the period reflected concerns that inflation expectations would rise and monetary tightening would ensue, and that the likely stimulative effect of tax legislation could be weakened by the negative effect of possible new tariffs and other trade restrictions.

What worked?

•

QMA’s quantitative stock selection model evaluates companies based on relative value, growth, and quality criteria. QMA buys stocks of companies that have good value and quality along with solid growth prospects, and it avoids or short companies with the opposite characteristics. During the reporting period, buying stocks with good quality and growth and shorting stocks with poor quality and deteriorating growth was a profitable strategy across most sectors.

•

The Fund’s long positions outperformed the market, and its short positions underperformed. This was a benefit because the Fund focuses on capturing the spread return between its long and short positions. Since longs outperformed shorts, there was a positive spread return.

•

Risk control through diversification served the Fund well over the reporting period. The Fund holds hundreds of stocks long and short, which limits any one company’s stock having a big negative impact on performance. In addition, the Fund keeps sector and industry allocations similar to the S&P 500 Index, which further reduces risk.

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What didn’t work?

•

QMA favors stocks that are inexpensive relative to industry peers and shorts expensive stocks. Over the full reporting period, this relative value strategy was not profitable. In general, stocks that were more expensive based on measures like forward price-to-earnings, price-to-book, and price-to-sales ratios lagged those that were more reasonably priced.

•

QMA’s stock selection in the Technology sector lagged the S&P 500 Index, driven primarily by short positions in companies that had strong returns. QMA avoided these companies because, despite their prospects for reasonable growth, they were very expensive relative to peers and exhibited poor quality. Those expensive stocks continued to do well through the year; and the Fund held several of them short, which had a negative impact on performance.

•

A key benefit of the Fund’s short positions is to hedge equity risk and deliver a smoother return over time. When the market falls, short positions typically generate a positive return, buffering the generally negative return of the long positions. Over the reporting period, the Fund was positioned more defensively, with about 37% net exposure to the market. This held back returns during a period when broad market returns were very strong.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Adobe Systems Incorporated	0.72	Square, Inc. Class A	–1.11
Applied Materials, Inc.	0.54	PayPal Holdings Inc	–0.54
Intuit Inc.	0.46	Workday, Inc. Class A	–0.49
AbbVie, Inc.	0.46	Splunk Inc.	–0.48
NVR, Inc.	0.42	ServiceNow, Inc.	–0.46

Did the Fund use derivatives and, if so, how did they affect performance?

The Fund held futures contracts on the S&P 500 Index. QMA uses these instruments primarily to manage daily cash flows, provide liquidity, and equitize cash, and not as a means of adding value above the market return. Subsequently, the effect on performance was minimal relative to the broad market.

Current outlook

•

QMA’s stock selection strategy is designed to do well in most market conditions. It takes many positions, long and short, in both growth and value stocks across the market capitalization spectrum. This diversification ensures that the Fund is not overexposed to

Prudential QMA Long-Short Equity Fund	13

Strategy and Performance Overview (continued)

any one company—or market segment—but will potentially benefit from exposure to attractive stocks across the market that are expected to perform well. QMA expects this strategy to potentially drive positive results this year.

•

QMA expects the volatility we have seen so far in 2018 will continue over the next year, and that its strategy should benefit the Fund. Volatility can produce mispricing that is advantageous to quantitative strategies. In addition, the combination of both long and short positions provides 20% to 80% exposure to the market. In QMA’s view, this means the Fund should fall less than the market when there is downside volatility because it is less than 100% exposed to the market.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential QMA Long-Short Equity Fund	15

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Long-Short Equity Fund		Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,016.20	2.24%	$11.26
	Hypothetical	$1,000.00	$1,013.76	2.24%	$11.25
Class C	Actual	$1,000.00	$1,012.40	2.99%	$15.00
	Hypothetical	$1,000.00	$1,010.02	2.99%	$14.98
Class Z	Actual	$1,000.00	$1,017.70	1.99%	$10.01
	Hypothetical	$1,000.00	$1,015.01	1.99%	$10.00
Class Q	Actual	$1,000.00	$1,017.70	1.98%	$9.96
	Hypothetical	$1,000.00	$1,015.06	1.98%	$9.95

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

16	Visit our website at pgiminvestments.com

Schedule of Investments

as of March 31, 2018

Description	Shares	Value

LONG-TERM INVESTMENTS 98.7%

COMMON STOCKS

Aerospace & Defense 3.5%
Arconic, Inc.	44,700	$1,029,888
BWX Technologies, Inc.	7,000	444,710
Curtiss-Wright Corp.	2,200	297,154
Ducommun, Inc.*	3,800	115,444
Harris Corp.	28,900	4,660,992
Huntington Ingalls Industries, Inc.	10,300	2,654,928
Lockheed Martin Corp.	10,900	3,683,437
Moog, Inc., (Class A Stock)*	5,700	469,737
Spirit AeroSystems Holdings, Inc., (Class A Stock)	45,100	3,774,870
Wesco Aircraft Holdings, Inc.*	10,200	104,550

		17,235,710

Airlines 0.5%
Southwest Airlines Co.	47,400	2,715,072

Auto Components 0.6%
Cooper-Standard Holdings, Inc.*	11,100	1,363,191
Lear Corp.	8,100	1,507,329
Tenneco, Inc.	5,800	318,246

		3,188,766

Automobiles 0.1%
Thor Industries, Inc.	5,300	610,401

Banks 2.5%
Bank of America Corp.	233,500	7,002,665
JPMorgan Chase & Co.	46,300	5,091,611
QCR Holdings, Inc.	3,100	139,035

		12,233,311

Beverages 1.2%
National Beverage Corp.	12,400	1,103,848
PepsiCo, Inc.	45,300	4,944,495

		6,048,343

Biotechnology 2.9%
AbbVie, Inc.	56,000	5,300,400
Amgen, Inc.	24,180	4,122,206
Biogen, Inc.*	1,680	460,018
BioSpecifics Technologies Corp.*	4,700	208,398

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	17

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Celgene Corp.*	34,000	$3,033,140
Emergent BioSolutions, Inc.*	8,600	452,790
Enanta Pharmaceuticals, Inc.*	2,200	178,002
Halozyme Therapeutics, Inc.*	35,000	685,650

		14,440,604

Building Products 1.0%
Builders FirstSource, Inc.*	8,100	160,704
Continental Building Products, Inc.*	67,600	1,929,980
NCI Building Systems, Inc.*	76,000	1,345,200
Patrick Industries, Inc.*	15,450	955,582
Universal Forest Products, Inc.	17,100	554,895

		4,946,361

Capital Markets 2.5%
Ameriprise Financial, Inc.	11,500	1,701,310
Evercore, Inc., (Class A Stock)	3,600	313,920
Franklin Resources, Inc.	46,200	1,602,216
LPL Financial Holdings, Inc.	8,800	537,416
Raymond James Financial, Inc.	4,100	366,581
S&P Global, Inc.	27,300	5,215,938
Stifel Financial Corp.	5,900	349,457
TD Ameritrade Holding Corp.	38,600	2,286,278

		12,373,116

Chemicals 1.8%
Chemours Co. (The)	75,700	3,687,347
Huntsman Corp.	32,800	959,400
Ingevity Corp.*	12,200	899,018
Koppers Holdings, Inc.*	20,900	858,990
LyondellBasell Industries NV, (Class A Stock)	6,600	697,488
Trinseo SA	4,300	318,415
Westlake Chemical Corp.	14,900	1,656,135

		9,076,793

Commercial Services & Supplies 0.1%
Quad/Graphics, Inc.	20,000	507,000
Steelcase, Inc., (Class A Stock)	11,600	157,760

		664,760

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Communications Equipment 1.0%
CommScope Holding Co., Inc.*	17,000	$679,490
F5 Networks, Inc.*	22,400	3,239,264
Plantronics, Inc.	19,500	1,177,215

		5,095,969

Construction & Engineering 0.9%
EMCOR Group, Inc.	21,900	1,706,667
MasTec, Inc.*	61,700	2,902,985

		4,609,652

Consumer Finance 0.9%
Capital One Financial Corp.	23,300	2,232,606
Green Dot Corp., (Class A Stock)*	4,400	282,304
Navient Corp.	106,100	1,392,032
OneMain Holdings, Inc.*	10,800	323,352
Santander Consumer USA Holdings, Inc.	8,400	136,920

		4,367,214

Containers & Packaging 0.6%
Greif, Inc., (Class A Stock)	35,000	1,828,750
Owens-Illinois, Inc.*	59,600	1,290,936

		3,119,686

Distributors 0.3%
LKQ Corp.*	43,000	1,631,850

Diversified Consumer Services 0.1%
Grand Canyon Education, Inc.*	5,000	524,600

Diversified Telecommunication Services 2.9%
AT&T, Inc.	209,100	7,454,415
Verizon Communications, Inc.	149,800	7,163,436

		14,617,851

Electric Utilities 1.1%
Exelon Corp.	141,500	5,519,915

Electrical Equipment 0.1%
Atkore International Group, Inc.*	12,000	238,200

Electronic Equipment, Instruments & Components 1.8%
Anixter International, Inc.*	5,300	401,475
Arrow Electronics, Inc.*	14,200	1,093,684

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	19

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
CDW Corp.	10,300	$724,193
Insight Enterprises, Inc.*	3,800	132,734
IPG Photonics Corp.*	10,000	2,333,800
Itron, Inc.*	41,500	2,969,325
PC Connection, Inc.	7,700	192,500
SYNNEX Corp.	10,600	1,255,040

		9,102,751

Energy Equipment & Services 0.0%
Archrock, Inc.	23,400	204,750

Equity Real Estate Investment Trusts (REITs) 2.6%
Brixmor Property Group, Inc.	78,000	1,189,500
Chesapeake Lodging Trust	13,100	364,311
CoreCivic, Inc.	10,900	212,768
DDR Corp.	22,800	167,124
DiamondRock Hospitality Co.	25,600	267,264
Franklin Street Properties Corp.	68,400	575,244
GEO Group, Inc. (The)	106,200	2,173,914
Hospitality Properties Trust	74,000	1,875,160
InfraREIT, Inc.	9,000	174,870
Ryman Hospitality Properties, Inc.	4,300	333,035
Spirit Realty Capital, Inc.	189,800	1,472,848
VEREIT, Inc.	254,400	1,770,624
WP Carey, Inc.	13,000	805,870
Xenia Hotels & Resorts, Inc.	68,800	1,356,736

		12,739,268

Food & Staples Retailing 0.8%
Kroger Co. (The)	170,300	4,076,982

Food Products 1.7%
Conagra Brands, Inc.	48,100	1,773,928
J.M. Smucker Co. (The)	14,100	1,748,541
Pilgrim’s Pride Corp.*	11,500	283,015
Tyson Foods, Inc., (Class A Stock)	61,000	4,464,590

		8,270,074

Gas Utilities 0.9%
Atmos Energy Corp.	26,800	2,257,632
UGI Corp.	55,000	2,443,100

		4,700,732

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Equipment & Supplies 5.6%
Abbott Laboratories	28,200	$1,689,744
Align Technology, Inc.*	20,800	5,223,504
Baxter International, Inc.	31,200	2,029,248
Danaher Corp.	41,000	4,014,310
DENTSPLY SIRONA, Inc.	53,000	2,666,430
Edwards Lifesciences Corp.*	14,000	1,953,280
Hill-Rom Holdings, Inc.	14,100	1,226,700
IDEXX Laboratories, Inc.*	18,000	3,445,020
Inogen, Inc.*	4,600	565,064
Masimo Corp.*	40,200	3,535,590
STERIS PLC	2,000	186,720
Zimmer Biomet Holdings, Inc.	15,300	1,668,312

		28,203,922

Health Care Providers & Services 3.8%
Anthem, Inc.	7,600	1,669,720
Centene Corp.*	4,100	438,167
Express Scripts Holding Co.*	69,800	4,821,784
Magellan Health, Inc.*	9,700	1,038,870
MEDNAX, Inc.*	8,300	461,729
UnitedHealth Group, Inc.	31,400	6,719,600
WellCare Health Plans, Inc.*	20,400	3,950,052

		19,099,922

Health Care Technology 0.2%
athenahealth, Inc.*	4,700	672,241
Cerner Corp.*	8,000	464,000

		1,136,241

Hotels, Restaurants & Leisure 1.2%
Bloomin’ Brands, Inc.	48,600	1,180,008
Hilton Grand Vacations, Inc.*	16,600	714,132
Hilton Worldwide Holdings, Inc.	23,500	1,850,860
Las Vegas Sands Corp.	19,500	1,402,050
Ruth’s Hospitality Group, Inc.	11,700	286,065
Texas Roadhouse, Inc.	5,700	329,346

		5,762,461

Household Durables 1.0%
La-Z-Boy, Inc.	37,600	1,126,120
NVR, Inc.*	790	2,212,000
Taylor Morrison Home Corp., (Class A Stock)*	62,500	1,455,000

		4,793,120

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	21

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Independent Power & Renewable Electricity Producers 1.2%
AES Corp.	130,600	$1,484,922
NRG Energy, Inc.	140,700	4,295,571

		5,780,493

Industrial Conglomerates 0.6%
Honeywell International, Inc.	22,300	3,222,573

Insurance 0.6%
American Equity Investment Life Holding Co.	24,300	713,448
American International Group, Inc.	8,700	473,454
Hanover Insurance Group, Inc. (The)	3,300	389,037
Old Republic International Corp.	17,800	381,810
Unum Group	18,600	885,546

		2,843,295

Internet & Direct Marketing Retail 0.9%
1-800-Flowers.com, Inc., (Class A Stock)*	52,500	619,500
FTD Cos., Inc.*	9,100	33,124
Groupon, Inc.*	245,900	1,067,206
Liberty Interactive Corp. QVC Group, (Class A Stock)*	36,200	911,154
Liberty TripAdvisor Holdings, Inc., (Class A Stock)*	17,400	187,050
Netflix, Inc.*	2,000	590,700
Nutrisystem, Inc.	38,100	1,026,795

		4,435,529

Internet Software & Services 5.1%
Akamai Technologies, Inc.*	20,100	1,426,698
Alphabet, Inc., (Class A Stock)*	3,300	3,422,562
Alphabet, Inc., (Class C Stock)*(u)	8,362	8,627,828
Blucora, Inc.*	25,200	619,920
Envestnet, Inc.*	7,900	452,670
Etsy, Inc.*	56,300	1,579,778
Facebook, Inc., (Class A Stock)*(u)	58,900	9,411,631

		25,541,087

IT Services 4.4%
Automatic Data Processing, Inc.	18,100	2,053,988
Booz Allen Hamilton Holding Corp.	30,700	1,188,704
CACI International, Inc., (Class A Stock)*	7,700	1,165,395
Cognizant Technology Solutions Corp., (Class A Stock)	66,900	5,385,450
CSG Systems International, Inc.	12,100	548,009
EPAM Systems, Inc.*	1,800	206,136

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

IT Services (cont’d.)
ExlService Holdings, Inc.*	6,900	$384,813
Hackett Group, Inc. (The)	25,100	403,106
Leidos Holdings, Inc.	19,200	1,255,680
MAXIMUS, Inc.	4,500	300,330
Science Applications International Corp.	6,200	488,560
Travelport Worldwide Ltd.	41,500	678,110
Visa, Inc., (Class A Stock)(u)	62,000	7,416,440
Western Union Co. (The)	20,200	388,446

		21,863,167

Leisure Products 0.1%
Vista Outdoor, Inc.*	21,500	350,880

Life Sciences Tools & Services 1.2%
Bruker Corp.	47,300	1,415,216
Illumina, Inc.*	18,700	4,421,054

		5,836,270

Machinery 4.6%
Caterpillar, Inc.	40,200	5,924,676
Crane Co.	8,300	769,742
Cummins, Inc.	32,900	5,332,761
Dover Corp.	16,100	1,581,342
Global Brass & Copper Holdings, Inc.	16,000	535,200
Harsco Corp.*	19,200	396,480
IDEX Corp.	5,100	726,801
Lydall, Inc.*	3,200	154,400
Mueller Industries, Inc.	1,100	28,776
Oshkosh Corp.	48,800	3,770,776
SPX Corp.*	46,200	1,500,576
SPX FLOW, Inc.*	5,600	275,464
Wabash National Corp.	86,100	1,791,741

		22,788,735

Media 0.2%
News Corp., (Class A Stock)	53,400	843,720

Metals & Mining 2.5%
Freeport-McMoRan, Inc.*	301,000	5,288,570
Reliance Steel & Aluminum Co.	5,100	437,274
Southern Copper Corp. (Peru)	55,600	3,012,408
Steel Dynamics, Inc.	68,800	3,042,336
Worthington Industries, Inc.	20,700	888,444

		12,669,032

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	23

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Mortgage Real Estate Investment Trusts (REITs) 0.3%
Chimera Investment Corp.	78,500	$1,366,685
Ladder Capital Corp.	16,100	242,788
Western Asset Mortgage Capital Corp.	11,000	106,590

		1,716,063

Multi-Utilities 0.7%
CenterPoint Energy, Inc.	15,200	416,480
MDU Resources Group, Inc.	112,600	3,170,816

		3,587,296

Multiline Retail 2.0%
Kohl’s Corp.	69,000	4,520,190
Macy’s, Inc.	180,500	5,368,070

		9,888,260

Oil, Gas & Consumable Fuels 6.6%
Anadarko Petroleum Corp.	91,100	5,503,351
Andeavor	19,200	1,930,752
ConocoPhillips	93,700	5,555,473
Continental Resources, Inc.*	26,500	1,562,175
CVR Energy, Inc.	15,400	465,388
Devon Energy Corp.	136,000	4,323,440
Laredo Petroleum, Inc.*	224,300	1,953,653
Marathon Petroleum Corp.	73,200	5,351,652
Newfield Exploration Co.*	15,000	366,300
Phillips 66	16,900	1,621,048
Pioneer Natural Resources Co.	15,600	2,679,768
Valero Energy Corp.	18,800	1,744,076

		33,057,076

Personal Products 0.0%
Avon Products, Inc. (United Kingdom)*	9,500	26,980

Pharmaceuticals 1.0%
Allergan PLC	400	67,316
Mallinckrodt PLC*	50,500	731,240
Zoetis, Inc.	52,800	4,409,328

		5,207,884

Professional Services 0.7%
Insperity, Inc.	53,500	3,720,925

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

Real Estate Management & Development 0.9%
CBRE Group, Inc., (Class A Stock)*	79,000	$3,730,380
Marcus & Millichap, Inc.*	8,500	306,510
RMR Group, Inc. (The), (Class A Stock)	8,800	615,560

		4,652,450

Road & Rail 0.3%
Norfolk Southern Corp.	5,800	787,524
Old Dominion Freight Line, Inc.	6,000	881,820

		1,669,344

Semiconductors & Semiconductor Equipment 4.8%
Advanced Energy Industries, Inc.*	51,600	3,297,240
Alpha & Omega Semiconductor Ltd.*	15,200	234,840
Amkor Technology, Inc.*	14,100	142,833
Applied Materials, Inc.	75,200	4,181,872
Broadcom Ltd.	17,200	4,053,180
Entegris, Inc.	16,800	584,640
MKS Instruments, Inc.	28,800	3,330,720
NVE Corp.	2,000	166,220
NVIDIA Corp.	29,000	6,716,110
ON Semiconductor Corp.*	34,300	838,978
SMART Global Holdings, Inc.*	4,600	229,264

		23,775,897

Software 7.0%
Activision Blizzard, Inc.	69,200	4,668,232
Adobe Systems, Inc.*(u)	34,100	7,368,328
ANSYS, Inc.*	6,400	1,002,816
CA, Inc.	29,700	1,006,830
Dell Technologies, Inc., (Class V Stock)*	67,200	4,919,712
Fortinet, Inc.*	36,200	1,939,596
Intuit, Inc.	30,100	5,217,835
Microsoft Corp.	3,200	292,064
Oracle Corp.	101,600	4,648,200
Progress Software Corp.	8,200	315,290
PTC, Inc.*	9,800	764,498
Synopsys, Inc.*	34,300	2,855,132

		34,998,533

Specialty Retail 2.9%
Asbury Automotive Group, Inc.*	19,600	1,323,000
AutoNation, Inc.*	9,800	458,444
Burlington Stores, Inc.*	31,800	4,234,170
Dick’s Sporting Goods, Inc.	30,600	1,072,530

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	25

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Gap, Inc. (The)	87,000	$2,714,400
Genesco, Inc.*	9,400	381,640
Michaels Cos., Inc. (The)*	14,800	291,708
RH*	12,700	1,210,056
Ross Stores, Inc.	34,400	2,682,512

		14,368,460

Technology Hardware, Storage & Peripherals 3.3%
Apple, Inc.	13,000	2,181,140
Hewlett Packard Enterprise Co.	299,900	5,260,246
HP, Inc.	174,800	3,831,616
Western Digital Corp.	57,300	5,287,071

		16,560,073

Textiles, Apparel & Luxury Goods 1.5%
Carter’s, Inc.	9,000	936,900
Lululemon Athletica, Inc.*	38,000	3,386,560
PVH Corp.	7,300	1,105,439
Skechers U.S.A., Inc., (Class A Stock)*	43,200	1,680,048
Wolverine World Wide, Inc.	11,900	343,910

		7,452,857

Thrifts & Mortgage Finance 0.2%
Radian Group, Inc.	39,100	744,464

Trading Companies & Distributors 0.7%
Applied Industrial Technologies, Inc.	21,400	1,560,060
BMC Stock Holdings, Inc.*	9,100	177,905
MSC Industrial Direct Co., Inc., (Class A Stock)	6,700	614,457
Univar, Inc.*	9,400	260,850
Veritiv Corp.*	7,600	297,920
WESCO International, Inc.*	13,200	819,060

		3,730,252

Water Utilities 0.1%
SJW Group	8,300	437,493

Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	8,700	243,861
United States Cellular Corp.*	4,200	168,798

		412,659

TOTAL LONG-TERM INVESTMENTS (cost $421,800,945)		493,530,144

See Notes to Financial Statements.

26

Description			Shares	Value

SHORT-TERM INVESTMENTS 0.9%

AFFILIATED MUTUAL FUND 0.8%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $4,065,366)(w)			4,065,366	$4,065,366

	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) 0.1%
U.S. Treasury Bills	1.510%	06/14/18	700	697,647
U.S. Treasury Bills	1.567%	06/14/18	100	99,664

TOTAL U.S. TREASURY OBLIGATIONS (cost $797,539)				797,311

TOTAL SHORT-TERM INVESTMENTS (cost $4,862,905)				4,862,677

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT 99.6% (cost $426,663,850)				498,392,821

			Shares
SECURITIES SOLD SHORT (48.5)%

COMMON STOCKS

Aerospace & Defense (0.4)%
Cubic Corp.			7,000	(445,200)
Mercury Systems, Inc.*			30,100	(1,454,432)

				(1,899,632)

Automobiles (0.7)%
Tesla, Inc.*			13,600	(3,619,368)

Banks (0.6)%
Bank of Hawaii Corp.			2,800	(232,680)
Community Bank System, Inc.			7,000	(374,920)
CVB Financial Corp.			27,200	(615,808)
First Republic Bank			3,200	(296,352)
Glacier Bancorp, Inc.			6,400	(245,632)
Prosperity Bancshares, Inc.			8,900	(646,407)
Texas Capital Bancshares, Inc.*			6,300	(566,370)

				(2,978,169)

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	27

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology (3.4)%
Agios Pharmaceuticals, Inc.*	5,100	$(417,078)
Amicus Therapeutics, Inc.*	117,100	(1,761,184)
Arena Pharmaceuticals, Inc.*	17,900	(707,050)
Array BioPharma, Inc.*	105,100	(1,715,232)
BioCryst Pharmaceuticals, Inc.*	52,300	(249,471)
BioMarin Pharmaceutical, Inc.*	12,600	(1,021,482)
Bluebird Bio, Inc.*	7,100	(1,212,325)
Clovis Oncology, Inc.*	34,200	(1,805,760)
Exact Sciences Corp.*	24,600	(992,118)
Heron Therapeutics, Inc.*	30,100	(830,760)
Insmed, Inc.*	14,100	(317,532)
Ironwood Pharmaceuticals, Inc.*	60,500	(933,515)
Portola Pharmaceuticals, Inc.*	6,200	(202,492)
Sarepta Therapeutics, Inc.*	41,700	(3,089,553)
Spark Therapeutics, Inc.*	26,100	(1,737,999)

		(16,993,551)

Capital Markets (0.4)%
FactSet Research Systems, Inc.	7,100	(1,415,882)
MarketAxess Holdings, Inc.	2,800	(608,832)

		(2,024,714)

Chemicals (1.0)%
Ashland Global Holdings, Inc.	24,800	(1,730,792)
DowDuPont, Inc.	39,300	(2,503,803)
Rayonier Advanced Materials, Inc.	9,600	(206,112)
Sensient Technologies Corp.	7,400	(522,292)

		(4,962,999)

Commercial Services & Supplies (0.9)%
ABM Industries, Inc.	22,300	(746,604)
Covanta Holding Corp.	31,300	(453,850)
Healthcare Services Group, Inc.	46,100	(2,004,428)
Republic Services, Inc.	6,200	(410,626)
Rollins, Inc.	12,200	(622,566)
Team, Inc.*	19,400	(266,750)

		(4,504,824)

Communications Equipment (0.8)%
CalAmp Corp.*	9,100	(208,208)
Finisar Corp.*	83,000	(1,312,230)
ViaSat, Inc.*	34,400	(2,260,768)

		(3,781,206)

See Notes to Financial Statements.

28

Description	Shares	Value
COMMON STOCKS (Continued)

Construction & Engineering (0.2)%
Dycom Industries, Inc.*	5,800	$(624,254)
NV5 Global, Inc.*	6,700	(373,525)

		(997,779)

Construction Materials (0.5)%
Martin Marietta Materials, Inc.	13,100	(2,715,630)

Containers & Packaging (0.6)%
Ball Corp.	79,200	(3,145,032)

Diversified Consumer Services (0.1)%
Chegg, Inc.*	27,200	(561,952)

Diversified Financial Services (0.4)%
Voya Financial, Inc.	36,600	(1,848,300)

Electric Utilities (0.3)%
Alliant Energy Corp.	38,300	(1,564,938)

Electronic Equipment, Instruments & Components (0.6)%
Fabrinet (Thailand)*	19,400	(608,772)
II-VI, Inc.*	15,200	(621,680)
Mesa Laboratories, Inc.	2,400	(356,256)
Universal Display Corp.	15,600	(1,575,600)

		(3,162,308)

Energy Equipment & Services (1.3)%
Baker Hughes a GE Co.	164,100	(4,557,057)
Dril-Quip, Inc.*	2,800	(125,440)
Patterson-UTI Energy, Inc.	110,100	(1,927,851)

		(6,610,348)

Equity Real Estate Investment Trusts (REITs) (3.2)%
Alexandria Real Estate Equities, Inc.	23,800	(2,972,382)
CoreSite Realty Corp.	7,200	(721,872)
CyrusOne, Inc.	48,300	(2,473,443)
Healthcare Realty Trust, Inc.	13,600	(376,856)
Kilroy Realty Corp.	20,200	(1,433,392)
National Retail Properties, Inc.	44,300	(1,739,218)
Public Storage	15,000	(3,005,850)
Realty Income Corp.	51,100	(2,643,403)
Retail Opportunity Investments Corp.	29,100	(514,197)

		(15,880,613)

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	29

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Food Products (0.2)%
Pinnacle Foods, Inc.	16,100	$(871,010)

Health Care Equipment & Supplies (2.3)%
AxoGen, Inc.*	12,400	(452,600)
DexCom, Inc.*	54,900	(4,071,384)
GenMark Diagnostics, Inc.*	35,600	(193,664)
ICU Medical, Inc.*	1,100	(277,640)
iRhythm Technologies, Inc.*	5,400	(339,930)
Natus Medical, Inc.*	6,000	(201,900)
Nevro Corp.*	19,200	(1,664,064)
NuVasive, Inc.*	36,200	(1,890,002)
Penumbra, Inc.*	9,000	(1,040,850)
Quidel Corp.*	13,600	(704,616)
Wright Medical Group NV*	23,200	(460,288)

		(11,296,938)

Health Care Providers & Services (0.6)%
Acadia Healthcare Co., Inc.*	13,800	(540,684)
BioTelemetry, Inc.*	18,000	(558,900)
Capital Senior Living Corp.*	19,700	(211,775)
Cross Country Healthcare, Inc.*	17,900	(198,869)
Premier, Inc., (Class A Stock)*	10,600	(331,886)
Tivity Health, Inc.*	25,600	(1,015,040)

		(2,857,154)

Health Care Technology (0.5)%
Evolent Health, Inc., (Class A Stock)*	31,200	(444,600)
Tabula Rasa HealthCare, Inc.*	4,400	(170,720)
Teladoc, Inc.*	33,600	(1,354,080)
Vocera Communications, Inc.*	12,700	(297,434)

		(2,266,834)

Hotels, Restaurants & Leisure (1.5)%
Papa John’s International, Inc.	19,700	(1,128,810)
Six Flags Entertainment Corp.	39,000	(2,428,140)
Vail Resorts, Inc.	16,000	(3,547,200)
Wingstop, Inc.	5,300	(250,319)

		(7,354,469)

Household Durables (0.7)%
Garmin Ltd.	6,800	(400,724)
Installed Building Products, Inc.*	3,300	(198,165)
iRobot Corp.*	18,700	(1,200,353)

See Notes to Financial Statements.

30

Description	Shares	Value
COMMON STOCKS (Continued)

Household Durables (cont’d.)
Leggett & Platt, Inc.	23,700	$(1,051,332)
Universal Electronics, Inc.*	8,100	(421,605)

		(3,272,179)

Household Products (0.1)%
WD-40 Co.	3,700	(487,290)

Independent Power & Renewable Electricity Producers (0.2)%
Ormat Technologies, Inc.	2,600	(146,588)
Pattern Energy Group, Inc., (Class A Stock)	42,300	(731,367)

		(877,955)

Internet & Direct Marketing Retail (1.0)%
Expedia Group, Inc.	45,300	(5,001,573)

Internet Software & Services (1.5)%
2U, Inc.*	14,500	(1,218,435)
Alteryx, Inc., (Class A Stock)*	13,700	(467,718)
Box, Inc., (Class A Stock)*	77,300	(1,588,515)
Cornerstone OnDemand, Inc.*	6,500	(254,215)
Coupa Software, Inc.*	8,900	(406,018)
GoDaddy, Inc., (Class A Stock)*	35,000	(2,149,700)
GTT Communications, Inc.*	20,400	(1,156,680)
Instructure, Inc.*	6,300	(265,545)
Okta, Inc.*	6,100	(243,085)

		(7,749,911)

IT Services (4.1)%
DXC Technology Co.	41,400	(4,161,942)
Euronet Worldwide, Inc.*	7,000	(552,440)
Gartner, Inc.*	22,900	(2,693,498)
PayPal Holdings, Inc.*	47,200	(3,581,064)
Square, Inc., (Class A Stock)*	135,600	(6,671,520)
WEX, Inc.*	19,500	(3,054,090)

		(20,714,554)

Leisure Products (0.1)%
Hasbro, Inc.	8,100	(682,830)

Life Sciences Tools & Services (0.5)%
Cambrex Corp.*	3,200	(167,360)
Luminex Corp.	12,300	(259,161)
PerkinElmer, Inc.	14,200	(1,075,224)
Syneos Health, Inc.*	32,300	(1,146,650)

		(2,648,395)

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	31

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Machinery (2.5)%
Actuant Corp., (Class A Stock)	32,000	$(744,000)
Chart Industries, Inc.*	10,600	(625,718)
CIRCOR International, Inc.	10,400	(443,664)
Evoqua Water Technologies Corp.*	10,500	(223,545)
Flowserve Corp.	73,000	(3,163,090)
John Bean Technologies Corp.	4,400	(498,960)
Snap-on, Inc.	5,600	(826,224)
Sun Hydraulics Corp.	8,300	(444,548)
Trinity Industries, Inc.	42,100	(1,373,723)
Wabtec Corp.	52,300	(4,257,220)

		(12,600,692)

Media (0.7)%
EW Scripps Co. (The), (Class A Stock)	12,800	(153,472)
GCI Liberty, Inc., (Class A Stock)*	40,080	(2,118,629)
IMAX Corp.*	42,200	(810,240)
New York Times Co. (The), (Class A Stock)	23,100	(556,710)

		(3,639,051)

Metals & Mining (0.4)%
Allegheny Technologies, Inc.*	17,800	(421,504)
Coeur Mining, Inc.*	29,500	(236,000)
Compass Minerals International, Inc.	15,500	(934,650)
Haynes International, Inc.	6,900	(256,059)

		(1,848,213)

Mortgage Real Estate Investment Trusts (REITs) (0.2)%
Apollo Commercial Real Estate Finance, Inc.	12,100	(217,558)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	31,700	(618,150)

		(835,708)

Multi-Utilities (1.4)%
Dominion Energy, Inc.	30,600	(2,063,358)
Sempra Energy	43,300	(4,815,826)

		(6,879,184)

Oil, Gas & Consumable Fuels (2.7)%
Callon Petroleum Co.*	133,200	(1,763,568)
Centennial Resource Development, Inc., (Class A Stock)*	18,200	(333,970)
CNX Resources Corp.*	46,600	(719,038)
EQT Corp.	72,900	(3,463,479)
Extraction Oil & Gas, Inc.*	25,400	(291,084)

See Notes to Financial Statements.

32

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Golar LNG Ltd. (Bermuda)	14,000	$(383,040)
Green Plains, Inc.	22,100	(371,280)
Jagged Peak Energy, Inc.*	18,700	(264,231)
Parsley Energy, Inc., (Class A Stock)*	174,500	(5,058,755)
SemGroup Corp., (Class A Stock)	21,700	(464,380)
SRC Energy, Inc.*	65,900	(621,437)

		(13,734,262)

Pharmaceuticals (0.4)%
Impax Laboratories, Inc.*	47,700	(927,765)
Medicines Co. (The)*	34,800	(1,146,312)

		(2,074,077)

Professional Services (1.8)%
IHS Markit Ltd.*	78,200	(3,772,368)
Nielsen Holdings PLC	122,300	(3,887,917)
WageWorks, Inc.*	25,800	(1,166,160)

		(8,826,445)

Real Estate Management & Development (0.7)%
Howard Hughes Corp. (The)*	26,200	(3,645,206)

Road & Rail (0.6)%
Knight-Swift Transportation Holdings, Inc.	65,600	(3,018,256)

Semiconductors & Semiconductor Equipment (1.2)%
Cree, Inc.*	46,300	(1,866,353)
Ichor Holdings Ltd.*	21,700	(525,357)
Inphi Corp.*	33,500	(1,008,350)
Integrated Device Technology, Inc.*	9,600	(293,376)
MACOM Technology Solutions Holdings, Inc.*	41,700	(692,220)
MaxLinear, Inc.*	43,300	(985,075)
PDF Solutions, Inc.*	21,000	(244,860)
Veeco Instruments, Inc.*	33,800	(574,600)

		(6,190,191)

Software (4.4)%
Blackline, Inc.*	34,100	(1,337,061)
Ebix, Inc.	2,100	(156,450)
Proofpoint, Inc.*	26,400	(3,000,360)
PROS Holdings, Inc.*	13,200	(435,732)
ServiceNow, Inc.*	29,100	(4,814,595)
Splunk, Inc.*	57,300	(5,637,747)

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	33

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Software (cont’d.)
Tableau Software, Inc., (Class A Stock)*	11,300	$(913,266)
Workday, Inc., (Class A Stock)*	43,700	(5,554,707)

		(21,849,918)

Specialty Retail (1.2)%
Camping World Holdings, Inc., (Class A Stock)	14,700	(474,075)
Floor & Decor Holdings, Inc., (Class A Stock)*	25,400	(1,323,848)
Lowe’s Cos., Inc.	48,200	(4,229,550)

		(6,027,473)

Technology Hardware, Storage & Peripherals (0.1)%
Electronics For Imaging, Inc.*	24,700	(675,051)

Textiles, Apparel & Luxury Goods (0.2)%
Hanesbrands, Inc.	53,000	(976,260)

Trading Companies & Distributors (0.5)%
Air Lease Corp.	28,200	(1,201,884)
SiteOne Landscape Supply, Inc.*	15,100	(1,163,304)

		(2,365,188)

Wireless Telecommunication Services (0.8)%
T-Mobile U.S., Inc.*	68,300	(4,169,032)

TOTAL SECURITIES SOLD SHORT (proceeds received $223,976,655)		(242,686,662)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT 51.1% (cost $202,687,195)		255,706,159
Other assets in excess of liabilities(z) 48.9%		244,281,086

NET ASSETS 100.0%		$499,987,245

The following abbreviations are used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trusts

*	Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rates shown reflects yield to maturity at purchase date.
(u)	Represents security, or a portion thereof, segregated as collateral for short sales.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

34

Futures contracts outstanding at March 31, 2018:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
40	S&P 500 E-Mini Index	Jun. 2018	$5,266,694	$5,286,000	$19,306

Securities with a combined market value of $797,311 have been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at March 31, 2018.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$17,235,710	$—	$—
Airlines	2,715,072	—	—
Auto Components	3,188,766	—	—
Automobiles	610,401	—	—
Banks	12,233,311	—	—
Beverages	6,048,343	—	—
Biotechnology	14,440,604	—	—
Building Products	4,946,361	—	—
Capital Markets	12,373,116	—	—
Chemicals	9,076,793	—	—
Commercial Services & Supplies	664,760	—	—
Communications Equipment	5,095,969	—	—
Construction & Engineering	4,609,652	—	—

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	35

Schedule of Investments (continued)

as of March 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Consumer Finance	$4,367,214	$—	$—
Containers & Packaging	3,119,686	—	—
Distributors	1,631,850	—	—
Diversified Consumer Services	524,600	—	—
Diversified Telecommunication Services	14,617,851	—	—
Electric Utilities	5,519,915	—	—
Electrical Equipment	238,200	—	—
Electronic Equipment, Instruments & Components	9,102,751	—	—
Energy Equipment & Services	204,750	—	—
Equity Real Estate Investment Trusts (REITs)	12,739,268	—	—
Food & Staples Retailing	4,076,982	—	—
Food Products	8,270,074	—	—
Gas Utilities	4,700,732	—	—
Health Care Equipment & Supplies	28,203,922	—	—
Health Care Providers & Services	19,099,922	—	—
Health Care Technology	1,136,241	—	—
Hotels, Restaurants & Leisure	5,762,461	—	—
Household Durables	4,793,120	—	—
Independent Power & Renewable Electricity Producers	5,780,493	—	—
Industrial Conglomerates	3,222,573	—	—
Insurance	2,843,295	—	—
Internet & Direct Marketing Retail	4,435,529	—	—
Internet Software & Services	25,541,087	—	—
IT Services	21,863,167	—	—
Leisure Products	350,880	—	—
Life Sciences Tools & Services	5,836,270	—	—
Machinery	22,788,735	—	—
Media	843,720	—	—
Metals & Mining	12,669,032	—	—
Mortgage Real Estate Investment Trusts (REITs)	1,716,063	—	—
Multi-Utilities	3,587,296	—	—
Multiline Retail	9,888,260	—	—
Oil, Gas & Consumable Fuels	33,057,076	—	—
Personal Products	26,980	—	—
Pharmaceuticals	5,207,884	—	—
Professional Services	3,720,925	—	—
Real Estate Management & Development	4,652,450	—	—
Road & Rail	1,669,344	—	—
Semiconductors & Semiconductor Equipment	23,775,897	—	—
Software	34,998,533	—	—
Specialty Retail	14,368,460	—	—
Technology Hardware, Storage & Peripherals	16,560,073	—	—
Textiles, Apparel & Luxury Goods	7,452,857	—	—
Thrifts & Mortgage Finance	744,464	—	—

See Notes to Financial Statements.

36

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Trading Companies & Distributors	$3,730,252	$—	$—
Water Utilities	437,493	—	—
Wireless Telecommunication Services	412,659	—	—
Affiliated Mutual Fund	4,065,366	—	—
U.S. Treasury Obligations	—	797,311	—
Common Stocks-Short
Aerospace & Defense	(1,899,632)	—	—
Automobiles	(3,619,368)	—	—
Banks	(2,978,169)	—	—
Biotechnology	(16,993,551)	—	—
Capital Markets	(2,024,714)	—	—
Chemicals	(4,962,999)	—	—
Commercial Services & Supplies	(4,504,824)	—	—
Communications Equipment	(3,781,206)	—	—
Construction & Engineering	(997,779)	—	—
Construction Materials	(2,715,630)	—	—
Containers & Packaging	(3,145,032)	—	—
Diversified Consumer Services	(561,952)	—	—
Diversified Financial Services	(1,848,300)	—	—
Electric Utilities	(1,564,938)	—	—
Electronic Equipment, Instruments & Components	(3,162,308)	—	—
Energy Equipment & Services	(6,610,348)	—	—
Equity Real Estate Investment Trusts (REITs)	(15,880,613)	—	—
Food Products	(871,010)	—	—
Health Care Equipment & Supplies	(11,296,938)	—	—
Health Care Providers & Services	(2,857,154)	—	—
Health Care Technology	(2,266,834)	—	—
Hotels, Restaurants & Leisure	(7,354,469)	—	—
Household Durables	(3,272,179)	—	—
Household Products	(487,290)	—	—
Independent Power & Renewable Electricity Producers	(877,955)	—	—
Internet & Direct Marketing Retail	(5,001,573)	—	—
Internet Software & Services	(7,749,911)	—	—
IT Services	(20,714,554)	—	—
Leisure Products	(682,830)	—	—
Life Sciences Tools & Services	(2,648,395)	—	—
Machinery	(12,600,692)	—	—
Media	(3,639,051)	—	—
Metals & Mining	(1,848,213)	—	—
Mortgage Real Estate Investment Trusts (REITs)	(835,708)	—	—
Multi-Utilities	(6,879,184)	—	—
Oil, Gas & Consumable Fuels	(13,734,262)	—	—
Pharmaceuticals	(2,074,077)	—	—
Professional Services	(8,826,445)	—	—

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	37

Schedule of Investments (continued)

as of March 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks-Short (continued)
Real Estate Management & Development	$(3,645,206)	$—	$—
Road & Rail	(3,018,256)	—	—
Semiconductors & Semiconductor Equipment	(6,190,191)	—	—
Software	(21,849,918)	—	—
Specialty Retail	(6,027,473)	—	—
Technology Hardware, Storage & Peripherals	(675,051)	—	—
Textiles, Apparel & Luxury Goods	(976,260)	—	—
Trading Companies & Distributors	(2,365,188)	—	—
Wireless Telecommunication Services	(4,169,032)	—	—
Other Financial Instruments*
Futures Contracts	19,306	—	—

Total	$254,928,154	$797,311	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2018 were as follows (unaudited):

Software	7.0%
Oil, Gas & Consumable Fuels	6.6
Health Care Equipment & Supplies	5.6
Internet Software & Services	5.1
Semiconductors & Semiconductor Equipment	4.8
Machinery	4.6
IT Services	4.4
Health Care Providers & Services	3.8
Aerospace & Defense	3.5
Technology Hardware, Storage & Peripherals	3.3
Diversified Telecommunication Services	2.9
Biotechnology	2.9
Specialty Retail	2.9
Equity Real Estate Investment Trusts (REITs)	2.6
Metals & Mining	2.5
Capital Markets	2.5
Banks	2.5
Multiline Retail	2.0
Electronic Equipment, Instruments & Components	1.8
Chemicals	1.8%
Food Products	1.7
Textiles, Apparel & Luxury Goods	1.5
Beverages	1.2
Life Sciences Tools & Services	1.2
Independent Power & Renewable Electricity Producers	1.2
Hotels, Restaurants & Leisure	1.2
Electric Utilities	1.1
Pharmaceuticals	1.0
Communications Equipment	1.0
Building Products	1.0
Household Durables	1.0
Gas Utilities	0.9
Real Estate Management & Development	0.9
Construction & Engineering	0.9
Internet & Direct Marketing Retail	0.9
Consumer Finance	0.9
Food & Staples Retailing	0.8
Affiliated Mutual Fund	0.8

See Notes to Financial Statements.

38

Industry (cont’d.)
Trading Companies & Distributors	0.7%
Professional Services	0.7
Multi-Utilities	0.7
Industrial Conglomerates	0.6
Auto Components	0.6
Containers & Packaging	0.6
Insurance	0.6
Airlines	0.5
Mortgage Real Estate Investment Trusts (REITs)	0.3
Road & Rail	0.3
Distributors	0.3
Health Care Technology	0.2
Media	0.2
Thrifts & Mortgage Finance	0.2
U.S. Treasury Obligations	0.1
Commercial Services & Supplies	0.1
Automobiles	0.1
Diversified Consumer Services	0.1
Water Utilities	0.1
Wireless Telecommunication Services	0.1
Leisure Products	0.1
Electrical Equipment	0.1
Energy Equipment & Services	0.0 *
Personal Products	0.0 *

Securities Sold Short
Household Products	(0.1)
Diversified Consumer Services	(0.1)
Technology Hardware, Storage & Peripherals	(0.1)
Leisure Products	(0.1)
Mortgage Real Estate Investment Trusts (REITs)	(0.2)
Food Products	(0.2)
Independent Power & Renewable Electricity Producers	(0.2)
Textiles, Apparel & Luxury Goods	(0.2)
Construction & Engineering	(0.2)
Electric Utilities	(0.3)
Metals & Mining	(0.4)
Diversified Financial Services	(0.4)
Aerospace & Defense	(0.4)
Capital Markets	(0.4)%
Pharmaceuticals	(0.4)
Health Care Technology	(0.5)
Trading Companies & Distributors	(0.5)
Life Sciences Tools & Services	(0.5)
Construction Materials	(0.5)
Health Care Providers & Services	(0.6)
Banks	(0.6)
Road & Rail	(0.6)
Containers & Packaging	(0.6)
Electronic Equipment, Instruments & Components	(0.6)
Household Durables	(0.7)
Automobiles	(0.7)
Media	(0.7)
Real Estate Management & Development	(0.7)
Communications Equipment	(0.8)
Wireless Telecommunication Services	(0.8)
Commercial Services & Supplies	(0.9)
Chemicals	(1.0)
Internet & Direct Marketing Retail	(1.0)
Specialty Retail	(1.2)
Semiconductors & Semiconductor Equipment	(1.2)
Energy Equipment & Services	(1.3)
Multi-Utilities	(1.4)
Hotels, Restaurants & Leisure	(1.5)
Internet Software & Services	(1.5)
Professional Services	(1.8)
Health Care Equipment & Supplies	(2.3)
Machinery	(2.5)
Oil, Gas & Consumable Fuels	(2.7)
Equity Real Estate Investment Trusts (REITs)	(3.2)
Biotechnology	(3.4)
IT Services	(4.1)
Software	(4.4)

51.1
Other assets in excess of liabilities	48.9

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	39

Schedule of Investments (continued)

as of March 31, 2018

Fair values of derivative instruments as of March 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker—variation margin futures	$19,306	*	—	$—

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$971,708

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$19,306

For the year ended March 31, 2018, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$4,627,666

(1)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable

See Notes to Financial Statements.

40

master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities Sold Short	Barclays Capital Group	$(242,686,662)	$242,686,662	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	41

Statement of Assets & Liabilities

as of March 31, 2018

Assets
Investments at value:
Unaffiliated investments (cost $422,598,484)	$494,327,455
Affiliated investments (cost $4,065,366)	4,065,366
Cash	195,371
Deposit with Broker for securities sold short	259,775,771
Receivable for investments sold	43,142,356
Receivable for Fund shares sold	1,484,536
Dividends and interest receivable	755,209
Prepaid expenses	1,408

Total assets	803,747,472

Liabilities
Securities sold short, at value (proceeds received $223,976,655)	242,686,662
Payable for investments purchased	59,041,746
Payable for Fund shares reacquired	1,154,045
Management fee payable	430,958
Dividends and interest payable on securities sold short	292,654
Accrued expenses and other liabilities	103,697
Distribution fee payable	42,200
Affiliated transfer agent fee payable	8,265

Total liabilities	303,760,227

Net Assets	$499,987,245

Net assets were comprised of:
Shares of beneficial interest, at par	$39,570
Paid-in capital in excess of par	456,623,187

456,662,757
Accumulated net investment loss	(1,893)
Accumulated net realized loss on investment transactions	(9,711,889)
Net unrealized appreciation on investments	53,038,270

Net assets, March 31, 2018	$499,987,245

See Notes to Financial Statements.

42

Class A
Net asset value and redemption price per share, ($51,585,341 ÷ 4,107,079 shares of beneficial interest issued and outstanding)	$12.56
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price to public	$13.29

Class C
Net asset value, offering price and redemption price per share,
($36,902,709 ÷ 3,024,889 shares of beneficial interest issued and outstanding)	$12.20

Class Z
Net asset value, offering price and redemption price per share,
($395,409,018 ÷ 31,169,384 shares of beneficial interest issued and outstanding)	$12.69

Class Q
Net asset value, offering price and redemption price per share,
($16,090,177 ÷ 1,268,528 shares of beneficial interest issued and outstanding)	$12.68

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	43

Statement of Operations

Year Ended March 31, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,550)	$5,352,004
Interest income	2,949,522
Affiliated dividend income	59,654

Total income	8,361,180

Expenses
Management fee	4,601,707
Distribution fee(a)	460,960
Dividend expense on short sales	2,935,191
Broker fees and expenses on short sales	851,629
Transfer agent’s fees and expenses (including affiliated expense of $60,834)(a)	385,336
Registration fees(a)	108,728
Custodian and accounting fees	76,559
Shareholders’ reports	46,717
Audit fee	31,351
Legal fees and expenses	24,113
Trustees’ fees	17,280
Miscellaneous	17,329

Total expenses	9,556,900
Less: Fee waiver and/or expense reimbursement(a)	(307,176)
Distribution fee waiver(a)	(19,722)

Net expenses	9,230,002

Net investment income (loss)	(868,822)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	24,941,773
Futures transactions	971,708
Short sales transactions	(26,291,700)

(378,219)

Net change in unrealized appreciation (depreciation) on:
Investments	22,888,330
Futures	19,306
Short sales	(1,666,470)

21,241,166

Net gain (loss) on investment transactions	20,862,947

Net Increase (Decrease) In Net Assets Resulting From Operations	$19,994,125

(a)	Class specific expenses and waivers were as follows (see Note 1):

	Class A	Class C	Class Z	Class Q
Distribution fee	118,332	342,628	—	—
Transfer Agent’s fees and expenses	38,626	35,031	311,644	35
Registration fees	17,091	16,422	61,818	13,397
Fee waiver and/or expense reimbursement	(37,375)	(35,046)	(225,918)	(8,837)
Distribution fee waiver	(19,722)	—	—	—

See Notes to Financial Statements.

44

Statements of Changes in Net Assets

	Year Ended March 31,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(868,822)	$(1,407,964)
Net realized gain (loss) on investment transactions	(378,219)	(9,258,682)
Net change in unrealized appreciation (depreciation) on investments	21,241,166	28,964,056

Net increase (decrease) in net assets resulting from operations	19,994,125	18,297,410

Distributions from net realized gains
Class A	—	(1,182,158)
Class C	—	(505,840)
Class Z	—	(3,297,761)

	—	(4,985,759)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	260,353,113	250,036,034
Net asset value of shares issued in reinvestment of dividends and distributions	—	4,818,740
Cost of shares reacquired	(121,385,509)	(196,509,743)

Net increase (decrease) in net assets from share transactions	138,967,604	58,345,031

Total increase (decrease)	158,961,729	71,656,682

Net Assets:

Beginning of year	341,025,516	269,368,834

End of year(a)	$499,987,245	$341,025,516

(a) Includes (accumulated net investment loss) of:	$(1,893)	$(556,443)

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	45

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on October 24, 1997. The Trust currently consists of the following five series: Prudential QMA Large-Cap Core Equity PLUS Fund, Prudential QMA Long-Short Equity Fund and Prudential Short Duration Muni High Income Fund, each of which are diversified funds and Prudential Global Real Estate Fund and Prudential US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the Prudential QMA Long-Short Equity Fund (the “Fund”).

The investment objective of the Fund is long-term capital appreciation.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of

46

some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Prudential QMA Long-Short Equity Fund	47

Notes to Financial Statements (continued)

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or

48

paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in value of equities. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Short sales and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of

Prudential QMA Long-Short Equity Fund	49

Notes to Financial Statements (continued)

collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Equity and Mortgage Real Estate Investment Trusts (REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Concentration of Risk for REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

50

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, and effective January 1, 2018, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements. Prior to January 1, 2018 transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements were not designated as class specific expenses and were allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments

Prudential QMA Long-Short Equity Fund	51

Notes to Financial Statements (continued)

administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Quantitative Management Associates, LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 1.15% on average daily net assets up to and including $5 billion and 1.13% on the average daily net assets in excess of $5 billion. The management fee rate before any waivers and/or expense reimbursements, was 1.15% for the year ended March 31, 2018.

PGIM Investments has contractually agreed through July 31, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 1.25% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The effective management fee rate, net of waivers and/or expense reimbursements, was 1.07% for the year ended March 31, 2018.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Z and Class Q shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class Q shares of the Fund.

52

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed through July 31, 2018 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $135,825 in front-end sales charges resulting from sales of Class A shares during the year ended March 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended March 31, 2018, it received $4,276 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliated of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended March 31, 2018 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended March 31, 2018, were $660,307,274 and $530,693,897, respectively.

Prudential QMA Long-Short Equity Fund	53

Notes to Financial Statements (continued)

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present accumulated net investment loss, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment transactions and paid-in capital in excess of par. For the year ended March 31, 2018, the adjustments were to decrease accumulated net investment loss by $1,423,372, increase accumulated net realized loss on investment transactions by $7,351 and decrease paid-in capital in excess of par by $1,416,021 due to net operating losses and other book to tax differences. Net investment loss, net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the year ended March 31, 2018, there were no distributions paid by the Fund. For the year ended March 31, 2017, the tax character of dividends paid by the Fund were $4,919,396 of ordinary income and $66,363 of long-term capital gains.

As of March 31, 2018, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$203,849,886	$95,568,847	$(43,693,268)	$51,875,579

The difference between book basis and tax basis is primarily attributable to wash sales and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward of approximately $8,549,000 which can be carried forward for an unlimited period. No future capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

54

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class Q shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class Q shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of March 31, 2018, Prudential, through its affiliate entities, owned 1,263,577 Class Q shares of the Fund. At reporting period end, four shareholders of record held 67% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2018:
Shares sold	2,037,622	$25,503,997
Shares reacquired	(519,201)	(6,398,830)

Net increase (decrease) in shares outstanding before conversion	1,518,421	19,105,167
Shares issued upon conversion from other share class(es)	14,593	183,701
Shares reacquired upon conversion into other share class(es)	(256,174)	(3,154,920)

Net increase (decrease) in shares outstanding	1,276,840	$16,133,948

Year ended March 31, 2017:
Shares sold	4,237,336	$48,395,427
Shares issued in reinvestment of dividends and distributions	90,732	1,064,284
Shares reacquired	(5,151,643)	(58,274,301)

Net increase (decrease) in shares outstanding before conversion	(823,575)	(8,814,590)
Shares issued upon conversion from other share class(es)	9,869	116,906
Shares reacquired upon conversion into other share class(es)	(3,720,431)	(42,965,310)

Net increase (decrease) in shares outstanding	(4,534,137)	$(51,662,994)

Prudential QMA Long-Short Equity Fund	55

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended March 31, 2018:
Shares sold	941,979	$11,404,623
Shares reacquired	(708,299)	(8,481,594)

Net increase (decrease) in shares outstanding before conversion	233,680	2,923,029
Shares reacquired upon conversion into other share class(es)	(32,158)	(386,607)

Net increase (decrease) in shares outstanding	201,522	$2,536,422

Year ended March 31, 2017:
Shares sold	1,316,213	$14,777,584
Shares issued in reinvestment of dividends and distributions	43,280	498,149
Shares reacquired	(494,708)	(5,573,358)

Net increase (decrease) in shares outstanding before conversion	864,785	9,702,375
Shares reacquired upon conversion into other share class(es)	(20,929)	(238,054)

Net increase (decrease) in shares outstanding	843,856	$9,464,321

Class Z
Year ended March 31, 2018:
Shares sold	17,698,176	$222,718,426
Shares reacquired	(8,485,111)	(105,491,893)

Net increase (decrease) in shares outstanding before conversion	9,213,065	117,226,533
Shares issued upon conversion from other share class(es)	283,997	3,528,375
Shares reacquired upon conversion into other share class(es)	(1,304,854)	(15,642,084)

Net increase (decrease) in shares outstanding	8,192,208	$105,112,824

Year ended March 31, 2017:
Shares sold	16,198,292	$186,863,023
Shares issued in reinvestment of dividends and distributions	275,724	3,256,307
Shares reacquired	(11,543,219)	(132,662,084)

Net increase (decrease) in shares outstanding before conversion	4,930,797	57,457,246
Shares issued upon conversion from other share class(es)	3,706,245	43,088,895
Shares reacquired upon conversion into other share class(es)	(207)	(2,437)

Net increase (decrease) in shares outstanding	8,636,835	$100,543,704

Class Q
Period ended March 31, 2018*:
Shares sold	57,883	$726,067
Shares reacquired	(80,802)	(1,013,192)

Net increase (decrease) in shares outstanding before conversion	(22,919)	(287,125)
Shares issued upon conversion from other share class(es)	1,291,447	15,471,535

Net increase (decrease) in shares outstanding	1,268,528	$15,184,410

*	Commencement of offering was May 25, 2017.

56

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended March 31, 2018.

Prudential QMA Long-Short Equity Fund	57

Financial Highlights

Class A Shares
	Year Ended March 31,			May 29, 2014(b) through March 31,
	2018	2017	2016	2015
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$11.86	$11.35	$11.00	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.07)	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments	0.74	0.77	0.41	1.12
Total from investment operations	0.70	0.70	0.40	1.07
Less Distributions:
Distributions from net realized gains	-	(0.19)	(0.05)	(0.07)
Net asset value, end of period	$12.56	$11.86	$11.35	$11.00
Total Return(a):	5.90%	6.17%	3.67%	10.73%

Ratios/Supplemental Data:
Net assets, end of period (000)	$51,585	$33,579	$83,612	$306
Average net assets (000)	$39,444	$69,722	$28,971	$93
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(g)	2.44%	2.30%	2.45%	2.41%	(e)
Expenses before waivers and/or expense reimbursement(g)	2.59%	2.44%	2.64%	3.61%	(e)
Net investment income (loss)	(0.35)%	(0.59)%	(0.07)%	(0.61)%	(e)
Portfolio turnover rate	83%	83%	160%	131%	(f)

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on the average shares outstanding during the period.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.94%, 0.72%, 0.70% and 0.63%, for the years ended March 31, 2018, March 31, 2017, March 31, 2016 and the period ended March 31, 2015, respectively.

See Notes to Financial Statements.

58

Class C Shares
	Year Ended March 31,			May 29, 2014(b) through March 31,
	2018	2017	2016	2015
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$11.61	$11.20	$10.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.15)	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments	0.73	0.75	0.40	1.12
Total from investment operations	0.59	0.60	0.32	1.00
Less Distributions:
Distributions from net realized gains	-	(0.19)	(0.05)	(0.07)
Net asset value, end of period	$12.20	$11.61	$11.20	$10.93
Total Return(a):	5.08%	5.35%	2.96%	10.03%

Ratios/Supplemental Data:
Net assets, end of period (000)	$36,903	$32,783	$22,165	$214
Average net assets (000)	$34,263	$29,401	$5,719	$56
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(g)	3.21%	3.08%	3.22%	3.16%	(e)
Expenses before waivers and/or expense reimbursement(g)	3.31%	3.19%	3.37%	4.32%	(e)
Net investment income (loss)	(1.12)%	(1.31)%	(0.74)%	(1.38)%	(e)
Portfolio turnover rate	83%	83%	160%	131%	(f)

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on the average shares outstanding during the period.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.96%, 0.77%, 0.71% and 0.65%, for the years ended March 31, 2018, March 31, 2017, March 31, 2016 and the period ended March 31, 2015, respectively.

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	59

Financial Highlights (continued)

Class Z Shares
	Year Ended March 31,			May 29, 2014(b) through March 31,
	2018	2017	2016	2015
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$11.95	$11.41	$11.03	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.04)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	0.75	0.77	0.44	1.14
Total from investment operations	0.74	0.73	0.43	1.10
Less Distributions:
Distributions from net realized gains	-	(0.19)	(0.05)	(0.07)
Net asset value, end of period	$12.69	$11.95	$11.41	$11.03
Total Return(a):	6.19%	6.40%	3.93%	11.03%

Ratios/Supplemental Data:
Net assets, end of period (000)	$395,409	$274,663	$163,592	$38,825
Average net assets (000)	$312,993	$199,471	$67,895	$23,245
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(g)	2.19%	2.08%	2.18%	2.12%	(e)
Expenses before waivers and/or expense reimbursement(g)	2.27%	2.19%	2.40%	3.27%	(e)
Net investment income (loss)	(0.11)%	(0.31)%	(0.07)%	(0.44)%	(e)
Portfolio turnover rate	83%	83%	160%	131%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on the average shares outstanding during the period.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.94%, 0.78%, 0.68% and 0.62%, for the years ended March 31, 2018, March 31, 2017, March 31, 2016 and the period ended March 31, 2015, respectively.

See Notes to Financial Statements.

60

Class Q Shares
	May 25, 2017(a) through March 31,
	2018
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$11.98
Income (loss) from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investments	0.71
Total from investment operations	0.70
Net asset value, end of period	$12.68
Total Return(b):	5.84%

Ratios/Supplemental Data:
Net assets, end of period (000)	$16,090
Average net assets (000)	$15,834
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(g)	2.24%	(e)
Expenses before waivers and/or expense reimbursement(g)	2.30%	(e)
Net investment income (loss)	(0.05)%	(e)
Portfolio turnover rate	83%	(f)

(a)	Commencement of offering.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Calculated based on the average shares outstanding during the period.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.99%, for the period ended March 31, 2018.

See Notes to Financial Statements.

Prudential QMA Long-Short Equity Fund	61

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 12:

We have audited the accompanying statement of assets and liabilities of Prudential QMA Long-Short Equity Fund (the “Fund”), a series of Prudential Investment Portfolios 12, including the schedule of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the four-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Retail investment companies since 2003.

New York, New York

May 15, 2018

62

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 90	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (65) Board Member Portfolios Overseen: 90	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (65) Board Member Portfolios Overseen: 90	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Prudential QMA Long-Short Equity Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 90	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).	Since September 2017

Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 90	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (74) Board Member Portfolios Overseen: 90	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

Prudential QMA Long-Short Equity Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 89	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 90	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.	Since July 2003

 ±Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

# Mr. Reid joined the Board effective as of March 1, 2018.

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (55) Board Member & President Portfolios Overseen: 90	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen:90	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Prudential QMA Long-Short Equity Fund

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* (58) Board Member Portfolios Overseen: 89	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (43) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004

Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Prudential QMA Long-Short Equity Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

M. Sadiq Peshimam (54) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since February 2006

Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at pgiminvestments.com

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential QMA Long-Short Equity Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA LONG-SHORT EQUITY FUND

SHARE CLASS	A	C	Z	Q
NASDAQ	PLHAX	PLHCX	PLHZX	PLHQX
CUSIP	744336868	744336850	744336843	744336736

MF221E

PRUDENTIAL SHORT DURATION MUNI HIGH INCOME FUND

ANNUAL REPORT

MARCH 31, 2018

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Maximum amount of income that is eligible for exclusion from federal income taxes

Highlights

PRUDENTIAL SHORT DURATION MUNI HIGH INCOME FUND

•

The Fund’s overweight in intermediate-term municipal bonds, versus those in the Index, contributed to performance as spreads (the difference in yields) between intermediate-term municipal bonds and shorter-term maturities tightened.

•

The Fund benefited from its overweight, relative to the Bloomberg Barclays Municipal Bond Index (the Index), in tobacco settlement bonds as these were among the top-performing sectors over the period. Tobacco bonds are backed by payments from tobacco companies participating in the Master Settlement Agreement.

•

The Fund’s longer duration versus the Index detracted from performance as yields rose on the front end of the curve during the reporting period. Duration is a measure of a bond’s price sensitivity to changes in interest rate levels.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on June 11, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

- Not part of the Annual Report -

Prudential Short Duration Muni High Income Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

- Not part of the Annual Report -

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However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

- Not part of the Annual Report -

Prudential Short Duration Muni High Income Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for Prudential Short Duration Muni High Income Fund informative and useful. The report covers performance for the 12-month period ended March 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds will be renamed from Prudential to PGIM Funds. Renaming our funds is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name is changing. Your Fund’s management and operation, along with the Fund’s symbols, will remain the same.*

Over the reporting period, global economic growth continued its positive momentum, and central banks gradually tightened monetary policy. The US economy experienced moderate expansion and robust employment levels.

Equity returns were solid, due to healthy earnings expectations and the anticipated impact from tax reform. Global equities, including emerging markets, generally posted strong returns. US equities soared on new regulatory policy and revised corporate tax legislation. However, late in the period volatility arose on jitters over inflation and rising interest rates, tariffs, and a potential trade war.

In bond markets, US Treasury yields rose across both short and longer maturities. European bonds followed and often led during the period. In Japan, the policy stance kept yields considerably lower. US corporate bonds handily outpaced Treasuries. Although most bond market sectors delivered positive returns, a great deal of gains were erased at the end of the period. In March, the Federal Reserve hiked interest rates for the sixth time since 2015, based on confidence in the economy.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart Parker, President

Prudential Short Duration Muni High Income Fund

May 15, 2018

*Note: The Prudential Day One Funds will not be changing their names.

Prudential Short Duration Muni High Income Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 3/31/18 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	–0.47	1.49 (5/29/14)
Class C	1.11	1.58 (5/29/14)
Class Z	3.13	2.60 (5/29/14)
Class Q	N/A	1.58* (5/25/17)
Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index
	2.36	0.73
Bloomberg Barclays Municipal Bond Index
	2.66	2.81
Lipper High Yield Municipal Debt Funds Average
	5.03	4.47

	Average Annual Total Returns as of 3/31/18 (without Sales Charges)
	One Year (%)	Since Inception (%)
Class A	2.88	2.37 (5/29/14)
Class C	2.11	1.58 (5/29/14)
Class Z	3.13	2.60 (5/29/14)
Class Q	N/A	1.58* (5/25/17)
Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index
	2.36	0.73
Bloomberg Barclays Municipal Bond Index
	2.66	2.81
Lipper High Yield Municipal Debt Funds Average
	5.03	4.47

*Not annualized

Source: PGIM Investments LLC, Lipper Inc. and Bloomberg Barclays

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Short Duration Muni High Income Fund (Class Z shares) with a similar investment in the Bloomberg Barclays Short Duration Muni 50% HG/50% HY Index, by portraying the initial account values at the commencement of operations for Class Z shares (May 29, 2014) and the account values at the end of the current fiscal year (March 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C and Class Q shares will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Short Duration Muni High Income Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class C*	Class Z*	Class Q**
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” in the front of this report for more information.

**Class Q shares will be renamed as Class R6 shares effective on June 11, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 3 of this report for more information.

Benchmark Definitions

Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index—The Bloomberg Barclays Short Duration Muni 50% HG / 50% HY Index consists of the Bloomberg Barclays Municipal Bond 1-8 Year Index (50%), which is an unmanaged index that includes all benchmark-eligible investment-grade municipal bonds with maturities from 1 to 8 years, and the Bloomberg Barclays Municipal High Yield 1-8 Year Index (50%), which is an unmanaged index that includes all benchmark-eligible Ba1 or lower rated and non-rated municipal bonds with maturities from 1 to 8 years.

Bloomberg Barclays Municipal Bond Index—The Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Lipper High Yield Municipal Debt Funds Average—The Lipper High Yield Municipal Debt Funds Average (Lipper Average) is based on the average return of all funds in the Lipper High Yield Municipal Debt Funds universe for the periods noted. The Lipper High Yield Municipal Debt Funds Average consists of funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or lower.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Distributions and Yields as of 3/31/18
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			37.00%	40.80%		37.00%	40.80%
Class A	0.21	2.10	3.33	3.55	1.82	2.89	3.07
Class C	0.13	1.42	2.25	2.40	1.02	1.62	1.72
Class Z	0.23	2.42	3.84	4.09	2.43	3.86	4.10
Class Q	0.20	2.40	3.81	4.05	–168.89****	–268.08****	–285.29****

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

***The taxable equivalent yield is the yield an investor would have to earn on a taxable investment in order to equal the yield provided by a tax-exempt municipal bond. Some investors may be subject to the federal alternative minimum tax (AMT). Taxable equivalent yields reflect federal tax rates.

****Please note that this share class is currently displaying negative SEC 30-Day Unsubsidized Yields due to its lower asset base. A share class with a lower asset base may have gross expenses that exceed income earned over the prior 30-day period, which is captured in the calculation for SEC 30-Day Unsubsidized Yields. The SEC 30-Day Unsubsidized Yield reflects the income earned during a 30-day period, after the deduction of the share class’ gross expense, excluding any expense waivers or reimbursements.

Credit Quality expressed as a percentage of total investments as of 3/31/18 (%)
AAA	1.9
AA	15.5
A	27.4
BBB	30.7
BB	11.3
B	4.2
Not Rated	8.1
Cash/Cash Equivalents	0.8
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Prudential Short Duration Muni High Income Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential Short Duration Muni High Income Fund’s Class Z shares returned 3.13% for the 12-month period that ended March 31, 2018. It outperformed the 2.66% return of the Index as well as the 2.36% of the Bloomberg Barclays Short Duration Muni 50% HG /50% HY Index but underperformed the 5.03% return of the Lipper High Yield Municipal Debt Funds Average.

What were conditions like in the municipal bond market?

•

Municipal securities exhibited solid performance during much of the reporting period as mutual funds experienced steady inflows. The passage of the Tax Cuts and Jobs Act of 2017 during the reporting period drove a surge in refunding supply, as the legislation eliminated the prospective ability of municipal entities to refund their debt in advance beginning in 2018. This policy shift accelerated a significant amount of issuance midway through the reporting period, effectively leading to a supply reduction in the latter part of the reporting period. While this supply reduction provided a strong technical tailwind for the municipal market, higher interest rates across the curve diminished performance toward the end of the period. For the full period, municipal bonds outperformed US Treasury bonds across the yield curve.

•

During the reporting period, the Federal Reserve raised rates by 25 basis points three times—in June, December, and March. The continued path to higher rates is expected to be gradual. The municipal yield curve flattened during the period as front-end rates rose while yields declined on the long end.

•

The low-rate environment, coupled with the new tax law’s elimination of advanced refunding eligibility, resulted in refunding volume outpacing new money issuance. In a refunding deal, an issuer reduces its interest expense by redeeming outstanding bonds and issuing new bonds at a lower interest rate.

•

On the credit front, volatility continued as investors absorbed the news midway through the reporting period that Puerto Rico was devastated by Hurricane Maria. The storm caused widespread damage and placed substantial strain on an already dire fiscal situation. By the end of the period, updated fiscal plans were being developed, although significant uncertainty exists as negotiations between creditors and the Commonwealth continue under the watchful eye of the courts. The municipal market continued to view the Puerto Rico crises as non-systemic.

•

In general, state and local governments continued to generate higher revenues through increased tax receipts, which provided for timely balanced budgets. Unfunded retiree obligations remain a broader long-term issue, with investors mostly concerned about Illinois and New Jersey.

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What worked?

•

The Fund’s overweight in intermediate-term municipal bonds, versus those in the Index, contributed to performance as spreads (the difference in yields) between intermediate-term municipal bonds and shorter-term maturities tightened.

•

The Fund benefited from its overweight, relative to the Index, in tobacco settlement bonds as these were among the top-performing sectors over the period. Tobacco bonds are backed by payments from tobacco companies participating in the Master Settlement Agreement.

•

An overweight versus the Index in healthcare bonds, which outperformed during the reporting period, contributed favorably to performance. The Fund’s overweight in education and prepay gas credits also contributed favorably.

What didn’t work?

•

The Fund’s longer duration versus the Index detracted from performance as yields rose on the front end of the curve during the reporting period. Duration is a measure of a bond’s price sensitivity to changes in interest rate levels.

•	The Fund’s underweight in Puerto Rico credits detracted from performance as spreads narrowed during the reporting period.

Did the Fund use derivatives and, if so, how did they affect performance?

The Fund held futures contracts on U.S. Treasuries to shorten the portfolio’s duration, which reduced its sensitivity to changes in the level of rates. Overall, this strategy had a neutral impact on performance during the reporting period.

Current outlook

Looking ahead, while municipal market technicals (supply and demand) typically weaken at the start of the second quarter, the market is better positioned this year as supply is expected to remain manageable given heavy issuance in late 2017 ahead of tax reform. For 2018, significant negative net supply is expected where interest and principal payments outpace issuance. A stable rate environment should support mutual fund flows. The problem credits that have dominated the municipal market headlines in recent years have not been resolved. However, PGIM Fixed Income continues to believe that these credit stories, regardless of the outcomes, do not pose a systemic risk to the broader municipal market.

Prudential Short Duration Muni High Income Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account

14	Visit our website at pgiminvestments.com

over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Short Duration Muni High Income Fund		Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,000.50	0.85%	$4.24
	Hypothetical	$1,000.00	$1,020.69	0.85%	$4.28
Class C	Actual	$1,000.00	$996.70	1.60%	$7.96
	Hypothetical	$1,000.00	$1,016.95	1.60%	$8.05
Class Z	Actual	$1,000.00	$1,001.70	0.60%	$2.99
	Hypothetical	$1,000.00	$1,021.94	0.60%	$3.02
Class Q	Actual	$1,000.00	$1,001.70	0.60%	$2.99
	Hypothetical	$1,000.00	$1,021.94	0.60%	$3.02

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Short Duration Muni High Income Fund	15

Schedule of Investments

as of March 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 99.4%

Alabama 0.7%
Black Belt Energy Gas District, Revenue, Series B-1, (Mandatory Put Date 12/01/23), 1 Month LIBOR + 0.900%	2.051	%(c)	12/01/48	1,000	$1,000,000

Alaska 0.8%
Alaska Industrial Development & Export Authority, Revenue, Snettisham Hydro Project, AMT, Rfdg	5.000		01/01/22	535	586,927
Alaska Industrial Development & Export Authority, Revenue, Snettisham Hydroelectric, AMT, Rfdg	5.000		01/01/23	250	279,690
City of Valdez, Revenue, ExxonMobil International Holdings, Inc., Rfdg, (Mandatory Put Date 04/01/18), FRDD	1.690	(cc)	12/01/29	200	200,000

					1,066,617

Arizona 4.5%
Arizona Health Facilities Authority, Revenue, Banner Health, Series B, 3 Month LIBOR + 0.810%	1.945	(c)	01/01/37	2,005	1,849,673
Arizona Industrial Development Authority, Revenue, Basis School Project, Series A, Rfdg, 144A	5.000		07/01/26	255	273,485
Arizona Industrial Development Authority, Revenue, Basis School Project, Series D, Rfdg, 144A	4.000		07/01/27	255	253,623
Industrial Development Authority of the City of Phoenix, Revenue, Great Hearts Academies Project	3.750		07/01/24	640	664,902
La Paz County Industrial Development Authority, Revenue, Cosmos Foundation, Inc., Series A, 144A	5.000		02/15/26	750	811,732
Maricopa County Industrial Development Authority, Revenue, Horizon Community Learning Center, Rfdg	4.000		07/01/26	1,000	990,250
Maricopa County Industrial Development Authority, Revenue, Paradise School Project, Rfdg, 144A	4.000		07/01/26	500	501,720
Maricopa County Industrial Development Authority, Revenue, Reid Traditional Schools Project	4.000		07/01/26	500	511,625
Salt Verde Finance Corp., National Gas Utility, Revenue	5.250		12/01/21	505	557,005

					6,414,015

California 5.8%
California Municipal Finance Authority, Revenue, American Heritage Foundation, Series A, Rfdg	4.000		06/01/26	500	530,720
California Pollution Control Financing Authority, Revenue, Green Bonds Project, AMT, 144A	7.000		07/01/22	250	252,700
California School Finance Authority, Revenue, Alliance College Ready Public Schools, Series A, 144A	4.000		07/01/21	400	420,108
California School Finance Authority, Revenue, Alliance College Ready Public Schools, Series A, Rfdg, 144A	4.000		07/01/24	270	290,037

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	17

Schedule of Investments (continued)

as of March 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
California School Finance Authority, Revenue, Alliance College Ready Public Schools, Series A, Rfdg, 144A	4.000%		07/01/25	285	$307,082
California School Finance Authority, Revenue, Green Dot Public School Project, Series A, 144A	4.000		08/01/25	330	346,672
California School Finance Authority, Revenue, KIPP LA Project, Series A, Rfdg, 144A	3.625		07/01/25	625	645,300
Chula Vista Municipal Financing Authority, Specialty Tax, Rfdg	5.000		09/01/21	755	822,791
City of Fontana Sierra Hills, Specialty Tax, Series 22, Rfdg	4.000		09/01/19	385	395,603
City of Los Angeles, Verne Brethren Hillcrest Homes, Revenue, Certificate of Participation, Rfdg	4.000		05/15/18	225	225,614
City of Roseville, Westpark Community Facility District No.1, Specialty Tax, Rfdg	5.000		09/01/22	225	251,543
Golden State Tobacco Securitization Corp., Revenue, Series A-1, Rfdg	5.000		06/01/26	1,000	1,147,690
Long Beach Bond Finance Authority, Natural Gas, Revenue, Series B, 3 Month LIBOR + 1.450%	2.682	(c)	11/15/27	700	704,417
Palomar Health, Revenue, Rfdg	5.000		11/01/24	545	606,520
Southern California Public Power Authority Natural Gas Project, Revenue, Project No.1, Series A-1, 3 Month LIBOR + 1.470%	2.658	(c)	11/01/38	1,360	1,231,534
Tobacco Securitization Authority of Northern California, Revenue, Series A-1, Rfdg	4.750		06/01/23	30	30,005

					8,208,336

Colorado 3.6%
City & County of Denver, Revenue, United Airlines, Inc., AMT, Rfdg	5.000		10/01/32	500	540,565
Colorado Educational & Cultural Facilities Authority, Revenue, Lighthouse Building Corp. Stem Project, Rfdg	4.000		11/01/24	505	508,474
Colorado Health Facilities Authority, Revenue, Catholic Health Initiative, Series 2009A, Rfdg	5.000		07/01/19	100	103,440
Colorado Health Facilities Authority, Revenue, Christian Living Neighborhood, Rfdg	4.000		01/01/22	300	313,356
Colorado Health Facilities Authority, Revenue, National Jewish Health Initiatives, Rfdg	5.000		01/01/20	695	721,070
Colorado Health Facilities Authority, Revenue, National Jewish Health Initiatives, Rfdg	5.000		01/01/22	125	132,875
Colorado Health Facilities Authority, Revenue, National Jewish Health Initiatives, Rfdg	5.000		01/01/24	300	313,716

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Colorado (cont’d.)
Colorado Health Facilities Authority, Revenue, Retirement Communities, Series A, Rfdg	4.000%	12/01/19	515	$532,247
E-470 Public Highway Authority, Revenue, Series A, Rfdg	5.000	09/01/20	650	696,937
Park Creek Metropolitan District, Revenue, Series A, Rfdg	5.000	12/01/23	1,100	1,240,569

				5,103,249

Connecticut 1.5%
Harbor Point Infrastructure Improvement District, Rfdg, 144A	5.000	04/01/22	900	967,635
State of Connecticut Special Tax, Revenue, Transportation Infrastructure	5.000	01/01/27	1,000	1,151,950

				2,119,585

Delaware 1.0%
Delaware State Economic Development Authority, Revenue, Aspira Charter School, Series A	3.250	06/01/26	800	743,712
Delaware State Economic Development Authority, Revenue, Newark Charter School, Series A, Rfdg	2.800	09/01/26	480	463,517
Delaware State Health Facilities Authority, Revenue, Nanticoke Memorial Hospital, Rfdg	4.000	07/01/22	100	103,954
Delaware State Health Facilities Authority, Revenue, Nanticoke Memorial Hospital, Rfdg	5.000	07/01/23	100	108,723

				1,419,906

District of Columbia 0.8%
District of Columbia Friendship Public Charter School, Revenue	3.550	06/01/22	795	812,585
District of Columbia KIPP Charter School, Revenue, Rfdg (Escrowed to Maturity date 07/01/23)(ee)	5.000	07/01/23	275	304,332

				1,116,917

Florida 7.1%
City of Tallahassee, Revenue, Memorial Healthcare, Inc., Project, Series A	5.000	12/01/23	150	167,576
City of Tallahassee, Revenue, Memorial Healthcare, Inc., Project, Series A	5.000	12/01/25	400	453,208
Cityplace Community Development District, Special Assessment, Rfdg	5.000	05/01/20	740	785,725
County of Broward Airport System, Revenue, AMT	5.000	10/01/25	250	287,132
Florida Higher Educational Facilities Financial Authority, Revenue, Nova Southeastern University, Rfdg	4.000	04/01/21	40	41,921

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	19

Schedule of Investments (continued)

as of March 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
Greater Orlando Aviation Authority, Revenue, Jet Blue Airways Corp., AMT, Rfdg	5.000%	11/15/26	500	$530,030
Lakewood Ranch Stewardship District, Special Assessment	4.000	05/01/21	400	404,452
Lakewood Ranch Stewardship District, Special Assessment	4.250	05/01/25	400	405,168
Lakewood Ranch Stewardship District, Special Assessment	4.250	05/01/26	250	254,743
Lakewood Ranch Stewardship District, Special Assessment	4.625	05/01/27	500	517,400
Martin County Industrial Development Authority, Revenue, Indiantown Co-Generation LP, AMT, Rfdg, 144A	3.950	12/15/21	250	255,762
Myrtle Creek Improvement District, Special Assessment, Series A, BAM, Rfdg	4.000	05/01/27	1,000	1,053,360
Orange County Health Facilities Authority, Revenue, Regional Healthcare, NATL, Series C, Rfdg (Escrowed to Maturity date 10/01/21)(ee)	6.250	10/01/21	80	86,866
Palm Beach County Health Facilities Authority, Revenue, Sinai Residences, Series A, Rfdg	6.750	06/01/24	450	519,444
Village Community Development District No. 4, Special Assessment, Revenue, Rfdg	4.125	05/01/21	95	99,934
Village Community Development District No. 5, Phase I, Special Assessment, Revenue, Rfdg	3.000	05/01/21	160	163,195
Village Community Development District No. 6, Special Assessment, Revenue, Rfdg	3.000	05/01/20	150	153,191
Village Community Development District No. 6, Special Assessment, Revenue, Rfdg	3.000	05/01/21	170	174,024
Village Community Development District No. 6, Special Assessment, Revenue, Rfdg	4.000	05/01/26	250	262,135
Village Community Development District No. 7, Special Assessment, Revenue, Rfdg	4.000	05/01/21	480	506,304
Village Community Development District No. 7, Special Assessment, Revenue, Rfdg	4.000	05/01/24	870	940,087
Village Community Development District No. 7, Special Assessment, Revenue, Rfdg	4.000	05/01/25	240	259,332
Village Community Development District No. 7, Special Assessment, Revenue, Rfdg	4.000	05/01/26	285	305,112
Village Community Development District No. 10, Special Assessment, Revenue	4.500	05/01/23	315	336,247
Village Community Development District No. 11, Special Assessment, Revenue	3.250	05/01/19	380	383,880
Village Community Development District No. 12, Special Assessment, Revenue	2.875	05/01/21	500	505,950
Village Community Development District No. 12, Special Assessment, Revenue, 144A	3.250	05/01/23	250	250,473

				10,102,651

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Georgia 1.5%
Burke County Development Authority, Revenue, Variable Oglethorpe Power Corp., Series V, Rfdg, (Mandatory Put Date 02/03/25)	3.250	%(cc)	11/01/45	500	$493,945
Main Street Natural Gas, Inc., Revenue, Series B, (Mandatory Put Date 09/01/23), 1 Month LIBOR + 0.750%	1.865	(c)	04/01/48	1,000	993,480
Private Colleges & Universities Authority, Revenue, Savannah College of Art & Design	5.000		04/01/22	625	687,794

					2,175,219

Guam 1.3%
Guam Government Waterworks Authority, Revenue, Series A, Rfdg	5.000		07/01/20	400	420,960
Territory of Guam, Revenue, Series A	5.000		01/01/23	250	265,385
Territory of Guam, Revenue, Series D, Rfdg	5.000		11/15/21	1,100	1,181,906

					1,868,251

Idaho 1.5%
County of Nez Perce, Revenue, Rfdg	2.750		10/01/24	1,000	985,350
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue, Rfdg	5.000		09/01/22	1,000	1,073,050

					2,058,400

Illinois 20.7%
Chicago Board of Education, Dedicated Revenues, GO, Rfdg	4.250		12/01/18	375	378,180
Chicago Board of Education, Dedicated Revenues, Series B, GO, AMBAC, Rfdg	5.000		12/01/18	350	354,672
Chicago Board of Education, GO, Rfdg	5.000		12/01/18	1,815	1,839,230
Chicago Board of Education, Series, GO, Rfdg (Escrowed to Maturity date 12/01/19)(ee)	5.000		12/01/19	70	73,683
Chicago Board of Education, Series A, GO, AMBAC, Rfdg	5.500		12/01/23	315	346,806
Chicago Board of Education, Series A, NATL, GO, Rfdg	5.000		12/01/18	160	162,306
Chicago Board of Education, Series F, GO, Rfdg	5.000		12/01/19	280	288,263
Chicago Board of Education, Series F, GO, Rfdg	5.000		12/01/22	1,000	1,059,530
Chicago O’Hare International Airport, Revenue, General Senior Lien, Series D, AMT	5.000		01/01/26	300	342,288
Chicago O’Hare International Airport, Revenue, Series C, AMT, Rfdg	5.000		01/01/23	200	222,420
Chicago Transit Authority, Revenue, Federal Transit Administration Section 530, AGM, Rfdg	5.000		06/01/22	1,630	1,761,329
City of Chicago, Series A, GO	4.000		12/01/18	250	252,850

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	21

Schedule of Investments (continued)

as of March 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Illinois (cont’d.)
City of Chicago, Series A, GO	5.000%		01/01/20	200	$206,878
City of Chicago, Series A, GO, Rfdg (Pre-refunded date 01/01/20)(ee)	5.000		01/01/24	335	342,501
City of Chicago, Series B, GO, Rfdg	5.000		01/01/19	750	763,882
City of Chicago, Series B, GO, Rfdg	5.000		01/01/23	370	392,056
City of Chicago, Series C, GO, Rfdg	5.000		01/01/20	250	257,693
City of Chicago, Series C, GO, Rfdg	5.000		01/01/22	780	824,897
City of Chicago Wastewater Transmission, Revenue, Second Lien	4.000		01/01/20	1,120	1,154,675
City of Chicago Wastewater Transmission, Revenue, Second Lien, Rfdg	5.000		01/01/25	350	379,382
City of Chicago Wastewater Transmission, Revenue, Second Lien, Series C, Rfdg	5.000		01/01/22	990	1,075,694
City of Chicago Waterworks, Revenue, Second Lien	4.000		11/01/24	110	115,632
City of Chicago Waterworks, Revenue, Second Lien Project	4.000		11/01/21	375	395,580
City of Chicago Waterworks, Revenue, Second Lien, AGM, Rfdg	4.250		11/01/18	300	304,254
City of Chicago Waterworks, Revenue, Second Lien, Rfdg	4.000		11/01/19	490	504,754
City of Chicago Waterworks, Revenue, Second Lien, Rfdg	4.000		11/01/20	1,065	1,113,319
City of Chicago Waterworks, Revenue, Second Lien, Rfdg	5.000		11/01/20	385	411,064
City of Chicago Waterworks, Revenue, Second Lien, Rfdg	5.000		11/01/22	195	214,984
City of Chicago Waterworks, Revenue, Second Lien, Rfdg	5.000		11/01/24	600	675,714
City of Chicago Waterworks, Revenue, Second Lien, Series 2017-2, Rfdg	5.000		11/01/24	270	304,071
City of Springfield Electric, Revenue, Senior Lien, Rfdg	5.000		03/01/22	275	301,320
County of Cook, Series A, GO, Rfdg	5.000		11/15/23	1,000	1,131,340
Illinois Finance Authority, Presbyterian Homes, Revenue, Series B, Rfdg (Mandatory Put Date 05/01/21), 1 Month LIBOR + 1.350%	2.515	(c)	05/01/36	500	502,440
Illinois Finance Authority, Revenue, Advocate Healthcare Network, Series D	5.500		11/01/18	30	30,658
Illinois Finance Authority, Revenue, Advocate Healthcare, Series A-2, Rfdg (Mandatory Put Date 02/12/20)	5.000	(cc)	11/01/30	350	369,579
Illinois Finance Authority, Revenue, Resurrection Health, Series B, AGM, Rfdg (Pre-refunded date 05/15/18)(ee)	4.500		05/15/20	5	5,018
Illinois Finance Authority, Revenue, Resurrection Health, Series B, AGM, Rfdg (Pre-refunded date 05/15/18)(ee)	4.500		05/15/20	170	170,597
Illinois Finance Authority, Revenue, Silver Cross Hospital, Rfdg	6.000		08/15/23	600	605,946
Illinois Finance Authority, Revenue, Silver Cross Hospital, Series C, Rfdg	5.000		08/15/19	155	160,042

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Illinois (cont’d.)
Railsplitter Tobacco Settlement Authority, Revenue	5.000%		06/01/24	500	$564,855
Railsplitter Tobacco Settlement Authority, Revenue	5.375		06/01/21	680	745,124
Regional Transportation Authority, Revenue, Series A, Rfdg	5.500		07/01/25	760	901,337
State of Illinois, GO	5.000		02/01/22	200	207,742
State of Illinois, GO, Rfdg	5.000		08/01/18	75	75,614
State of Illinois, GO, Rfdg	5.000		02/01/24	500	521,510
State of Illinois, Series 2010, GO, AGM, Rfdg	5.000		01/01/20	200	209,070
State of Illinois, Series A, GO	4.000		01/01/23	360	362,473
State of Illinois, Series A, GO	5.000		04/01/20	130	134,385
State of Illinois, Series A, GO, AGM	4.000		09/01/22	150	151,176
State of Illinois, Series B, GO, Rfdg	5.250		01/01/21	715	747,432
State of Illinois, Series D, GO	5.000		11/01/23	1,500	1,568,175
State of Illinois, Revenue	5.000		06/15/24	505	561,757
State of Illinois, Revenue, GO, AGM, Rfdg	4.000		01/01/20	525	539,889
State of Illinois, Revenue, Junior Series D, BAM, Rfdg	5.000		06/15/25	1,325	1,513,826
State of Illinois, Revenue, Series A, GO	4.000		06/15/19	150	153,644
University of Illinois, Revenue, Series A, Rfdg	5.000		04/01/26	425	472,604

					29,226,140

Indiana 0.6%
Gary Chicago International Airport Authority, Revenue, AMT	5.000		02/01/20	835	875,255

Iowa 0.7%
Iowa Finance Authority, Revenue, Iowa Fertilizer Co. Project, Rfdg	5.000		12/01/19	540	556,643
Iowa Finance Authority, Revenue, Iowa Fertilizer Co. Project, Rfdg	5.500		12/01/22	415	420,818

					977,461

Kentucky 1.2%
Kentucky Economic Development Finance Authority, Revenue, Owensboro Medical Health Systems, Series A	5.000		06/01/18	120	120,467
Kentucky Economic Development Finance Authority, Revenue, Owensboro Medical Health Systems, Series A	5.250		06/01/20	500	525,605
Kentucky Public Energy Authority, Revenue, Series A, (Mandatory Put Date 04/01/24)	4.000	(cc)	04/01/48	1,000	1,064,660

					1,710,732

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	23

Schedule of Investments (continued)

as of March 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Louisiana 1.9%
City of New Orleans, GO, Rfdg	5.000%	12/01/22	100	$111,632
City of New Orleans, GO, Rfdg	5.000	12/01/23	150	169,592
City of New Orleans Sewerage Service, Revenue	5.000	06/01/23	300	336,249
City of New Orleans Sewerage Service, Revenue	5.000	06/01/24	200	228,994
Louisiana Public Facilities Authority, Revenue, Ochsner Clinic Foundation, Rfdg	5.000	05/15/22	265	292,944
Louisiana State Citizens Property Insurance Corp., Revenue, AGM, Rfdg	5.000	06/01/21	750	820,260
New Orleans Sewerage Service, Revenue, Rfdg	5.000	06/01/19	400	414,352
New Orleans Sewerage Service, Revenue, Rfdg	5.000	06/01/20	350	372,242

				2,746,265

Maryland 0.7%
City of Westminster, Revenue, Project Carroll Lutheran Village, Rfdg	5.000	07/01/18	400	402,856
Frederick County Special Obligation, Urbana Community Development Authorization, Specialty Tax, Series A, Rfdg	5.000	07/01/20	100	107,763
Frederick County Special Obligation, Urbana Community Development Authorization, Specialty Tax, Series A, Rfdg	5.000	07/01/21	100	107,971
Maryland Economic Development Corp., Revenue, Transportation Project, Series A, Rfdg	5.000	06/01/24	350	392,227

				1,010,817

Massachusetts 0.2%
Massachusetts Development Finance Agency, Revenue, International Charter School, Rfdg	4.000	04/15/20	325	333,691

Michigan 0.9%
Michigan Finance Authority, Revenue, Local Government Loan Program, Series B, Rfdg	4.000	07/01/18	640	643,859
Michigan Finance Authority, Revenue, Local Government Loan Program, Series D-1, Rfdg	5.000	07/01/22	400	442,568
Oakland County Economic Development Corp., Revenue, Roman Catholic Archdiocese of Detroit, Rfdg	6.500	12/01/20	160	164,205

				1,250,632

Minnesota 0.9%
City of Hugo, Revenue, Charter School Noble Academy Project, Series A	4.000	07/01/22	480	494,530

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Minnesota (cont’d.)
City of St. Paul Housing & Redevelopment Authority, Revenue, Healtheast Care System Project (Escrowed to Maturity date 11/15/20)(ee)	5.000%		11/15/20	500	$539,640
Shakopee Healthcare Facility, Revenue, St. Francis Regional Medical Center, Rfdg	5.000		09/01/19	185	192,050

					1,226,220

Mississippi 0.7%
Mississippi Business Finance Corp., Revenue, Variable Chevron Corp., Series E, (Mandatory Put Date 04/01/18), FRDD	1.700	(cc)	12/01/30	1,000	1,000,000

Missouri 0.4%
Health & Educational Facilities Authority of the State of Missouri, Revenue, Lutheran Senior Services, Rfdg	2.150		02/01/19	500	500,400
Health & Educational Facilities Authority of the State of Missouri, Revenue, St. Louis College of Pharmacy Project, Rfdg	5.000		05/01/19	125	129,728

					630,128

Nevada 1.1%
Clark County Airport Department of Aviation, Revenue, Jet Aviation Fuel Tax, Series A, AMT, Rfdg	5.000		07/01/21	500	544,740
County of Washoe, Sierra Pacific Power Co., Revenue, Series B, Rfdg (Mandatory Put Date 06/01/22)	3.000	(cc)	03/01/36	1,000	1,020,020

					1,564,760

New Jersey 6.5%
Casino Reinvestment Development Authority, Revenue, Rfdg	4.000		11/01/19	500	513,245
New Jersey Building Authority, Revenue, Series A, Rfdg	5.000		06/15/21	625	666,781
New Jersey Building Authority, Revenue, Series A, Rfdg (Escrowed to Maturity date 06/15/21)(ee)	5.000		06/15/21	60	65,727
New Jersey Economic Development Authority, Revenue, Police Barracks Project	4.750		06/15/19	245	252,291
New Jersey Economic Development Authority, Revenue, Port Newark Container, AMT, Rfdg	5.000		10/01/21	500	540,185
New Jersey Economic Development Authority, Revenue, Provident Group-Rowan Properties LLC, Series A	5.000		01/01/23	500	546,905
New Jersey Economic Development Authority, Revenue, School Facilities Construction, Series EE, Rfdg	5.000		09/01/18	85	86,008

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	25

Schedule of Investments (continued)

as of March 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

New Jersey (cont’d.)
New Jersey Economic Development Authority, Revenue, School Facilities Construction, Series NN, Rfdg (Escrowed to Maturity date 03/01/19)(ee)	5.000%		03/01/19	150	$154,427
New Jersey Economic Development Authority, Revenue, Series XX, Rfdg	5.000		06/15/22	800	861,024
New Jersey Economic Development Authority, Revenue, Transit Project Sublease, Series A, Rfdg	5.000		05/01/19	275	283,123
New Jersey Economic Development Authority, Revenue, United Airlines, Series A, AMT	4.875		09/15/19	990	1,015,572
New Jersey Health Care Facilities Financing Authority, Revenue, Holy Name Medical Center	4.500		07/01/20	310	324,269
New Jersey Health Care Facilities Financing Authority, Revenue, Holy Name Medical Center, Rfdg	4.250		07/01/19	150	153,378
New Jersey Health Care Facilities Financing Authority, Revenue, Holy Name Medical Center, Rfdg	5.000		07/01/19	235	242,438
New Jersey Health Care Facilities Financing Authority, Revenue, University Hospital, Series A, AGM, Rfdg	5.000		07/01/23	500	563,950
New Jersey Health Care Facilities Financing Authority, Revenue, Virtua Health, Rfdg	5.000		07/01/21	125	136,844
New Jersey Transportation Trust Fund Authority, Revenue, Series AA	5.000		06/15/19	100	103,271
New Jersey Transportation Trust Fund Authority, Revenue, Series B, AGM, Rfdg	5.500		12/15/21	175	193,111
New Jersey Transportation Trust Fund Authority, Revenue, Series B, NATL, Rfdg	5.500		12/15/20	200	215,672
New Jersey Transportation Trust Fund Authority, Revenue, Series B, Rfdg	5.250		12/15/19	440	461,652
New Jersey Transportation Trust Fund Authority, Revenue, Transportation Project, Series AA	5.000		06/15/22	315	339,028
New Jersey Turnpike Authority, Revenue, Variable, Series D-1, Rfdg, 1 Month LIBOR + 0.700%	1.865	(c)	01/01/24	1,000	998,090
South Jersey Transportation Authority LLC, Revenue, Series A, Rfdg	5.000		11/01/20	100	107,552
South Jersey Transportation Authority LLC, Revenue, Series A, Rfdg	5.000		11/01/21	350	384,167

					9,208,710

New York 4.5%
New York State Dormitory Authority, Revenue, Orange Regional Medical Center, 144A	5.000		12/01/21	500	538,365
New York State Energy Research & Development Authority, Revenue, Series B, Rfdg (Mandatory Put Date 05/01/20)	2.000	(cc)	02/01/29	500	498,885

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

New York (cont’d.)
New York Transportation Development Corp., Revenue, Terminal One Group Association, AMT, Rfdg	5.000%		01/01/22	1,000	$1,090,290
New York Transportation Development Corp., Revenue, Terminal One Group Association, AMT, Rfdg	5.000		01/01/23	1,000	1,099,400
Port Authority of New York & New Jersey, Revenue, JFK International Air Terminal	5.000		12/01/20	1,510	1,580,743
Port Authority of New York & New Jersey, Revenue, Series 188, AMT, Rfdg	5.000		05/01/23	325	363,844
Port Authority of New York & New Jersey, Revenue, Series 207, AMT, Rfdg	5.000		09/15/26	1,000	1,161,240

					6,332,767

North Carolina 0.4%
North Carolina Medical Care Commission, Revenue, Pennybyrn at Maryfield	5.000		10/01/20	500	529,920

North Dakota 0.4%
Burleigh County Healthcare, St. Alexius Project, Revenue, Series A, Rfdg (Escrowed to Maturity date 07/01/20)(ee)	4.000		07/01/20	500	522,390

Ohio 3.8%
Buckeye Tobacco Settlement Financing Authority, Revenue, Asset-Backed, Senior Turbo, Series A-2	5.125		06/01/24	3,665	3,587,155
Buckeye Tobacco Settlement Financing Authority, Revenue, Asset-Backed, Senior Turbo, Series A-2	5.875		06/01/30	600	595,578
County of Cuyahoga, Revenue, MetroHealth System, Rfdg	5.000		02/15/25	695	765,244
Ohio Air Quality Development Authority, Revenue, Pratt Paper LLC Project, AMT, 144A	3.750		01/15/28	500	499,570

					5,447,547

Oklahoma 0.5%
Oklahoma Development Finance Authority, Revenue, University of Oklahoma, Medicine Project, Series B	5.000		08/15/25	450	506,835
Tulsa Airports Improvement Trust, Revenue, American Airlines Group, AMT, Rfdg (Mandatory Put Date 06/01/25)	5.000	(cc)	06/01/35	250	269,130

					775,965

Oregon 0.2%
Hospital Facilities Authority of Multnomah County, Revenue, Mirabella at South Water Front, Series A, Rfdg	5.000		10/01/19	215	220,882

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	27

Schedule of Investments (continued)

as of March 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Pennsylvania 3.9%
Chester County Industrial Development Authority, Revenue, Renaissance Academy Christian School, Rfdg	3.750%		10/01/24	445	$452,449
Commonwealth Financing Authority, Revenue, Tobacco Master Settlement Payment	5.000		06/01/25	1,000	1,121,820
East Hempfield Township Industrial Development Authority, Revenue, Willow Valley Community, Rfdg	5.000		12/01/23	500	567,850
Hospitals & Higher Education Facilities Authority (The), Revenue, Temple University Health System, Rfdg	5.000		07/01/26	1,500	1,668,930
Montgomery County Industrial Development Authority, Revenue, Exelon Generation Co., AMT, Rfdg (Mandatory Put Date 04/01/20)	2.700	(cc)	10/01/34	1,000	1,001,930
Moon Industrial Development Authority, Revenue, Baptist Homes Society, Rfdg	5.000		07/01/20	470	484,349
Pennsylvania Economic Development Financing Authority, Revenue, PA Bridges Finco LP, AMT	5.000		12/31/18	250	255,413

					5,552,741

Puerto Rico 0.1%
Puerto Rico Municipal Finance Agency, Revenue, Series C, AGM, Rfdg	5.250		08/01/18	105	105,844

Rhode Island 0.9%
Tobacco Settlement Financing Corp., Revenue, Senior Series 1A, Rfdg	5.000		06/01/24	810	927,426
Tobacco Settlement Financing Corp., Revenue, Series A, Rfdg	5.000		06/01/22	300	333,093

					1,260,519

South Carolina 0.2%
South Carolina Public Service Authority, Revenue, Santee Cooper, Series A, Rfdg	5.000		12/01/24	280	303,621

Tennessee 1.7%
Memphis-shelby County Industrial Development Board, Senior Tax Project, Rfdg	4.750		07/01/27	650	674,590
Tennessee Energy Acquisition Corp., Revenue, Project, Series A, (Mandatory Put Date 05/01/23)	4.000	(cc)	05/01/48	750	801,472
Tennessee Energy Acquisition Corp., Revenue, Series A	5.250		09/01/23	515	581,523
Tennessee Energy Acquisition Corp., Revenue, Series C	5.000		02/01/20	270	284,310

					2,341,895

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Texas 11.0%
Austin Convention Enterprises, Inc., Revenue, First Tier Convention Center, Rfdg	5.000%		01/01/31	600	$685,590
Austin Convention Enterprises, Inc., Revenue, Second Tier Convention Center, Rfdg	5.000		01/01/25	650	739,862
Bexar County Health Facilities Development Corp., Revenue, Army Retirement Residence Foundation, Rfdg	5.000		07/15/24	500	552,635
Board of Managers Joint Guadalupe County-City of Seguin Hospital, Revenue, Rfdg	5.000		12/01/21	1,000	1,052,480
Central Texas Regional Mobility Authority, Revenue, Sub Lien, Rfdg	5.000		01/01/21	180	193,046
City of Houston Airport System, Revenue, Sub-Series A, AMT	5.000		07/01/25	1,000	1,142,600
Clifton Higher Education Finance Corp., Revenue, Idea Academy, Inc.	3.750		08/15/22	420	438,392
Clifton Higher Education Finance Corp., Revenue, Idea Academy, Inc.	5.000		08/15/18	115	116,464
Clifton Higher Education Finance Corp., Revenue, Idea Academy, Inc. (Pre-refunded date 08/15/21)(ee)	5.500		08/15/31	410	456,912
Clifton Higher Education Finance Corp., Revenue, Idea Public Schools, Series B	4.000		08/15/23	610	658,538
Dallas County Flood Control District No. 1, Revenue, GO, Rfdg, 144A	5.000		04/01/20	750	781,492
Dallas/Fort Worth International Airport, Revenue, Series B, AMT	5.000		11/01/22	450	500,634
Decatur Hospital Authority, Wise Regional Health Systems, Revenue, Series A, Rfdg	4.000		09/01/20	200	206,358
Decatur Hospital Authority, Wise Regional Health Systems, Revenue, Series A, Rfdg	5.000		09/01/22	150	161,984
Decatur Hospital Authority, Wise Regional Health Systems, Revenue, Series A, Rfdg	5.000		09/01/23	150	162,539
Gulf Coast Authority, Revenue, ExxonMobil International Holdings, Inc., Rfdg, (Mandatory Put Date 04/01/18), FRDD	1.690	(cc)	06/01/20	800	800,000
Houston Higher Education Finance Corp., Revenue, Cosmos Foundation, Series A, Rfdg	4.000		02/15/22	75	77,428
Kerrville Health Facilities Development Corp., Revenue, Peterson Regional Medical Center Project, Rfdg	5.000		08/15/22	485	530,852
New Hope Cultural Education Facilities Corp., Revenue, Tarelton St. University Student Housing Project, Series A	4.000		04/01/21	300	316,818
New Hope Cultural Education Facilities Finance Corp., Revenue, Jubilee Academic Center Project, 144A	4.250		08/15/27	500	490,510
New Hope Cultural Education Facilities Finance Corp., Revenue, MRC Crestview, Rfdg	4.000		11/15/26	1,060	1,085,610

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	29

Schedule of Investments (continued)

as of March 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
North Texas Tollway Authority, Revenue, Series A, Rfdg	5.000%		01/01/21	100	$107,942
Tarrant County Cultural Education Facilities Finance Corp., Revenue, Trinity Terrace Project, Series A-1, Rfdg	5.000		10/01/29	630	684,854
Texas Municipal Gas Acquisition & Supply Corp. I, Revenue, Senior Lien, Series A	5.250		12/15/19	100	105,248
Texas Municipal Gas Acquisition & Supply Corp. I, Revenue, Senior Lien, Series B, 3 Month LIBOR + 0.700%	2.123	(c)	12/15/26	825	818,185
Texas Municipal Gas Acquisition & Supply Corp. I, Revenue, Senior Lien, Series D	6.250		12/15/26	1,005	1,176,795
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue, 3 Month LIBOR + 0.870%	2.293	(c)	09/15/27	1,515	1,510,970

					15,554,738

Utah 0.4%
Salt Lake City Corp. Airport, Revenue, Series A, AMT	5.000		07/01/22	250	275,223
Utah Charter School Finance Authority, Revenue, Spectrum Academy Project, 144A	4.300		04/15/25	240	242,510

					517,733

Vermont 0.1%
Vermont Economic Development Authority, Revenue, Wake Robin Corp. Project, Rfdg	5.000		05/01/21	100	106,351

Virginia 0.9%
Virginia College Building Authority, Revenue, Marymount University Project, Series A, Rfdg, 144A	5.000		07/01/20	525	550,520
Virginia College Building Authority, Revenue, Marymount University Project, Series B, 144A	5.000		07/01/20	500	524,305
Virginia Small Business Financing Authority, Revenue, Express Lanes, AMT	4.250		07/01/22	150	162,329

					1,237,154

Washington 0.6%
Skagit County Public Hospital District No. 1, Revenue, Rfdg	4.000		12/01/22	500	526,255
Washington Health Care Facilities Authority, Revenue, Overlake Medical Center, Rfdg	5.000		07/01/20	300	318,831

					845,086

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS (Continued)

West Virginia 0.5%
Monongalia County Commission Special District, Revenue, Series A, Rfdg, 144A	4.500%	06/01/27	250	$249,800
West Virginia Economic Development Authority, Revenue, Morgantown Energy Association, AMT, Rfdg	2.875	12/15/26	450	440,190

				689,990

Wisconsin 2.7%
Public Finance Authority, Revenue, Bancroft Neurohealth Project, Series A, Rfdg, 144A	5.000	06/01/23	500	538,780
Public Finance Authority, Revenue, Celanese U.S. Holdings LLC, Series A, AMT, Rfdg	5.000	01/01/24	1,000	1,105,880
Public Finance Authority, Revenue, Series E, AMT, Rfdg	5.000	07/01/23	2,000	2,161,660

				3,806,320

TOTAL INVESTMENTS 99.4% (cost $140,523,610)				140,565,420
Other assets in excess of liabilities 0.6%				815,402

NET ASSETS 100.0%				$141,380,822

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

BAM—Build America Mutual

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate

NATL—National Public Finance Guaranty Corp.

OTC—Over-the-counter

PCR—Pollution Control Revenue

Rfdg—Refunding

#	Principal amount shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at March 31, 2018.
(cc)	Variable rate instrument. The rate shown is based on the latest available information as of March 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and/or U.S. guaranteed obligations.

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	31

Schedule of Investments (continued)

as of March 31, 2018

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of March 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds
Alabama	$—	$1,000,000	$—
Alaska	—	1,066,617	—
Arizona	—	6,414,015	—
California	—	8,208,336	—
Colorado	—	5,103,249	—
Connecticut	—	2,119,585	—
Delaware	—	1,419,906	—
District of Columbia	—	1,116,917	—
Florida	—	10,102,651	—
Georgia	—	2,175,219	—
Guam	—	1,868,251	—
Idaho	—	2,058,400	—
Illinois	—	29,226,140	—
Indiana	—	875,255	—
Iowa	—	977,461	—
Kentucky	—	1,710,732	—
Louisiana	—	2,746,265	—
Maryland	—	1,010,817	—
Massachusetts	—	333,691	—
Michigan	—	1,250,632	—
Minnesota	—	1,226,220	—
Mississippi	—	1,000,000	—
Missouri	—	630,128	—
Nevada	—	1,564,760	—
New Jersey	—	9,208,710	—
New York	—	6,332,767	—
North Carolina	—	529,920	—

See Notes to Financial Statements.

32

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Municipal Bonds (continued)
North Dakota	$—	$522,390	$—
Ohio	—	5,447,547	—
Oklahoma	—	775,965	—
Oregon	—	220,882	—
Pennsylvania	—	5,552,741	—
Puerto Rico	—	105,844	—
Rhode Island	—	1,260,519	—
South Carolina	—	303,621	—
Tennessee	—	2,341,895	—
Texas	—	15,554,738	—
Utah	—	517,733	—
Vermont	—	106,351	—
Virginia	—	1,237,154	—
Washington	—	845,086	—
West Virginia	—	689,990	—
Wisconsin	—	3,806,320	—

Total	$—	$140,565,420	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2018 were as follows (unaudited):

Healthcare	17.5%
Special Tax/Assessment District	15.0
Corporate Backed IDB & PCR	12.9
Education	11.6
General Obligation	10.1
Pre-pay Gas	7.7
Transportation	6.8
Tobacco	6.4
Water & Sewer	6.3%
Lease Backed Certificate of Participation	2.6
Power	1.5
Development	1.0

99.4
Other assets in excess of liabilities	0.6

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	33

Schedule of Investments (continued)

as of March 31, 2018

The Fund did not hold any derivative instruments as of March 31, 2018, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$603

For the year ended March 31, 2018, the Fund did not have any net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended March 31, 2018, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Short Positions(1)
$143,784

(1)	Value at Trade Date.

See Notes to Financial Statements.

34

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of March 31, 2018

Assets
Unaffiliated investments (cost $140,523,610)	$140,565,420
Cash	1,072,663
Interest receivable	1,662,586
Receivable for Fund shares sold	750,068
Receivable for investments sold	100,000
Prepaid expenses	587

Total assets	144,151,324

Liabilities
Payable for investments purchased	1,765,135
Payable for Fund shares reacquired	770,888
Dividends payable	105,373
Accrued expenses and other liabilities	52,692
Management fee payable	49,946
Distribution fee payable	25,743
Affiliated transfer agent fee payable	725

Total liabilities	2,770,502

Net Assets	$141,380,822

Net assets were comprised of:
Shares of beneficial interest, at par	$13,998
Paid-in capital in excess of par	142,313,649

142,327,647
Undistributed net investment income	292,344
Accumulated net realized loss on investment transactions	(1,280,979)
Net unrealized appreciation on investments	41,810

Net assets, March 31, 2018	$141,380,822

See Notes to Financial Statements.

36

Class A
Net asset value and redemption price per share, ($40,222,444 ÷ 3,980,803 shares of beneficial interest issued and outstanding)	$10.10
Maximum sales charge (3.25% of offering price)	0.34

Maximum offering price to public	$10.44

Class C
Net asset value, offering price and redemption price per share, ($20,309,243 ÷ 2,011,957 shares of beneficial interest issued and outstanding)	$10.09

Class Z
Net asset value, offering price and redemption price per share, ($80,838,982 ÷ 8,003,909 shares of beneficial interest issued and outstanding)	$10.10

Class Q
Net asset value, offering price and redemption price per share, ($10,153 ÷ 1,006 shares of beneficial interest issued and outstanding)	$10.10

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	37

Statement of Operations

Year Ended March 31, 2018

Net Investment Income (Loss)
Income
Interest income	$4,053,216

Expenses
Management fee	743,667
Distribution fee(a)	311,794
Transfer agent’s fees and expenses (including affiliated expense of $4,847)(a)	106,942
Registration fees(a)	87,590
Custodian and accounting fees	69,243
Audit fee	42,444
Legal fees and expenses	25,575
Shareholders’ reports	23,001
Trustees’ fees	12,830
Miscellaneous	15,773

Total expenses	1,438,859
Less: Fee waiver and/or expense reimbursement(a)	(314,163)
Custodian fee credit	(1,630)

Net expenses	1,123,066

Net investment income (loss)	2,930,150

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(485,269)
Futures transactions	603

(484,666)

Net change in unrealized appreciation (depreciation) on investments	978,520

Net gain (loss) on investment transactions	493,854

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,424,004

(a)	Class specific expenses were as follows (see Note 1):

	Class A	Class C	Class Z	Class Q
Distribution fee	97,231	214,563	—	—
Transfer agent’s fees and expenses	26,347	15,226	65,359	10
Registration fees	24,146	18,702	32,630	12,112
Fee waiver and/or expense reimbursement	(85,640)	(53,020)	(163,376)	(12,127)

See Notes to Financial Statements.

38

Statements of Changes in Net Assets

	Year Ended March 31,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,930,150	$3,080,913
Net realized gain (loss) on investment transactions	(484,666)	(314,281)
Net change in unrealized appreciation (depreciation) on investments	978,520	(3,761,496)

Net increase (decrease) in net assets resulting from operations	3,424,004	(994,864)

Dividends from net investment income
Class A	(795,132)	(1,186,508)
Class C	(277,358)	(291,821)
Class Z	(1,718,832)	(1,534,137)
Class Q	(198)	—

	(2,791,520)	(3,012,466)

Fund share transactions
Net proceeds from shares sold	71,917,437	103,590,710
Net asset value of shares issued in reinvestment of dividends and distributions	1,658,596	1,684,964
Cost of shares reacquired	(52,401,883)	(130,124,793)

Net increase (decrease) in net assets from Fund share transactions	21,174,150	(24,849,119)

Total increase (decrease)	21,806,634	(28,856,449)

Net Assets:
Beginning of year	119,574,188	148,430,637

End of year(a)	$141,380,822	$119,574,188

(a) Includes undistributed net investment income of:	$292,344	$155,594

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	39

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on October 24, 1997. The Trust currently consists of the following five series: Prudential QMA Large-Cap Core Equity PLUS Fund, Prudential QMA Long-Short Equity Fund and Prudential Short Duration Muni High Income Fund, each of which are diversified funds and Prudential Global Real Estate Fund and Prudential US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the Prudential Short Duration Muni High Income Fund (the “Fund”).

The investment objective of the Fund is to provide the maximum amount of income that is eligible for exclusion from federal income taxes.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

40

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Short Duration Muni High Income Fund	41

Notes to Financial Statements (continued)

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused

42

by changes in value of equities. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, and effective January 1, 2018, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements. Prior to January 1, 2018 transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements were not designated as class specific expenses and were allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may

Prudential Short Duration Muni High Income Fund	43

Notes to Financial Statements (continued)

differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.55% of the Fund’s average daily net assets up to and including $5 billion, 0.525% on the next $5 billion of average daily net assets, and 0.515% of the Fund’s average daily net assets in excess of $10 billion. The management fee rate before any waivers and/or expense reimbursements was 0.55% for the year ended March 31, 2018.

PGIM Investments has contractually agreed through July 31, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as

44

income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 0.60% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The effective management fee rate, net of waivers and/or expense reimbursements, was 0.32% for the year ended March 31, 2018.

The Trust, on behalf of the Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) who acts as the distributor of the Class A, Class C, Class Z and Class Q shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and C shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class Q shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it has received $34,690 in front-end sales charges resulting from sales of Class A shares during the year ended March 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended March 31, 2018, it received $1,172 and $3,103 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a

Prudential Short Duration Muni High Income Fund	45

Notes to Financial Statements (continued)

common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended March 31, 2018, the Fund’s purchases and sales transactions under Rule 17a-7, were $5,301,199 and $13,102,157, respectively. There were no realized gain (losses) associated with these 17a-7 transactions during the reporting period.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended March 31, 2018, were $116,123,205 and $96,097,699, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended March 31, 2018, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment transactions by $1,880 due to the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized gain (loss) on investments and net assets were not affected by this change.

For the year ended March 31, 2018, the tax character of dividends paid was $2,784,156 of tax-exempt income and $7,364 of ordinary income. For the year ended March 31, 2017, the tax character of dividends paid was $2,981,516 of tax-exempt income and $30,950 of ordinary income.

As of March 31, 2018, the components of distributable earnings on a tax basis was $185,786 of tax-exempt income (includes timing difference of $105,373 for dividends payable). This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

46

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$140,324,764	$1,393,316	$(1,152,660)	$240,656

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward of approximately $1,264,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class Q shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class Q shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of March 31, 2018, Prudential, through its affiliate entities, owned 1,006 Class Q shares of the Fund. At reporting period end, five shareholders of record held 76% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Prudential Short Duration Muni High Income Fund	47

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended March 31, 2018:
Shares sold	1,598,580	$16,271,516
Shares issued in reinvestment of dividends and distributions	51,589	524,300
Shares reacquired	(1,507,946)	(15,358,050)

Net increase (decrease) in shares outstanding before conversion	142,223	1,437,766
Shares issued upon conversion from other share class(es)	5,391	54,730
Shares reacquired upon conversion into other share class(es)	(253,091)	(2,583,514)

Net increase (decrease) in shares outstanding	(105,477)	$(1,091,018)

Year ended March 31, 2017:
Shares sold	3,507,919	$36,045,856
Shares issued in reinvestment of dividends and distributions	65,887	670,297
Shares reacquired	(4,898,635)	(49,910,553)

Net increase (decrease) in shares outstanding before conversion	(1,324,829)	(13,194,400)
Shares reacquired upon conversion into other share class(es)	(662,387)	(6,671,325)

Net increase (decrease) in shares outstanding	(1,987,216)	$(19,865,725)

Class C
Year ended March 31, 2018:
Shares sold	587,792	$5,965,886
Shares issued in reinvestment of dividends and distributions	14,298	145,175
Shares reacquired	(622,083)	(6,314,755)

Net increase (decrease) in shares outstanding before conversion	(19,993)	(203,694)
Shares reacquired upon conversion into other share class(es)	(88,455)	(899,678)

Net increase (decrease) in shares outstanding	(108,448)	$(1,103,372)

Year ended March 31, 2017:
Shares sold	847,561	$8,654,619
Shares issued in reinvestment of dividends and distributions	14,682	149,225
Shares reacquired	(740,903)	(7,478,261)

Net increase (decrease) in shares outstanding before conversion	121,340	1,325,583
Shares reacquired upon conversion into other share class(es)	(51,795)	(529,971)

Net increase (decrease) in shares outstanding	69,545	$795,612

48

Class Z	Shares	Amount
Year ended March 31, 2018:
Shares sold	4,871,549	$49,670,035
Shares issued in reinvestment of dividends and distributions	97,362	988,923
Shares reacquired	(3,025,094)	(30,729,078)

Net increase (decrease) in shares outstanding before conversion	1,943,817	19,929,880
Shares issued upon conversion from other share class(es)	338,789	3,455,139
Shares reacquired upon conversion into other share class(es)	(2,631)	(26,677)

Net increase (decrease) in shares outstanding	2,279,975	$23,358,342

Year ended March 31, 2017:
Shares sold	5,770,326	$58,890,235
Shares issued in reinvestment of dividends and distributions	84,897	865,442
Shares reacquired	(7,191,294)	(72,735,979)

Net increase (decrease) in shares outstanding before conversion	(1,336,071)	(12,980,302)
Shares issued upon conversion from other share class(es)	714,416	7,201,296

Net increase (decrease) in shares outstanding	(621,655)	$(5,779,006)

Class Q
Period ended March 31, 2018*:
Shares sold	986	$10,000
Shares issued in reinvestment of dividends and distributions	20	198

Net increase (decrease) in shares outstanding	1,006	$10,198

*	Commencement of offering was May 25, 2017.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be

Prudential Short Duration Muni High Income Fund	49

Notes to Financial Statements (continued)

possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the period ended March 31, 2018.

50

Financial Highlights

Class A Shares
	Year Ended March 31,			May 29, 2014(b) through March 31,
	2018(f)	2017(f)	2016(f)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.03	$10.26	$10.17	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.21	0.21	0.17
Net realized and unrealized gain (loss) on investment transactions	0.06	(0.23)	0.10	0.17
Total from investment operations	0.28	(0.02)	0.31	0.34
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.21)	(0.21)	(0.17)
Distributions from net realized gains	-	-	(0.01)	-	(c)
Total dividends and distributions	(0.21)	(0.21)	(0.22)	(0.17)
Net asset value, end of period	$10.10	$10.03	$10.26	$10.17
Total Return(a):	2.78%	(0.23)%	3.07%	3.43%

Ratios/Supplemental Data:
Net assets, end of period (000)	$40,222	$40,966	$62,314	$9,062
Average net assets (000)	$38,892	$58,677	$32,591	$5,344
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.85%	0.85%	0.85%	0.85%	(d)
Expenses before waivers and/or expense reimbursement	1.07%	1.06%	1.11%	1.40%	(d)
Net investment income (loss)	2.14%	2.07%	2.10%	2.21%	(d)
Portfolio turnover rate	71%	70%	19%	31%	(e)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Less than $0.005.
(d)	Annualized.
(e)	Not annualized.
(f)	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	51

Financial Highlights (continued)

Class C Shares
	Year Ended March 31,			May 29, 2014(b) through March 31,
	2018(f)	2017(f)	2016(f)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.02	$10.25	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.14	0.14	0.11
Net realized and unrealized gain (loss) on investment transactions	0.06	(0.24)	0.10	0.15
Total from investment operations	0.20	(0.10)	0.24	0.26
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.13)	(0.14)	(0.10)
Distributions from net realized gains	-	-	(0.01)	-	(c)
Total dividends and distributions	(0.13)	(0.13)	(0.15)	(0.10)
Net asset value, end of period	$10.09	$10.02	$10.25	$10.16
Total Return(a):	2.01%	(0.98)%	2.30%	2.69%

Ratios/Supplemental Data:
Net assets, end of period (000)	$20,309	$21,240	$21,023	$11,962
Average net assets (000)	$21,456	$22,803	$15,743	$5,073
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.60%	1.60%	1.60%	1.60%	(d)
Expenses before waivers and/or expense reimbursement	1.85%	1.81%	1.86%	2.19%	(d)
Net investment income (loss)	1.39%	1.33%	1.39%	1.43%	(d)
Portfolio turnover rate	71%	70%	19%	31%	(e)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Less than $0.005.
(d)	Annualized.
(e)	Not annualized.
(f)	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

52

Class Z Shares
	Year Ended March 31,			May 29, 2014(b) through March 31,
	2018(f)	2017(f)	2016(f)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.02	$10.26	$10.17	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.24	0.24	0.19
Net realized and unrealized gain (loss) on investment transactions	0.07	(0.25)	0.10	0.17
Total from investment operations	0.31	(0.01)	0.34	0.36
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.23)	(0.24)	(0.19)
Distributions from net realized gains	-	-	(0.01)	-	(c)
Total dividends and distributions	(0.23)	(0.23)	(0.25)	(0.19)
Net asset value, end of period	$10.10	$10.02	$10.26	$10.17
Total Return(a):	3.13%	(0.08)%	3.33%	3.65%

Ratios/Supplemental Data:
Net assets, end of period (000)	$80,839	$57,368	$65,093	$48,254
Average net assets (000)	$74,855	$67,197	$54,951	$38,695
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.60%	0.60%	0.60%	0.60%	(d)
Expenses before waivers and/or expense reimbursement	0.82%	0.81%	0.86%	1.23%	(d)
Net investment income (loss)	2.40%	2.33%	2.39%	2.36%	(d)
Portfolio turnover rate	71%	70%	19%	31%	(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Less than $0.005.
(d)	Annualized.
(e)	Not annualized.
(f)	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

Prudential Short Duration Muni High Income Fund	53

Financial Highlights (continued)

Class Q Shares
	May 25, 2017(a) through March 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.14
Income (loss) from investment operations:
Net investment income (loss)	0.21
Net realized and unrealized gain (loss) on investment transactions	(0.05)
Total from investment operations	0.16
Less Dividends
Dividends from net investment income	(0.20)
Net asset value, end of period	$10.10
Total Return(c):	1.58%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.60%	(d)
Expenses before waivers and/or expense reimbursement	141.66%	(d)
Net investment income (loss)	2.42%	(d)
Portfolio turnover rate	71%	(e)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	Not annualized.

See Notes to Financial Statements.

54

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 12:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Prudential Short Duration Muni High Income Fund (the “Fund”), a series of Prudential Investment Portfolios 12, including the schedule of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the four-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Retail investment companies since 2003.

New York, New York

May 16, 2018

Prudential Short Duration Muni High Income Fund	55

Income Tax Information (unaudited)

We are advising you that during the fiscal year ended March 31, 2018, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class C	Class Z	Class Q

Tax-Exempt Dividends	$.207	$.131	$.232	$.199

In January 2019, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2018.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

56

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 90	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (65) Board Member Portfolios Overseen: 90	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (65) Board Member Portfolios Overseen: 90	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Prudential Short Duration Muni High Income Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 90	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).	Since September 2017

Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 90	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (74) Board Member Portfolios Overseen: 90	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

Prudential Short Duration Muni High Income Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 89	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 90	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.	Since July 2003

 ±Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

# Mr. Reid joined the Board effective as of March 1, 2018.

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (55) Board Member & President Portfolios Overseen: 90	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen:90	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Prudential Short Duration Muni High Income Fund

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* (58) Board Member Portfolios Overseen: 89	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (43) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004

Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Prudential Short Duration Muni High Income Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

M. Sadiq Peshimam (54) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since February 2006

Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	225 Liberty Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Short Duration Muni High Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SHORT DURATION MUNI HIGH INCOME FUND

SHARE CLASS	A	C	Z	Q
NASDAQ	PDSAX	PDSCX	PDSZX	PDSQX
CUSIP	744336835	744336827	744336819	744336744

MF222E

PRUDENTIAL QMA LARGE-CAP CORE EQUITY PLUS FUND

ANNUAL REPORT

MARCH 31, 2018

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term capital appreciation

Highlights

PRUDENTIAL QMA LARGE-CAP CORE EQUITY PLUS FUND

•

QMA uses a proprietary quantitative stock selection model to evaluate over 3,000 stocks in the US market. This model evaluates stocks with regard to quality, earnings expectations, and relative value. The Fund is comprised of long positions in stocks deemed attractive by the model, and takes short positions in unattractive stocks. The result is an active, diversified core portfolio with a net exposure to the market of about 100% (or a beta of about 1).

•

Since the Fund’s inception in mid-September of 2017, favoring companies with improving earnings prospects and good quality was particularly valuable in adding excess return over the S&P 500 Index. This benefit was achieved in nearly all sectors.

•

During the period, stocks held long in the Fund outperformed the market, and stocks held short underperformed. This was beneficial because the Fund focuses on capturing the spread return between the long and short positions, and this spread was positive over the reporting period.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on June 11, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

- Not part of the Annual Report -

Prudential QMA Large-Cap Core Equity PLUS Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

- Not part of the Annual Report -

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However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

- Not part of the Annual Report -

Prudential QMA Large-Cap Core Equity PLUS Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential QMA Large-Cap Core Equity PLUS Fund informative and useful. The report covers performance for the period from the inception of the Fund on September 19, 2017 through the end of the fiscal year on March 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds will be renamed from Prudential to PGIM Funds. Renaming our funds is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name is changing. Your Fund’s management and operation, along with the Fund’s symbols, will remain the same.*

Over the reporting period, global economic growth continued its positive momentum, and central banks gradually tightened monetary policy. The US economy experienced moderate expansion and robust employment levels.

Equity returns were solid, due to healthy earnings expectations and the anticipated impact from tax reform. Global equities, including emerging markets, generally posted strong returns. US equities soared on new regulatory policy and revised corporate tax legislation. However, late in the period volatility arose on jitters over inflation and rising interest rates, tariffs, and a potential trade war.

In bond markets, US Treasury yields rose across both short and longer maturities. European bonds followed and often led during the period. In Japan, the policy stance kept yields considerably lower. US corporate bonds handily outpaced Treasuries. Although most bond market sectors delivered positive returns, a great deal of gains were erased at the end of the period. In March, the Federal Reserve hiked interest rates for the sixth time since 2015, based on confidence in the economy.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA Large-Cap Core Equity PLUS Fund

May 15, 2018

*Note: The Prudential Day One Funds will not be changing their names.

Prudential QMA Large-Cap Core Equity PLUS Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

Total Returns as of 3/31/18 (without sales charges)
Since Inception (%)
Class A	6.00 (9/19/17)
Class C	5.48 (9/19/17)
Class Z	5.87 (9/19/17)
Class Q	6.07 (9/19/17)
S&P 500 Index
5.84
Lipper EQ Alternative Active Extension Funds Average
6.10

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential QMA Large-Cap Core Equity PLUS Fund (Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations for Class Z shares (September 19, 2017) and the account values at the end of the current fiscal period (March 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless

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otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, and Class Q shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class C*	Class Z*	Class Q**
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 4 of this report for more information.

**Class Q shares will be renamed as Class R6 shares effective on June 11, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 3 of this report for more information.

Prudential QMA Large-Cap Core Equity PLUS Fund	9

Your Fund’s Performance (continued)

Benchmark Definitions

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper EQ Alternative Active Extension Funds Average—The Lipper EQ Alternative Active Extension Funds Average (Lipper Average) is an index of funds that combine long- and short-stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings—Long Positions* expressed as a percentage of net assets as of 3/31/18 (%)
Apple, Inc., Technology Hardware, Storage & Peripherals	3.3
Microsoft Corp., Software	2.8
JPMorgan Chase & Co., Banks	2.2
Facebook, Inc., Internet Software & Services	2.1
Amazon.com, Inc., Internet & Direct Marketing Retail	1.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Holdings—Short Positions** expressed as a percentage of net assets as of 3/31/18 (%)
Splunk, Inc., Software	(0.7)
Square, Inc., IT Services	(0.7)
WEX, Inc., IT Services	(0.7)
GoDaddy, Inc., Internet Software & Services	(0.6)
Penumbra, Inc., Health Care Equipment & Supplies	(0.6)

Five Largest Industries expressed as a percentage of net assets as of 3/31/18 (%)
Software	6.1
Oil, Gas & Consumable Fuels	5.8
Banks	5.6
Internet Software & Services	5.0
Semiconductors & Semiconductor Equipment	5.0

Industry weightings reflect only long-term investments and are subject to change.

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*A long position is defined as buying shares of stock with the expectation of profiting when the share price appreciates.

**A short position is defined as borrowing shares and then selling those shares with the expectation of profiting when the share price depreciates and those shares can be bought back at a cheaper price. Short positions in the Fund are expressed as a negative percentage of net assets.

Prudential QMA Large-Cap Core Equity PLUS Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA Large-Cap Core Equity PLUS Fund’s inception was 9/19/2017. From that date to March 31, 2018, the Fund’s Class Z shares returned 5.87%, which was above the S&P 500 Index’s return of 5.84%. In addition, the Fund underperformed the Lipper EQ Alternative Active Extension Average of 6.10%.

What were market conditions?

•

Equity returns were strong during the reporting period, as global gross domestic production (GDP) advanced at a healthy pace, long-term interest rates remained close to historical lows, and central banks tightened monetary policy prudently and gradually in light of subdued inflation.

•

In the US, solid economic fundamentals included stable and moderate economic expansion, robust employment, accelerating corporate profit growth, accumulating cash on company balance sheets, and rising consumer and business confidence. Global equities, including emerging markets, generally posted strong returns.

•	Reduced regulatory activity and pressures, as well as revised corporate tax legislation likewise contributed to market performance.

•

Market volatility late in the period reflected concerns that inflation expectations would rise and monetary tightening would ensue and that the likely stimulative effect of tax legislation could be weakened by the negative effect of possible new tariffs and other trade restrictions.

What worked?

•

QMA’s quantitative stock selection model evaluates companies based on relative value, growth, and quality criteria. QMA buys stocks of companies that have good value and quality along with solid growth prospects, and QMA avoids or short companies with the opposite characteristics. During the reporting period, buying stocks with good quality and growth and shorting stocks with poor quality and deteriorating growth was a profitable strategy across most sectors.

•

The Fund’s long positions outperformed the market, and its short positions underperformed. This was a benefit because the Fund focuses on capturing the spread return between its long and short positions. Since longs outperformed shorts, there was a positive spread return.

•

Risk control through diversification served the Fund well over the reporting period. QMA holds hundreds of stocks long and short, which limits any one company’s stock having a big negative impact on performance. In addition, QMA keeps sector and industry allocations similar to the S&P 500 Index, which further reduces risk.

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What didn’t work?

•

QMA favors stocks that are inexpensive relative to industry peers and shorts expensive stocks. Over the full reporting period, this relative value strategy was not profitable. In general, stocks that were more expensive based on measures like forward price-to-earnings, price-to-book, and price-to-sales ratios lagged those that were more reasonably priced.

•

QMA’s stock selection in the Healthcare sector lagged the S&P 500 Index, driven primarily by short positions in companies that had strong returns. QMA avoided these companies because, despite their prospects for reasonable growth, they were very expensive relative to peers and exhibited poor quality. Those expensive stocks continued to do well through the performance period, and the Fund held several of them short, which had a negative impact on performance.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Amazon.com, Inc.	1.45	Celgene Corp.	–0.38
Intel Corp.	1.46	Mallinckrodt PLC	–0.27
Microsoft Corp.	2.40	Splunk, Inc.	–0.25
Apple, Inc.	3.88	Nutrisystem, Inc.	–0.19
JPMorgan Chase & Co.	2.14	WEX, Inc.	–0.19

Did the Fund use derivatives and, if so, how did they affect performance?

There were no derivatives used in this fund during the reporting period.

Current outlook

•

At eight years, the current US economic expansion is one of the longest in history. At this time, QMA does not see warning signs that a recession is imminent. This bodes well for the US stock market, which can continue to advance on solid earnings growth. QMA does, however, believe the extremely low volatility environment will not persist as various risks, including geopolitical, could disrupt the positive market backdrop. Within equities, the enthusiasm for fast-growing stocks at any price has left an imbalance—and an opportunity—for value stocks to rebound. The timing of such a reversal is notoriously hard to predict.

•

Faced with increased uncertainty, the Fund is well positioned—with a balance of both growth and value stocks—to navigate such an environment. This diversification helps ensure stock selection will be effective in different market environments. The Fund also focuses on managing unintended exposures in the portfolio, which can decrease macro

Prudential QMA Large-Cap Core Equity PLUS Fund	13

Strategy and Performance Overview (continued)

exposures and mitigate the impact of external shocks. Overall, uncertainty can produce attractive opportunities for active investors. When uncertainty increases, prices are more likely to become dislocated from fundamentals. The Fund is well placed to exploit such opportunities while simultaneously managing the associated increased risks.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended March 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential QMA Large-Cap Core Equity PLUS Fund	15

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Large-Cap Core Equity PLUS Fund		Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,055.70	1.72%	$8.82
	Hypothetical	$1,000.00	$1,016.36	1.72%	$8.65
Class C	Actual	$1,000.00	$1,050.60	2.43%	$12.42
	Hypothetical	$1,000.00	$1,012.81	2.43%	$12.19
Class Z	Actual	$1,000.00	$1,053.40	1.42%	$7.27
	Hypothetical	$1,000.00	$1,017.85	1.42%	$7.14
Class Q	Actual	$1,000.00	$1,055.40	1.42%	$7.28
	Hypothetical	$1,000.00	$1,017.85	1.42%	$7.14

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 182 days in the six-month period ended March 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended March 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Schedule of Investments

as of March 31, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 129.0%

COMMON STOCKS 128.3%

Aerospace & Defense 2.5%
Arconic, Inc.	1,300	$29,952
Boeing Co. (The)	150	49,182
Ducommun, Inc.*	2,400	72,912
Harris Corp.	850	137,088
Lockheed Martin Corp.	540	182,482
Spirit AeroSystems Holdings, Inc. (Class A Stock)	800	66,960

		538,576

Air Freight & Logistics 0.1%
FedEx Corp.	50	12,006

Airlines 0.7%
Hawaiian Holdings, Inc.	1,800	69,660
Southwest Airlines Co.	1,500	85,920

		155,580

Auto Components 0.5%
BorgWarner, Inc.	2,200	110,506
Tenneco, Inc.	100	5,487

		115,993

Automobiles 0.7%
General Motors Co.	1,900	69,046
Thor Industries, Inc.	710	81,771

		150,817

Banks 5.9%
Bank of America Corp.(u)	13,100	392,869
BankUnited, Inc.	300	11,994
Citigroup, Inc.(u)	3,900	263,250
JPMorgan Chase & Co.(u)	4,300	472,871
Wells Fargo & Co.	2,400	125,784

		1,266,768

Beverages 1.6%
Coca-Cola Co. (The)	2,300	99,889
PepsiCo, Inc.(u)	2,230	243,405

		343,294

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity PLUS Fund	17

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology 4.6%
AbbVie, Inc.(u)	2,600	$246,090
Alexion Pharmaceuticals, Inc.*	180	20,063
Amgen, Inc.(u)	1,220	207,985
Celgene Corp.*	1,660	148,089
Eagle Pharmaceuticals, Inc.*	1,500	79,035
Emergent BioSolutions, Inc.*	400	21,060
Enanta Pharmaceuticals, Inc.*	100	8,091
Gilead Sciences, Inc.	2,500	188,475
Halozyme Therapeutics, Inc.*	1,400	27,426
MiMedx Group, Inc.*	3,800	26,486

		972,800

Building Products 0.5%
Builders FirstSource, Inc.*	4,900	97,216
Universal Forest Products, Inc.	540	17,523

		114,739

Capital Markets 3.0%
Affiliated Managers Group, Inc.	230	43,603
Ameriprise Financial, Inc.	720	106,517
BGC Partners, Inc. (Class A Stock)	900	12,105
Invesco Ltd.	1,500	48,015
Morgan Stanley	1,700	91,732
Raymond James Financial, Inc.	400	35,764
S&P Global, Inc.	890	170,044
Stifel Financial Corp.	200	11,846
T. Rowe Price Group, Inc.	1,200	129,564

		649,190

Chemicals 2.5%
Air Products & Chemicals, Inc.	100	15,903
Chemours Co. (The)	1,900	92,549
Ingevity Corp.*	1,700	125,273
Koppers Holdings, Inc.*	2,400	98,640
LyondellBasell Industries NV (Class A Stock)	1,300	137,384
Westlake Chemical Corp.	560	62,244

		531,993

Commercial Services & Supplies 0.9%
Herman Miller, Inc.	2,500	79,875
Quad/Graphics, Inc.	4,400	111,540

		191,415

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Communications Equipment 1.2%
ARRIS International PLC*	2,100	$55,797
Cisco Systems, Inc.	3,500	150,115
F5 Networks, Inc.*	120	17,353
Juniper Networks, Inc.	300	7,299
Motorola Solutions, Inc.	200	21,060

		251,624

Construction & Engineering 0.6%
EMCOR Group, Inc.	1,200	93,516
Valmont Industries, Inc.	270	39,501

		133,017

Construction Materials 0.1%
United States Lime & Minerals, Inc.	200	14,636

Consumer Finance 1.1%
Capital One Financial Corp.	1,700	162,894
Navient Corp.	3,700	48,544
OneMain Holdings, Inc.*	800	23,952

		235,390

Containers & Packaging 0.4%
Greif, Inc. (Class A Stock)	1,300	67,925
Owens-Illinois, Inc.*	1,200	25,992

		93,917

Distributors 0.4%
LKQ Corp.*	2,400	91,080

Diversified Financial Services 1.6%
Berkshire Hathaway, Inc. (Class B Stock)*(u)	1,490	297,225
Cannae Holdings, Inc.*	1,600	30,176
Leucadia National Corp.	600	13,638

		341,039

Diversified Telecommunication Services 2.7%
AT&T, Inc.(u)	7,800	278,070
Verizon Communications, Inc.(u)	6,000	286,920

		564,990

Electric Utilities 1.1%
Exelon Corp.	3,900	152,139

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity PLUS Fund	19

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
NextEra Energy, Inc.	220	$35,933
PPL Corp.	1,400	39,606

		227,678

Electrical Equipment 0.6%
AMETEK, Inc.	1,700	129,149

Electronic Equipment, Instruments & Components 0.4%
Avnet, Inc.	400	16,704
CDW Corp.	300	21,093
IPG Photonics Corp.*	150	35,007
Trimble, Inc.*	400	14,352

		87,156

Energy Equipment & Services 0.8%
Halliburton Co.	3,200	150,208
Keane Group, Inc.*	500	7,400
Superior Energy Services, Inc.*	1,200	10,116

		167,724

Equity Real Estate Investment Trusts (REITs) 3.0%
Apple Hospitality REIT, Inc.	1,300	22,841
Brixmor Property Group, Inc.	4,800	73,200
Chesapeake Lodging Trust	1,800	50,058
CoreCivic, Inc.	600	11,712
DDR Corp.	8,400	61,572
DiamondRock Hospitality Co.	2,000	20,880
Franklin Street Properties Corp.	9,700	81,577
Gramercy Property Trust	700	15,211
HCP, Inc.	3,100	72,013
Hospitality Properties Trust	3,000	76,020
Kimco Realty Corp.	2,500	36,000
Spirit Realty Capital, Inc.	11,900	92,344
WP Carey, Inc.	300	18,597

		632,025

Food & Staples Retailing 2.0%
Kroger Co. (The)	4,900	117,306
Performance Food Group Co.*	3,000	89,550
Walmart, Inc.(u)	2,400	213,528

		420,384

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Food Products 1.1%
Conagra Brands, Inc.	400	$14,752
J.M. Smucker Co. (The)	830	102,928
Tyson Foods, Inc. (Class A Stock)	1,700	124,423

		242,103

Gas Utilities 0.1%
UGI Corp.	400	17,768

Health Care Equipment & Supplies 6.2%
Abbott Laboratories	2,900	173,768
Align Technology, Inc.*	510	128,076
Baxter International, Inc.	1,100	71,544
Boston Scientific Corp.*	3,900	106,548
Danaher Corp.	1,700	166,447
DENTSPLY SIRONA, Inc.	800	40,248
Edwards Lifesciences Corp.*	780	108,826
Hill-Rom Holdings, Inc.	200	17,400
IDEXX Laboratories, Inc.*	450	86,125
Inogen, Inc.*	180	22,111
Intuitive Surgical, Inc.*	30	12,385
Masimo Corp.*	700	61,565
Medtronic PLC	2,400	192,528
Meridian Bioscience, Inc.	6,800	96,560
STERIS PLC	500	46,680

		1,330,811

Health Care Providers & Services 4.2%
Anthem, Inc.	700	153,790
Centene Corp.*	1,200	128,244
Express Scripts Holding Co.*	2,300	158,884
HCA Healthcare, Inc.	300	29,100
Humana, Inc.	130	34,948
MEDNAX, Inc.*	800	44,504
UnitedHealth Group, Inc.(u)	1,410	301,740
WellCare Health Plans, Inc.*	260	50,344

		901,554

Health Care Technology 0.7%
athenahealth, Inc.*	400	57,212
Cotiviti Holdings, Inc.*	2,800	96,432

		153,644

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity PLUS Fund	21

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 2.4%
Hilton Grand Vacations, Inc.*	2,700	$116,154
Hilton Worldwide Holdings, Inc.	1,600	126,016
Las Vegas Sands Corp.	800	57,520
McDonald’s Corp.(u)	1,350	211,113

		510,803

Household Durables 0.2%
New Home Co., Inc. (The)*	3,100	34,348

Household Products 0.8%
Kimberly-Clark Corp.	930	102,421
Procter & Gamble Co. (The)	800	63,424

		165,845

Independent Power & Renewable Electricity Producers 1.1%
AES Corp.	9,400	106,878
NRG Energy, Inc.	4,500	137,385

		244,263

Industrial Conglomerates 2.0%
3M Co.(u)	950	208,544
General Electric Co.	600	8,088
Honeywell International, Inc.(u)	1,420	205,204

		421,836

Insurance 2.0%
Allstate Corp. (The)	1,300	123,240
American Equity Investment Life Holding Co.	600	17,616
American Financial Group, Inc.	160	17,955
Genworth Financial, Inc. (Class A Stock)*	1,500	4,245
National General Holdings Corp.	5,600	136,136
Old Republic International Corp.	700	15,015
Unum Group	2,200	104,742

		418,949

Internet & Direct Marketing Retail 3.3%
1-800-Flowers.com, Inc. (Class A Stock)*	4,700	55,460
Amazon.com, Inc.*(u)	283	409,597
FTD Cos., Inc.*	2,100	7,644
Groupon, Inc.*	9,000	39,060
Liberty Interactive Corp. QVC Group (Class A Stock)*	1,900	47,823
Netflix, Inc.*	330	97,466

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Internet & Direct Marketing Retail (cont’d.)
Nutrisystem, Inc.	1,600	$43,120

		700,170

Internet Software & Services 7.2%
Akamai Technologies, Inc.*	1,200	85,176
Alphabet, Inc. (Class A Stock)*(u)	343	355,739
Alphabet, Inc. (Class C Stock)*(u)	382	394,144
Etsy, Inc.*	5,800	162,748
Facebook, Inc. (Class A Stock)*(u)	2,830	452,205
XO Group, Inc.*	4,100	85,075

		1,535,087

IT Services 4.9%
Accenture PLC (Class A Stock)(u)	1,290	198,015
Automatic Data Processing, Inc.	1,400	158,872
Booz Allen Hamilton Holding Corp.	1,300	50,336
CACI International, Inc. (Class A Stock)*	110	16,649
Cognizant Technology Solutions Corp. (Class A Stock)	2,000	161,000
Fiserv, Inc.*	120	8,557
MAXIMUS, Inc.	300	20,022
Science Applications International Corp.	300	23,640
Total System Services, Inc.	800	69,008
Visa, Inc. (Class A Stock)(u)	2,640	315,797
Western Union Co. (The)	900	17,307

		1,039,203

Leisure Products 0.0%
Vista Outdoor, Inc.*	500	8,160

Life Sciences Tools & Services 0.7%
Bruker Corp.	200	5,984
Illumina, Inc.*	610	144,216

		150,200

Machinery 3.6%
Caterpillar, Inc.	1,270	187,172
Cummins, Inc.	830	134,535
Dover Corp.	500	49,110
Fortive Corp.	500	38,760
Global Brass & Copper Holdings, Inc.	3,100	103,695
Illinois Tool Works, Inc.	560	87,730
Mueller Industries, Inc.	2,900	75,864

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity PLUS Fund	23

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Machinery (cont’d.)
Oshkosh Corp.	1,300	$100,451

		777,317

Media 1.8%
Comcast Corp. (Class A Stock)	3,400	116,178
Discovery Communications, Inc. (Class C Stock)*	1,100	21,472
News Corp. (Class A Stock)	2,200	34,760
Saga Communications, Inc. (Class A Stock)	400	14,900
Sinclair Broadcast Group, Inc. (Class A Stock)	2,400	75,120
TEGNA, Inc.	6,400	72,896
Twenty-First Century Fox, Inc. (Class A Stock)	1,200	44,028

		379,354

Metals & Mining 1.1%
Commercial Metals Co.	700	14,322
Freeport-McMoRan, Inc.*	8,700	152,859
Southern Copper Corp. (Peru)	400	21,672
Steel Dynamics, Inc.	1,200	53,064

		241,917

Mortgage Real Estate Investment Trusts (REITs) 0.5%
Ladder Capital Corp.	500	7,540
Western Asset Mortgage Capital Corp.	9,400	91,086

		98,626

Multi-Utilities 0.6%
CenterPoint Energy, Inc.	600	16,440
MDU Resources Group, Inc.	3,600	101,376

		117,816

Multiline Retail 1.2%
Kohl’s Corp.	2,000	131,020
Macy’s, Inc.	4,300	127,882

		258,902

Oil, Gas & Consumable Fuels 8.2%
Anadarko Petroleum Corp.	2,600	157,066
Chevron Corp.	1,030	117,461
ConocoPhillips	3,200	189,728
CVR Energy, Inc.	900	27,198
Devon Energy Corp.	3,300	104,907
Exxon Mobil Corp.(u)	3,000	223,830

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Kinder Morgan, Inc.	5,500	$82,830
Marathon Oil Corp.	2,900	46,777
Marathon Petroleum Corp.	2,300	168,153
Murphy Oil Corp.	1,200	31,008
Newfield Exploration Co.*	2,200	53,724
Noble Energy, Inc.	3,300	99,990
Par Pacific Holdings, Inc.*	4,300	73,831
Phillips 66	1,600	153,472
Pioneer Natural Resources Co.	300	51,534
Valero Energy Corp.	1,800	166,986

		1,748,495

Paper & Forest Products 0.4%
Louisiana-Pacific Corp.	2,600	74,802

Personal Products 0.3%
Estee Lauder Cos., Inc. (The) (Class A Stock)	470	70,368

Pharmaceuticals 4.0%
Allergan PLC	80	13,463
Corcept Therapeutics, Inc.*	3,700	60,865
Endo International PLC*	8,800	52,272
Johnson & Johnson(u)	2,070	265,271
Mallinckrodt PLC*	2,900	41,992
Merck & Co., Inc.	1,600	87,152
Perrigo Co. PLC	800	66,672
Pfizer, Inc.	2,900	102,921
Zoetis, Inc.	1,900	158,669

		849,277

Professional Services 0.8%
Insperity, Inc.	2,300	159,965

Real Estate Management & Development 1.2%
CBRE Group, Inc. (Class A Stock)*	3,000	141,660
RMR Group, Inc. (The) (Class A Stock)	1,700	118,915

		260,575

Road & Rail 1.0%
Norfolk Southern Corp.	1,050	142,569
Old Dominion Freight Line, Inc.	360	52,909

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity PLUS Fund	25

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Road & Rail (cont’d.)
Union Pacific Corp.	60	$8,066

		203,544

Semiconductors & Semiconductor Equipment 6.4%
Advanced Energy Industries, Inc.*	600	38,340
Applied Materials, Inc.	2,500	139,025
Broadcom Ltd.	780	183,807
Entegris, Inc.	200	6,960
Intel Corp.(u)	6,400	333,312
KLA-Tencor Corp.	130	14,171
Micron Technology, Inc.*	3,400	177,276
MKS Instruments, Inc.	1,100	127,215
NVIDIA Corp.(u)	1,060	245,485
ON Semiconductor Corp.*	1,200	29,352
Skyworks Solutions, Inc.	460	46,120
Texas Instruments, Inc.	200	20,778

		1,361,841

Software 8.7%
Activision Blizzard, Inc.	1,700	114,682
Adobe Systems, Inc.*(u)	1,130	244,170
American Software, Inc. (Class A Stock)	3,300	42,900
ANSYS, Inc.*	250	39,173
CA, Inc.	700	23,730
Cadence Design Systems, Inc.*	1,000	36,770
Dell Technologies, Inc. (Class V Stock)*	1,500	109,815
Fortinet, Inc.*	2,600	139,308
Intuit, Inc.	910	157,748
Microsoft Corp.(u)	6,500	593,255
Oracle Corp.	3,100	141,825
Progress Software Corp.	400	15,380
salesforce.com, Inc.*(u)	1,700	197,710

		1,856,466

Specialty Retail 2.9%
Dick’s Sporting Goods, Inc.	300	10,515
Foot Locker, Inc.	2,900	132,066
Genesco, Inc.*	400	16,240
Group 1 Automotive, Inc.	100	6,534
Home Depot, Inc. (The)	250	44,560
Murphy USA, Inc.*	900	65,520
RH*	800	76,224
Ross Stores, Inc.	1,800	140,364

See Notes to Financial Statements.

26

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Signet Jewelers Ltd.	1,200	$46,224
Tilly’s, Inc. (Class A Stock)	7,000	79,100

		617,347

Technology Hardware, Storage & Peripherals 5.1%
Apple, Inc.(u)	4,200	704,676
Hewlett Packard Enterprise Co.	7,400	129,796
HP, Inc.	4,300	94,256
Western Digital Corp.	1,600	147,632

		1,076,360

Textiles, Apparel & Luxury Goods 1.6%
Lululemon Athletica, Inc.*	1,700	151,504
Skechers U.S.A., Inc. (Class A Stock)*	3,500	136,115
Wolverine World Wide, Inc.	1,600	46,240

		333,859

Thrifts & Mortgage Finance 0.5%
Radian Group, Inc.	5,100	97,104

Tobacco 1.0%
Altria Group, Inc.	3,300	205,656
Philip Morris International, Inc.	150	14,910

		220,566

Trading Companies & Distributors 1.0%
Applied Industrial Technologies, Inc.	100	7,290
GMS, Inc.*	400	12,224
MSC Industrial Direct Co., Inc. (Class A Stock)	100	9,171
Rush Enterprises, Inc. (Class B Stock)*	700	28,266
Veritiv Corp.*	3,200	125,440
WESCO International, Inc.*	500	31,025

		213,416

TOTAL COMMON STOCKS (cost $26,078,675)		27,325,641

EXCHANGE TRADED FUND 0.7%
SPDR S&P 500 ETF Trust (cost $141,752)	550	144,733

TOTAL LONG-TERM INVESTMENTS (cost $26,220,427)		27,470,374

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity PLUS Fund	27

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
SHORT-TERM INVESTMENT 0.1%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $27,836)(w)	27,836	$27,836

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT 129.1% (cost $26,248,263)		27,498,210

SECURITIES SOLD SHORT (29.3)%

COMMON STOCKS

Aerospace & Defense (0.4)%
Aerojet Rocketdyne Holdings, Inc.*	500	(13,985)
Aerovironment, Inc.*	200	(9,102)
Cubic Corp.	900	(57,240)
Kratos Defense & Security Solutions, Inc.*	700	(7,203)

		(87,530)

Auto Components (0.1)%
Visteon Corp.*	140	(15,434)

Banks (0.3)%
First Republic Bank	300	(27,783)
Prosperity Bancshares, Inc.	400	(29,052)

		(56,835)

Biotechnology (2.7)%
Agios Pharmaceuticals, Inc.*	300	(24,534)
Amicus Therapeutics, Inc.*	5,700	(85,728)
Arena Pharmaceuticals, Inc.*	800	(31,600)
Array BioPharma, Inc.*	1,200	(19,584)
BioCryst Pharmaceuticals, Inc.*	3,400	(16,218)
Bluebird Bio, Inc.*	510	(87,082)
Clovis Oncology, Inc.*	200	(10,560)
Heron Therapeutics, Inc.*	1,900	(52,440)
Insmed, Inc.*	2,600	(58,552)
Ironwood Pharmaceuticals, Inc.*	1,300	(20,059)
Progenics Pharmaceuticals, Inc.*	2,400	(17,904)
Sage Therapeutics, Inc.*	100	(16,107)
Spark Therapeutics, Inc.*	1,200	(79,908)
Spectrum Pharmaceuticals, Inc.*	2,900	(46,661)

		(566,937)

See Notes to Financial Statements.

28

Description	Shares	Value
COMMON STOCKS (Continued)

Chemicals (0.3)%
Ashland Global Holdings, Inc.	1,000	$(69,790)

Commercial Services & Supplies (0.5)%
ABM Industries, Inc.	600	(20,088)
Covanta Holding Corp.	1,000	(14,500)
Healthcare Services Group, Inc.	500	(21,740)
Rollins, Inc.	700	(35,721)
Team, Inc.*	1,000	(13,750)

		(105,799)

Communications Equipment (0.5)%
Finisar Corp.*	3,000	(47,430)
Infinera Corp.*	1,600	(17,376)
ViaSat, Inc.*	600	(39,432)

		(104,238)

Construction & Engineering (0.1)%
Dycom Industries, Inc.*	60	(6,458)
NV5 Global, Inc.*	400	(22,300)

		(28,758)

Construction Materials (0.2)%
Martin Marietta Materials, Inc.	220	(45,606)

Containers & Packaging (0.2)%
Ball Corp.	1,300	(51,623)

Diversified Consumer Services (0.5)%
Adtalem Global Education, Inc.*	600	(28,530)
Chegg, Inc.*	3,700	(76,442)

		(104,972)

Diversified Financial Services (0.3)%
Voya Financial, Inc.	1,100	(55,550)

Electric Utilities (0.1)%
Alliant Energy Corp.	500	(20,430)

Electronic Equipment, Instruments & Components (0.2)%
Fabrinet (Thailand)*	300	(9,414)
II-VI, Inc.*	400	(16,360)
Rogers Corp.*	60	(7,172)

		(32,946)

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity PLUS Fund	29

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Energy Equipment & Services (0.7)%
Baker Hughes a GE Co.	3,700	$(102,749)
Patterson-UTI Energy, Inc.	2,900	(50,779)

		(153,528)

Equity Real Estate Investment Trusts (REITs) (1.0)%
CareTrust REIT, Inc.	700	(9,380)
CoreSite Realty Corp.	100	(10,026)
CyrusOne, Inc.	1,300	(66,573)
National Storage Affiliates Trust	1,500	(37,620)
Public Storage	120	(24,047)
Realty Income Corp.	1,400	(72,422)

		(220,068)

Health Care Equipment & Supplies (2.8)%
AxoGen, Inc.*	1,100	(40,150)
DexCom, Inc.*	1,600	(118,656)
Glaukos Corp.*	1,200	(36,996)
Insulet Corp.*	200	(17,336)
Nevro Corp.*	1,000	(86,670)
NuVasive, Inc.*	1,800	(93,978)
Oxford Immunotec Global PLC*	900	(11,205)
Penumbra, Inc.*	1,100	(127,215)
Quidel Corp.*	1,200	(62,172)

		(594,378)

Health Care Providers & Services (0.8)%
Acadia Healthcare Co., Inc.*	400	(15,672)
BioTelemetry, Inc.*	700	(21,735)
Capital Senior Living Corp.*	1,000	(10,750)
Community Health Systems, Inc.*	4,000	(15,840)
Cross Country Healthcare, Inc.*	1,300	(14,443)
Diplomat Pharmacy, Inc.*	400	(8,060)
Tivity Health, Inc.*	1,400	(55,510)
US Physical Therapy, Inc.	400	(32,520)

		(174,530)

Health Care Technology (0.5)%
Evolent Health, Inc. (Class A Stock)*	2,300	(32,775)
Teladoc, Inc.*	2,000	(80,600)

		(113,375)

See Notes to Financial Statements.

30

Description	Shares	Value
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (1.3)%
Belmond Ltd. (United Kingdom) (Class A Stock)*	3,500	$(39,025)
Eldorado Resorts, Inc.*	300	(9,900)
Lindblad Expeditions Holdings, Inc.*	1,600	(16,432)
Papa John’s International, Inc.	500	(28,650)
Six Flags Entertainment Corp.	1,700	(105,842)
Vail Resorts, Inc.	280	(62,076)
Wingstop, Inc.	200	(9,446)

		(271,371)

Household Durables (0.4)%
iRobot Corp.*	900	(57,771)
Leggett & Platt, Inc.	200	(8,872)
Universal Electronics, Inc.*	500	(26,025)

		(92,668)

Independent Power & Renewable Electricity Producers (0.4)%
Ormat Technologies, Inc.	900	(50,742)
Pattern Energy Group, Inc. (Class A Stock)	1,500	(25,935)

		(76,677)

Insurance (0.0)%
eHealth, Inc.*	600	(8,586)

Internet & Direct Marketing Retail (0.2)%
Expedia Group, Inc.	370	(40,852)
Liberty Expedia Holdings, Inc. (Class A Stock)*	200	(7,856)

		(48,708)

Internet Software & Services (2.2)%
2U, Inc.*	900	(75,627)
Alteryx, Inc. (Class A Stock)*	500	(17,070)
Box, Inc. (Class A Stock)*	3,700	(76,035)
ChannelAdvisor Corp.*	900	(8,190)
Cornerstone OnDemand, Inc.*	800	(31,288)
Coupa Software, Inc.*	300	(13,686)
GoDaddy, Inc. (Class A Stock)*	2,200	(135,124)
GrubHub, Inc.*	300	(30,441)
GTT Communications, Inc.*	300	(17,010)
Instructure, Inc.*	1,000	(42,150)
Okta, Inc.*	500	(19,925)

		(466,546)

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity PLUS Fund	31

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

IT Services (1.8)%
Gartner, Inc.*	790	$(92,920)
Square, Inc. (Class A Stock)*	2,900	(142,680)
WEX, Inc.*	900	(140,958)

		(376,558)

Life Sciences Tools & Services (0.3)%
Codexis, Inc.*	1,700	(18,700)
PerkinElmer, Inc.	300	(22,716)
Syneos Health, Inc.*	900	(31,950)

		(73,366)

Machinery (1.2)%
Chart Industries, Inc.*	500	(29,515)
CIRCOR International, Inc.	600	(25,596)
John Bean Technologies Corp.	110	(12,474)
Snap-on, Inc.	220	(32,459)
Tennant Co.	600	(40,620)
Trinity Industries, Inc.	400	(13,052)
Wabtec Corp.	1,300	(105,820)

		(259,536)

Metals & Mining (0.1)%
Coeur Mining, Inc.*	1,000	(8,000)
Haynes International, Inc.	400	(14,844)

		(22,844)

Mortgage Real Estate Investment Trusts (REITs) (0.1)%
Apollo Commercial Real Estate Finance, Inc.	700	(12,586)

Multi-Utilities (0.2)%
Sempra Energy	300	(33,366)

Oil, Gas & Consumable Fuels (2.4)%
Callon Petroleum Co.*	7,100	(94,004)
Centennial Resource Development, Inc. (Class A Stock)*	2,300	(42,205)
EQT Corp.	1,700	(80,767)
Extraction Oil & Gas, Inc.*	1,300	(14,898)
Golar LNG Ltd. (Bermuda)	500	(13,680)
Green Plains, Inc.	1,400	(23,520)
Halcon Resources Corp.*	5,200	(25,324)
Parsley Energy, Inc. (Class A Stock)*	1,800	(52,182)
PDC Energy, Inc.*	1,200	(58,836)

See Notes to Financial Statements.

32

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Ring Energy, Inc.*	1,900	$(27,265)
SemGroup Corp. (Class A Stock)	1,500	(32,100)
SRC Energy, Inc.*	1,900	(17,917)
Stone Energy Corp.*	700	(25,970)

		(508,668)

Pharmaceuticals (0.1)%
Impax Laboratories, Inc.*	1,500	(29,175)

Professional Services (1.1)%
IHS Markit Ltd.*	1,800	(86,832)
Nielsen Holdings PLC	2,900	(92,191)
WageWorks, Inc.*	1,400	(63,280)

		(242,303)

Real Estate Management & Development (0.6)%
Howard Hughes Corp. (The)*	840	(116,869)

Semiconductors & Semiconductor Equipment (1.4)%
Ambarella, Inc.*	900	(44,091)
Cree, Inc.*	700	(28,217)
Ichor Holdings Ltd.*	900	(21,789)
Inphi Corp.*	1,500	(45,150)
Integrated Device Technology, Inc.*	600	(18,336)
MACOM Technology Solutions Holdings, Inc.*	2,200	(36,520)
MaxLinear, Inc.*	2,300	(52,325)
Microchip Technology, Inc.	200	(18,272)
PDF Solutions, Inc.*	1,100	(12,826)
Veeco Instruments, Inc.*	1,700	(28,900)

		(306,426)

Software (2.6)%
Ebix, Inc.	900	(67,050)
Ellie Mae, Inc.*	200	(18,388)
Everbridge, Inc.*	200	(7,320)
FireEye, Inc.*	1,500	(25,395)
Model N, Inc.*	1,000	(18,050)
Proofpoint, Inc.*	920	(104,558)
Splunk, Inc.*	1,500	(147,585)
Tableau Software, Inc. (Class A Stock)*	300	(24,246)
Varonis Systems, Inc.*	300	(18,150)
Workday, Inc. (Class A Stock)*	940	(119,483)

		(550,225)

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity PLUS Fund	33

Schedule of Investments (continued)

as of March 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail (0.4)%
Camping World Holdings, Inc. (Class A Stock)	900	$(29,025)
Floor & Decor Holdings, Inc. (Class A Stock)*	900	(46,908)

		(75,933)

Technology Hardware, Storage & Peripherals (0.2)%
Electronics For Imaging, Inc.*	1,600	(43,728)

Textiles, Apparel & Luxury Goods (0.0)%
Hanesbrands, Inc.	400	(7,368)

Trading Companies & Distributors (0.1)%
SiteOne Landscape Supply, Inc.*	300	(23,112)

TOTAL SECURITIES SOLD SHORT (proceeds received $6,076,951)		(6,248,946)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT 99.8% (cost $20,171,312)		21,249,264
Other assets in excess of liabilities 0.2%		42,641

NET ASSETS 100.0%		$21,291,905

The following abbreviations are used in the annual report:

ETF—Exchange Traded Fund

LIBOR—London Interbank Offered Rate

REIT(s)—Real Estate Investment Trust(s)

SPDR—Standard & Poor’s Depository Receipts

*	Non-income producing security.
(u)	Represents security, or a portion thereof, segregated as collateral for short sales.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

34

The following is a summary of the inputs used as of March 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$538,576	$—	$—
Air Freight & Logistics	12,006	—	—
Airlines	155,580	—	—
Auto Components	115,993	—	—
Automobiles	150,817	—	—
Banks	1,266,768	—	—
Beverages	343,294	—	—
Biotechnology	972,800	—	—
Building Products	114,739	—	—
Capital Markets	649,190	—	—
Chemicals	531,993	—	—
Commercial Services & Supplies	191,415	—	—
Communications Equipment	251,624	—	—
Construction & Engineering	133,017	—	—
Construction Materials	14,636	—	—
Consumer Finance	235,390	—	—
Containers & Packaging	93,917	—	—
Distributors	91,080	—	—
Diversified Financial Services	341,039	—	—
Diversified Telecommunication Services	564,990	—	—
Electric Utilities	227,678	—	—
Electrical Equipment	129,149	—	—
Electronic Equipment, Instruments & Components	87,156	—	—
Energy Equipment & Services	167,724	—	—
Equity Real Estate Investment Trusts (REITs)	632,025	—	—
Food & Staples Retailing	420,384	—	—
Food Products	242,103	—	—
Gas Utilities	17,768	—	—
Health Care Equipment & Supplies	1,330,811	—	—
Health Care Providers & Services	901,554	—	—
Health Care Technology	153,644	—	—
Hotels, Restaurants & Leisure	510,803	—	—
Household Durables	34,348	—	—
Household Products	165,845	—	—
Independent Power & Renewable Electricity Producers	244,263	—	—
Industrial Conglomerates	421,836	—	—
Insurance	418,949	—	—
Internet & Direct Marketing Retail	700,170	—	—
Internet Software & Services	1,535,087	—	—
IT Services	1,039,203	—	—

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity PLUS Fund	35

Schedule of Investments (continued)

as of March 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Leisure Products	$8,160	$—	$—
Life Sciences Tools & Services	150,200	—	—
Machinery	777,317	—	—
Media	379,354	—	—
Metals & Mining	241,917	—	—
Mortgage Real Estate Investment Trusts (REITs)	98,626	—	—
Multi-Utilities	117,816	—	—
Multiline Retail	258,902	—	—
Oil, Gas & Consumable Fuels	1,748,495	—	—
Paper & Forest Products	74,802	—	—
Personal Products	70,368	—	—
Pharmaceuticals	849,277	—	—
Professional Services	159,965	—	—
Real Estate Management & Development	260,575	—	—
Road & Rail	203,544	—	—
Semiconductors & Semiconductor Equipment	1,361,841	—	—
Software	1,856,466	—	—
Specialty Retail	617,347	—	—
Technology Hardware, Storage & Peripherals	1,076,360	—	—
Textiles, Apparel & Luxury Goods	333,859	—	—
Thrifts & Mortgage Finance	97,104	—	—
Tobacco	220,566	—	—
Trading Companies & Distributors	213,416	—	—
Exchange Traded Fund	144,733	—	—
Affiliated Mutual Fund	27,836	—	—
Common Stocks—Short
Aerospace & Defense	(87,530)	—	—
Auto Components	(15,434)	—	—
Banks	(56,835)	—	—
Biotechnology	(566,937)	—	—
Chemicals	(69,790)	—	—
Commercial Services & Supplies	(105,799)	—	—
Communications Equipment	(104,238)	—	—
Construction & Engineering	(28,758)	—	—
Construction Materials	(45,606)	—	—
Containers & Packaging	(51,623)	—	—
Diversified Consumer Services	(104,972)	—	—
Diversified Financial Services	(55,550)	—	—
Electric Utilities	(20,430)	—	—
Electronic Equipment, Instruments & Components	(32,946)	—	—
Energy Equipment & Services	(153,528)	—	—
Equity Real Estate Investment Trusts (REITs)	(220,068)	—	—
Health Care Equipment & Supplies	(594,378)	—	—

See Notes to Financial Statements.

36

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks—Short (continued)
Health Care Providers & Services	$(174,530)	$—	$—
Health Care Technology	(113,375)	—	—
Hotels, Restaurants & Leisure	(271,371)	—	—
Household Durables	(92,668)	—	—
Independent Power & Renewable Electricity Producers	(76,677)	—	—
Insurance	(8,586)	—	—
Internet & Direct Marketing Retail	(48,708)	—	—
Internet Software & Services	(466,546)	—	—
IT Services	(376,558)	—	—
Life Sciences Tools & Services	(73,366)	—	—
Machinery	(259,536)	—	—
Metals & Mining	(22,844)	—	—
Mortgage Real Estate Investment Trusts (REITs)	(12,586)	—	—
Multi-Utilities	(33,366)	—	—
Oil, Gas & Consumable Fuels	(508,668)	—	—
Pharmaceuticals	(29,175)	—	—
Professional Services	(242,303)	—	—
Real Estate Management & Development	(116,869)	—	—
Semiconductors & Semiconductor Equipment	(306,426)	—	—
Software	(550,225)	—	—
Specialty Retail	(75,933)	—	—
Technology Hardware, Storage & Peripherals	(43,728)	—	—
Textiles, Apparel & Luxury Goods	(7,368)	—	—
Trading Companies & Distributors	(23,112)	—	—

Total	$21,249,264	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of March 31, 2018 were as follows (unaudited):

Software	8.7%
Oil, Gas & Consumable Fuels	8.2
Internet Software & Services	7.2
Semiconductors & Semiconductor Equipment	6.4
Health Care Equipment & Supplies	6.2
Banks	5.9
Technology Hardware, Storage & Peripherals	5.1
IT Services	4.9
Biotechnology	4.6
Health Care Providers & Services	4.2%
Pharmaceuticals	4.0
Machinery	3.6
Internet & Direct Marketing Retail	3.3
Capital Markets	3.0
Equity Real Estate Investment Trusts (REITs)	3.0
Specialty Retail	2.9
Diversified Telecommunication Services	2.7
Aerospace & Defense	2.5

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity PLUS Fund	37

Schedule of Investments (continued)

as of March 31, 2018

Industry (cont’d.)
Chemicals	2.5%
Hotels, Restaurants & Leisure	2.4
Industrial Conglomerates	2.0
Food & Staples Retailing	2.0
Insurance	2.0
Media	1.8
Beverages	1.6
Diversified Financial Services	1.6
Textiles, Apparel & Luxury Goods	1.6
Real Estate Management & Development	1.2
Multiline Retail	1.2
Communications Equipment	1.2
Independent Power & Renewable Electricity Producers	1.1
Food Products	1.1
Metals & Mining	1.1
Consumer Finance	1.1
Electric Utilities	1.1
Tobacco	1.0
Trading Companies & Distributors	1.0
Road & Rail	1.0
Commercial Services & Supplies	0.9
Energy Equipment & Services	0.8
Household Products	0.8
Professional Services	0.8
Airlines	0.7
Health Care Technology	0.7
Automobiles	0.7
Life Sciences Tools & Services	0.7
Exchange Traded Fund	0.7
Construction & Engineering	0.6
Electrical Equipment	0.6
Multi-Utilities	0.6
Auto Components	0.5
Building Products	0.5
Mortgage Real Estate Investment Trusts (REITs)	0.5
Thrifts & Mortgage Finance	0.5
Containers & Packaging	0.4
Distributors	0.4
Electronic Equipment, Instruments & Components	0.4
Paper & Forest Products	0.4
Personal Products	0.3
Household Durables	0.2
Affiliated Mutual Fund	0.1
Gas Utilities	0.1
Construction Materials	0.1
Air Freight & Logistics	0.1
Leisure Products	0.0 *

Securities Sold Short
Textiles, Apparel & Luxury Goods	(0.0)%*
Insurance	(0.0)*
Mortgage Real Estate Investment Trusts (REITs)	(0.1)
Auto Components	(0.1)
Electric Utilities	(0.1)
Metals & Mining	(0.1)
Trading Companies & Distributors	(0.1)
Construction & Engineering	(0.1)
Pharmaceuticals	(0.1)
Electronic Equipment, Instruments & Components	(0.2)
Multi-Utilities	(0.2)
Technology Hardware, Storage & Peripherals	(0.2)
Construction Materials	(0.2)
Internet & Direct Marketing Retail	(0.2)
Containers & Packaging	(0.2)
Diversified Financial Services	(0.3)
Banks	(0.3)
Chemicals	(0.3)
Life Sciences Tools & Services	(0.3)
Specialty Retail	(0.4)
Independent Power & Renewable Electricity Producers	(0.4)
Aerospace & Defense	(0.4)
Household Durables	(0.4)
Communications Equipment	(0.5)
Diversified Consumer Services	(0.5)
Commercial Services & Supplies	(0.5)
Health Care Technology	(0.5)
Real Estate Management & Development	(0.6)
Energy Equipment & Services	(0.7)
Health Care Providers & Services	(0.8)
Equity Real Estate Investment Trusts (REITs)	(1.0)
Professional Services	(1.1)
Machinery	(1.2)
Hotels, Restaurants & Leisure	(1.3)
Semiconductors & Semiconductor Equipment	(1.4)
IT Services	(1.8)
Internet Software & Services	(2.2)
Oil, Gas & Consumable Fuels	(2.4)
Software	(2.6)
Biotechnology	(2.7)
Health Care Equipment & Supplies	(2.8)

99.8
Other assets in excess of liabilities	0.2

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

38

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities Sold Short	Scotia Capital (USA), Inc.	$(6,248,946)	$6,248,946	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity PLUS Fund	39

Statement of Assets & Liabilities

as of March 31, 2018

Assets
Investments at value:
Unaffiliated investments (cost $26,220,427)	$27,470,374
Affiliated investments (cost $27,836)	27,836
Cash	6,399
Deposit with Broker for securities sold short	11,906
Due from Manager	27,901
Dividends receivable	27,588
Receivable for Fund shares sold	1,159
Prepaid expenses	450

Total assets	27,573,613

Liabilities
Securities sold short, at value (proceeds received $6,076,951)	6,248,946
Accrued expenses and other liabilities	24,943
Dividends and interest payable on securities sold short	7,781
Affiliated transfer agent fee payable	20
Distribution fee payable	18

Total liabilities	6,281,708

Net Assets	$21,291,905

Net assets were comprised of:
Shares of beneficial interest, at par	$2,018
Paid-in capital in excess of par	20,161,806

20,163,824
Undistributed net investment income	24,654
Accumulated net realized gain on investment transactions	25,475
Net unrealized appreciation on investments	1,077,952

Net assets, March 31, 2018	$21,291,905

See Notes to Financial Statements.

40

Class A
Net asset value and redemption price per share,
($40,251 ÷ 3,816 shares of beneficial interest issued and outstanding)	$10.55
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price to public	$11.16

Class C
Net asset value, offering price and redemption price per share,
($10,551 ÷ 1,003 shares of beneficial interest issued and outstanding)	$10.52

Class Z
Net asset value, offering price and redemption price per share,
($14,676 ÷ 1,394 shares of beneficial interest issued and outstanding)	$10.53

Class Q
Net asset value, offering price and redemption price per share,
($21,226,427 ÷ 2,011,771 shares of beneficial interest issued and outstanding)	$10.55

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity PLUS Fund	41

Statement of Operations

Period* Ended March 31, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $669)	$236,952
Affiliated dividend income	1,479
Interest income	584

Total income	239,015

Expenses
Management fee	90,814
Distribution fee(a)	83
Registration fees(a)	85,788
Custodian and accounting fees	29,576
Dividend expense on short sales	27,028
Broker fees and expenses on short sales	26,616
Audit fee	22,100
Shareholders’ reports	22,000
Legal fees and expenses	18,601
Trustees’ fees	6,080
Transfer agent’s fees and expenses (including affiliated expense of $60)(a)	153
Miscellaneous	8,999

Total expenses	337,838
Less: Fee waiver and/or expense reimbursement(a)	(176,270)

Net expenses	161,568

Net investment income (loss)	77,447

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	414,579
Short sales transactions	(353,726)

60,853

Net change in unrealized appreciation (depreciation) on:
Investments	1,249,947
Short sales	(171,995)

1,077,952

Net gain (loss) on investment transactions	1,138,805

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,216,252

*	Commencement of operations was September 19, 2017.
(a)	Class specific expenses and waivers were as follows (see Note 1):

	Class A	Class C	Class Z	Class Q
Distribution fee	27	56	—	—
Registration fees	21,447	21,447	21,447	21,447
Transfer agent’s fees and expenses	38	33	39	43
Fee waiver and/or expense reimbursement	(21,567)	(21,524)	(21,538)	(111,641)

See Notes to Financial Statements.

42

Statements of Changes in Net Assets

September 19, 2017* through March 31,2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$77,447
Net realized gain (loss) on investment transactions	60,853
Net change in unrealized appreciation (depreciation) on investments	1,077,952

Net increase (decrease) in net assets resulting from operations	1,216,252

Dividends and Distributions
Dividends from net investment income
Class A	(34)
Class C	(11)
Class Z	(41)
Class Q	(81,901)

(81,987)

Distributions from net realized gains
Class A	(17)
Class C	(17)
Class Z	(17)
Class Q	(33,945)

(33,996)

Fund share transactions
Net proceeds from shares sold	20,075,653
Net asset value of shares issued in reinvestment of dividends and distributions	115,983

Net increase (decrease) in net assets from share transactions	20,191,636

Total increase (decrease)	21,291,905

Net Assets:
Beginning of period	—

End of period(a)	$21,291,905

(a) Includes undistributed/(distributions in excess of) net investment income of:	$24,654

*	Commencement of operations.

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity PLUS Fund	43

Statement of Cash Flows

Period* Ended March 31, 2018

Increase (Decrease) in Cash
Cash flows provided from operating activities:
Dividends and interest received	$211,427
Operating expenses paid	(110,844)
Dividends and interest paid on securities sold short	(19,247)
Broker fees and expense on short sales	(26,616)
Purchases of long-term portfolio investments	(35,986,280)
Net purchases and sales of short-term portfolio investments	(27,836)
Proceeds from disposition of long-term portfolio investments	10,180,432
Net payments to cover securities sold short	(4,454,351)
Net proceeds received from securities sold short	10,177,576
Increase in deposit with Broker for securities sold short	(11,906)
Increase in prepaid expenses	(450)

Net cash used in operating activities	(20,068,095)

Cash flows from financing activities:
Proceeds from fund share sold	20,074,494

Net cash provided by financing activities	20,074,494

Net change in cash	6,399
Cash at beginning of period	—

Cash at end of period	$6,399

Reconciliation of Net Increase in Net Assets to Net Cash Used in Operating Activities:
Net increase in net assets resulting from operations	$1,216,252

Increase in investments	(20,110,459)
Net realized gain on investments	(60,853)
Net unrealized appreciation on investments and short sales	(1,077,952)
Increase in deposit with Broker for securities sold short	(11,906)
Increase in due from Manager	(27,901)
Increase in dividends receivable	(27,588)
Increase in prepaid expenses	(450)
Increase in dividends and interest payable on securities sold short	7,781
Increase in accrued expenses and other liabilities	24,943
Increase in affiliated transfer agent fee payable	20
Increase in distribution fee payable	18

Total Adjustments	(21,284,347)

Net cash used in operating activities	$(20,068,095)

*	Commencement of operations was September 19, 2017.

See Notes to Financial Statements.

44

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on October 24, 1997. The Trust currently consists of the following five series: Prudential QMA Large-Cap Core Equity PLUS Fund, Prudential QMA Long-Short Equity Fund and Prudential Short Duration Muni High Income Fund, each of which are diversified funds and Prudential Global Real Estate Fund and Prudential US Real Estate Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the Prudential QMA Large-Cap Core Equity PLUS Fund (the “Fund”). The Fund commenced investment operations on September 19, 2017.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Prudential QMA Large-Cap Core Equity PLUS Fund	45

Notes to Financial Statements (continued)

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

46

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on open short positions are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Short sales involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Prudential QMA Large-Cap Core Equity PLUS Fund	47

Notes to Financial Statements (continued)

Equity and Mortgage Real Estate Investment Trusts (REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursement.

Taxes: It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

48

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Quantitative Management Associates, LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.80% of average daily net assets up to and including $1 billion; 0.78% of average daily net assets between $1 billion and $3 billion; 0.76% of average daily net assets between $3 billion and $5 billion; 0.75% of average daily net assets between $5 billion and $10 billion; 0.74% of average daily net assets over $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.80% for the period ended March 31, 2018.

PGIM Investments has contractually agreed, through July 31, 2019, to limit Total annual Fund operating expenses after fee waivers and/or reimbursements to 1.20% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class C shares, 0.95% of average daily net assets for Class Z shares, and 0.95% of average daily net assets for Class Q shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The fee waiver and/or expense reimbursement exceeded the management fee for the period ended March 31, 2018.

Prudential QMA Large-Cap Core Equity PLUS Fund	49

Notes to Financial Statements (continued)

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Z and Class Q shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class Q shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it has not received any front-end sales charges resulting from sales of Class A shares during the period ended March 31, 2018. From these fees, if any, PIMS paid such sales charges to broker-dealers, which in turn pays commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the period ended March 31, 2018, it did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliated of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended March 31, 2018 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the

50

1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the period ended March 31, 2018, were $40,440,731 and $20,342,521, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par. For the period ended March 31, 2018, the adjustments were to increase undistributed net investment income by $29,194, decrease accumulated net realized gain on investment transactions by $1,382 and decrease paid-in capital in excess of par by $27,812 due to non-deductible offering costs and other book to tax differences. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the period ended March 31, 2018, the tax character of dividends paid by the Fund was $115,983 of ordinary income.

As of March 31, 2018, the accumulated undistributed earnings on a tax basis were $48,920 of ordinary income and $1,630 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$20,171,733	$2,670,196	$(1,592,665)	$1,077,531

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The

Prudential QMA Large-Cap Core Equity PLUS Fund	51

Notes to Financial Statements (continued)

Fund’s federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class Q shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class Q shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of March 31, 2018 , Prudential, through its affiliate entities, owned 1,005 Class A shares, 1,003 Class C shares, 1,005 Class Z shares and 2,011,771 Class Q shares of the Fund. At reporting period end, Prudential owned 99.6% of the Fund’s outstanding shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Period ended March 31, 2018*:
Shares sold	3,811	$41,337
Shares issued in reinvestment of dividends and distributions	5	51

Net increase (decrease) in shares outstanding	3,816	$41,388

Class C
Period ended March 31, 2018*:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	3	28

Net increase (decrease) in shares outstanding	1,003	$10,028

52

Class Z	Shares	Amount
Period ended March 31, 2018*:
Shares sold	1,389	$14,316
Shares issued in reinvestment of dividends and distributions	5	58

Net increase (decrease) in shares outstanding	1,394	$14,374

Class Q
Period ended March 31, 2018*:
Shares sold	2,001,000	$20,010,000
Shares issued in reinvestment of dividends and distributions	10,771	115,846

Net increase (decrease) in shares outstanding	2,011,771	$20,125,846

*	Commencement of operations was September 19, 2017.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the period ended March 31, 2018.

Prudential QMA Large-Cap Core Equity PLUS Fund	53

Financial Highlights

Class A Shares
	September 19, 2017(a) through March 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investment transactions	0.58
Total from investment operations	0.60
Less Dividends and Distributions
Dividends from investment income	(0.03)
Distributions from net realized gains	(0.02)
Total dividends and distributions	(0.05)
Net asset value, end of period	$10.55
Total Return(c):	6.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$40
Average net assets (000)	$20
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(g)	1.72%	(e)
Expenses before waivers and/or expense reimbursement(g)	203.54%	(e)
Net investment income (loss)	0.43%	(e)
Portfolio turnover rate	60%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.52% for the period ended March 31, 2018.

See Notes to Financial Statements.

54

Class C Shares
	September 19, 2017(a) through March 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	0.57
Total from investment operations	0.55
Less Dividends and Distributions
Dividends from investment income	(0.01)
Distributions from net realized gains	(0.02)
Total dividends and distributions	(0.03)
Net asset value, end of period	$10.52
Total Return(c):	5.48%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11
Average net assets (000)	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(g)	2.43%	(e)
Expenses before waivers and/or expense reimbursement(g)	383.62%	(e)
Net investment income (loss)	(0.32)%	(e)
Portfolio turnover rate	60%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.48% for the period ended March 31, 2018.

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity PLUS Fund	55

Financial Highlights (continued)

Class Z Shares
	September 19, 2017(a) through March 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investment transactions	0.55
Total from investment operations	0.59
Less Dividends and Distributions
Dividends from investment income	(0.04)
Distributions from net realized gains	(0.02)
Total dividends and distributions	(0.06)
Net asset value, end of period	$10.53
Total Return(c):	5.87%

Ratios/Supplemental Data:
Net assets, end of period (000)	$15
Average net assets (000)	$12
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(g)	1.42%	(e)
Expenses before waivers and/or expense reimbursement(g)	341.63%	(e)
Net investment income (loss)	0.71%	(e)
Portfolio turnover rate	60%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.47% for the period ended March 31, 2018.

See Notes to Financial Statements.

56

Class Q Shares
	September 19, 2017(a) through March 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investment transactions	0.57
Total from investment operations	0.61
Less Dividends and Distributions
Dividends from investment income	(0.04)
Distributions from net realized gains	(0.02)
Total dividends and distributions	(0.06)
Net asset value, end of period	$10.55
Total Return(c):	6.07%

Ratios/Supplemental Data:
Net assets, end of period (000)	$21,226
Average net assets (000)	$21,315
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement(g)	1.42%	(e)
Expenses before waivers and/or expense reimbursement(g)	2.41%	(e)
Net investment income (loss)	0.68%	(e)
Portfolio turnover rate	60%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.47% for the period ended March 31, 2018.

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity PLUS Fund	57

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 12:

We have audited the accompanying statement of assets and liabilities of Prudential QMA Large-Cap Core Equity Plus Fund (the “Fund”), a series of Prudential Investment Portfolios 12, including the schedule of investments, as of March 31, 2018, and the related statement of operations, statement of changes in net assets, statement of cash flows, notes (collectively, the “financial statements”) and financial highlights for the period September 19, 2017 (commencement of operations) through March 31, 2018. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations, the changes in its net assets, cash flows, and its financial highlights for the period described above, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Retail investment companies since 2003.

New York, New York

May 15, 2018

58

Federal Income Tax Information (unaudited)

For the period ended March 31, 2018, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
Prudential QMA Large-Cap Core Equity PLUS Fund	100.00%	100.00%

In January 2019 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2018.

Prudential QMA Large-Cap Core Equity PLUS Fund	59

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 90	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (65) Board Member Portfolios Overseen: 90	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (65) Board Member Portfolios Overseen: 90	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Prudential QMA Large-Cap Core Equity PLUS Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 90	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).	Since September 2017

Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 90	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (74) Board Member Portfolios Overseen: 90	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

Prudential QMA Large-Cap Core Equity PLUS Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 89	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 90	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.	Since July 2003

 ±Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

# Mr. Reid joined the Board effective as of March 1, 2018.

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (55) Board Member & President Portfolios Overseen: 90	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen:90	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Prudential QMA Large-Cap Core Equity PLUS Fund

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* (58) Board Member Portfolios Overseen: 89	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (43) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004

Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Prudential QMA Large-Cap Core Equity PLUS Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

M. Sadiq Peshimam (54) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since February 2006

Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential QMA Large-Cap Core Equity PLUS Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA LARGE-CAP CORE EQUITY PLUS FUND

SHARE CLASS	A	C	Z	Q
NASDAQ	PQMAX	PQMCX	PQMZX	PQMQX
CUSIP	744336728	744336710	744336686	744336694

MF237E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended March 31, 2018 and March 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $121,811 and $98,724 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. In addition to the above, $35,000 of audit fees billed by KPMG were paid by The Bank of New York Mellon Corporation and/or its affiliates for the fiscal year ended March 31, 2018.

(b) Audit-Related Fees

For the fiscal years ended March 31, 2018 and March 31, 2017: none.

(c) Tax Fees

For the fiscal years ended March 31, 2018 and March 31, 2017: none.

(d) All Other Fees

For the fiscal years ended March 31, 2018 and March 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services

➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended March 31, 2018 and March 31, 2017: none.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2018 and March 31, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 12

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	May 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	May 16, 2018

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	May 16, 2018